                                                Registration No. 2-76547
                                                File No. 811-3420

                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549
                                FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /

     PRE-EFFECTIVE AMENDMENT NO.                                   /   /

     POST-EFFECTIVE AMENDMENT NO. 28                         / X /

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X /

     AMENDMENT NO.  27                                        / X /


                       OPPENHEIMER INTEGRITY FUNDS
-------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Charter)

            3410 South Galena Street, Denver, Colorado 80231
-------------------------------------------------------------------------
                (Address of Principal Executive Offices)

                             1-303-671-3200
-------------------------------------------------------------------------
                     (Registrant's Telephone Number)

                         ANDREW J. DONOHUE, ESQ.
                   Oppenheimer Management Corporation
                   Two World Trade Center - Suite 3400
                      New York, New York 10048-0203
-------------------------------------
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

    /   /  Immediately upon filing pursuant to paragraph (b)

     / x /  On October 2, 1995, pursuant to paragraph (b)

    /   /  60 days after filing pursuant to paragraph (a)(1)

    /  /   On _______________, pursuant to paragraph (a)(1)

    /   /  75 days after filing pursuant to paragraph (a)(2)

    /   /  On ________________, pursuant to paragraph (a)(2) of

           Rule 485

-------------------------------------------------------------------------
The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1994, was filed on February 27, 1995.

                                FORM N-1A

                       OPPENHEIMER INTEGRITY FUNDS

                          Cross Reference Sheet
                               -----------

Prospectus for Oppenheimer Investment Grade Bond Fund

Part A of
Form N-1A
Item No.       Prospectus Heading
-----          ---------

   1          Front Cover Page
   2          Expenses; Brief Overview of the Fund
   3          Financial Highlights; Performance of the Fund
   4          Front Cover Page; How the Fund is Managed - Organization
              and History; Investment Objective and Policies
   5          How the Fund is Managed; Expenses; Back Cover
   5A         Performance of the Fund
   6          Expenses; Dividends, Capital Gains and Taxes
   7          Shareholder Account Rules and Policies; How to Buy Shares;
              How to Exchange Shares; Special Investor Services; Service
              Plan for Class A Shares; Distribution and Service Plan for
              Class B Shares; How to Sell Shares
   8          How to Sell Shares; How to Exchange Shares; Special
              Investor Services
   9          *

Prospectus for Oppenheimer Value Stock Fund

Part A of
Form N-1A
Item No.      Prospectus Heading
-----         ---------

   1          Front Cover Page
   2          Expenses; Brief Overview of the Fund
   3          Financial Highlights; Performance of the Fund
   4          Front Cover Page; How the Fund is Managed - Organization
              and History; Investment Objective and Policies
   5          How the Fund is Managed; Expenses; Back Cover
   5A         Performance of the Fund
   6          Expenses; Dividends, Capital Gains and Taxes
   7          Shareholder Account Rules and Policies; How to Buy Shares;
              How to Exchange Shares; Special Investor Services; Service
              Plan for Class A Shares; Distribution and Service Plan for
              Class B Shares; How to Sell Shares
   8          How to Sell Shares; How to Exchange Shares; Special
              Investor Services
   9          *



__________________
* Not applicable or negative answer.

                                FORM N-1A

                       OPPENHEIMER INTEGRITY FUNDS

                          Cross Reference Sheet
                               -----------

Statement of Additional Information for Oppenheimer Investment Grade Bond
Fund

Part B of
Form N-1A
Item No.    Statement of Additional Information Heading
-----   ----------------------

  10        Cover Page
  11        Cover Page
  12        *
  13        Investment Objective and Policies; Other Investment
            Techniques and Strategies; Additional Investment Restrictions
            Appendix A (Prospectus) - Description of Securities Ratings
  14        How the Fund is Managed; Trustees and Officers of the Fund
  15        How the Fund is Managed - Major Shareholders;
  16        How the Fund is Managed; Distribution and Service Plans;
            Additional Information about the Fund
  17        Brokerage Policies of the Fund
  18        Additional Information about the Fund
  19        Your Investment Account; How to Buy Shares; How to Sell
            Shares; How to Exchange Shares
  20        Dividends, Capital Gains and Taxes
  21        How the Fund is Managed; Brokerage Policies of the Fund
  22        Performance of the Fund
  23        *

Statement of Additional Information for Oppenheimer Value Stock Fund

Part B of
Form N-1A
Item No.    Statement of Additional Information Heading
-----   ----------------------

  10        Cover Page
  11        Cover Page
  12        *
  13        Investment Objective and Policies; Other Investment
            Techniques and Strategies; Additional Investment Restrictions
            Appendix A (Prospectus) - Description of Securities Ratings
  14        How the Fund is Managed; Trustees and Officers of the Fund
  15        How the Fund is Managed - Major Shareholders;
  16        How the Fund is Managed; Distribution and Service Plans;
            Additional Information about the Fund
  17        Brokerage Policies of the Fund
  18        Additional Information about the Fund

  19        Your Investment Account; How to Buy Shares; How to Sell
            Shares; How to Exchange Shares
  20        Dividends, Capital Gains and Taxes
  21        How the Fund is Managed; Brokerage Policies of the Fund
  22        Performance of the Fund
  23        *
__________________
* Not applicable or negative answer.

O P P E N H E I M E R

Value Stock Fund

   Prospectus dated October 2, 1995

   Oppenheimer Value Stock Fund (the "Fund") is a mutual fund with the investment objective of seeking long-term growth of capital and income primarily through investments in stocks of well established companies.
You should carefully review the risks associated with an investment in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the October 2, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).




                                               (OppenheimerFunds logo)




   Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          ABOUT THE FUND

          Expenses

          A Brief Overview of the Fund

          Financial Highlights

          Investment Objective and Policies

          How the Fund is Managed

          Performance of the Fund



          ABOUT YOUR ACCOUNT

          How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares

          Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans

          How to Sell Shares
          By Mail
          By Telephone

          How to Exchange Shares

          Shareholder Account Rules and Policies

          Dividends, Capital Gains and Taxes

A B O U T  T H E  F U N D

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended December 31, 1994.

     -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages __ through __ for an explanation of how and when these charges apply.

                            Class A   Class B           Class C
                            Shares    Shares            Shares
--------------------------------------------------------------------------
Maximum Sales Charge        5.75%     None              None
on Purchases (as a %
of offering price)
--------------------------------------------------------------------------
Sales Charge on             None      None              None
Reinvested Dividends
--------------------------------------------------------------------------
Deferred Sales Charge       None(1)   5% in the first   1% if shares are
(as a % of the lower of               year, declining   redeemed within
the original purchase                 to 1% in the      12 months of
price or redemption                   sixth year and    purchase(2)
proceeds)                             eliminated
                                      thereafter(2)
--------------------------------------------------------------------------
Exchange Fee                None      None              None

1. If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Class A Shares," below.
   2. See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares" below.

     -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares, include the Service Plan Fee (the maximum service fee is 0.25% of average annual net assets of the class) and the asset-based sales charge of 0.75%. These Plans are discussed in greater detail in "How to Buy Shares." Class C shares were not publicly offered during the fiscal year ended December 31, 1994. The "Annual Fund Operating Expenses" as to Class C shares are estimated based on amounts that would have been payable in that period assuming that Class C shares were outstanding during such fiscal year.

     The actual expenses for each class of shares in future years may be more or less than the figures in the table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.


                               Class A      Class B       Class C
                               Shares       Shares        Shares
-----------------------------------------------------------------------
Management Fees                0.75%        0.75%         0.75%
-----------------------------------------------------------------------
12b-1 Distribution             0.25%(1)     1.00%(2)      1.00%(2)
and/or Plan Fees
-----------------------------------------------------------------------
Other Expenses                 0.27%        0.26%         0.26%
-----------------------------------------------------------------------
Total Fund                     1.27%        2.01%         2.01%
Operating Expenses


1. Service Plan fees only
2. Includes Service Plan fee and asset-based sales charge.

     -- Examples. To try to show the effect of the expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year      3 years     5 years     10 years*
----------------------------------------------------------------------
Class A Shares      $70         $95         $123        $202
Class B Shares      $70         $93         $128        $197
Class C Shares      $30         $63         $108        $234



If you did not redeem your investment, it would incur the following expenses:


Class A Shares      $70         $95         $123        $202
Class B Shares      $20         $63         $108        $197
Class C Shares      $20         $63         $108        $234


   * The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class A shares after 6 years. Long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.


A Brief Overview Of The Fund

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     -- What Is The Fund's Investment Objective? The Fund seeks long-term growth of capital and income primarily through investments in stocks of well established companies.

     -- What Does The Fund Invest In? Under normal market conditions the Fund primarily invests in a diversified portfolio of (i) common stocks or preferred stocks that pay cash dividends, (ii) securities convertible into common stocks, and (iii) other equity securities issued by companies with a market capitalization of at least $500 million or with a history of at least five years of operations as a public company, and which are listed on a national securities exchange or traded in the over-the-counter markets. The Fund will invest primarily in cash dividend-paying stocks. The Fund may also write covered calls and use certain derivative investments and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page ___.

     -- Who Manages The Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation which (including a subsidiary) manages investment company portfolios currently having over $35 billion in assets. The Manager handles the day-to-day business of the Fund. The Fund also has a sub-adviser, Concert Capital Management, Inc. (the "Sub-Adviser") who is responsible for choosing the Fund's investments. The Manager is paid a management fee by the Fund, and the Manager, not the Fund, pays the Sub-Adviser. The Fund has a portfolio manager, David B. Salerno, who is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the Manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and the Sub-Adviser and their fees.

     -- How Risky Is The Fund? All investments carry risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors such as changes in general stock market movements or changes in value of a particular stock because of an event affecting the issuer. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth funds, but more aggressive than money market or growth and income funds. While the Sub-Adviser tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page ___ for a more complete discussion of the Fund's investment risks..

     -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using and Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" starting on page ___ for more details.

     -- Will I Pay A Sales Charge To Buy Shares? The Fund has three classes of shares. All have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class
C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" starting on page ___. The Fund also offers exchange privileges to other OppenheimerFunds, described in "How to Exchange Shares" on page ___.

     -- How Has The Fund Performed? The Fund measures its performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those total returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1994 is included in the Statement of Additional Information, together with the Fund's unaudited financial statements for the six months ended June 30, 1995. Class C shares were not publicly offered prior to October 1, 1995. Accordingly, no information on Class
C shares is reflected in the table below or in the Fund's other financial statements. The information in the table for the fiscal periods prior to 1991 was audited by the Fund's previous independent auditors.

                              --------------------------------------------------------------------------------------------------
                              Financial Highlights
                              --------------------------------------------------------------------------------------------------

                              Class A                                                                           Class B
                              -------------------------------------------------------------------------------   ----------------
                              Year Ended                                                                        Year Ended
                              December 31,                                                                      December 31,
                              1994     1993     1992     1991(3)  1990     1989     1988      1987    1986(2)   1994     1993(1)
==========================================================
==========================================================
============
Per Share Operating Data:
Net asset value,
beginning of period           $ 14.41  $ 14.19  $ 13.57  $ 11.39  $ 12.08  $ 10.47  $  9.51   $ 9.98  $ 10.16   $ 14.35  $ 14.60
Income from investment
operations:
Net investment income             .31      .29      .32      .33      .37      .40      .33      .34      .01       .17      .17
Net realized and unrealized
gain (loss) on investments        .16      .98      .97     2.49     (.57)    1.87     1.15     (.22)    (.19)      .19      .51
                              -------  -------  -------  -------  -------  -------  -------   ------  -------   -------  -------
Total income (loss) from
investment operations             .47     1.27     1.29     2.82     (.20)    2.27     1.48      .12     (.18)      .36      .68

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net
investment income                (.31)    (.29)    (.32)    (.33)    (.39)    (.41)    (.33)    (.41)      --      (.21)    (.17)
Dividends in excess of net
investment income                (.01)      --       --       --       --       --       --       --       --      (.01)      --
Distributions from net realized
gain on investments              (.40)    (.76)    (.35)    (.31)    (.10)    (.25)    (.19)    (.18)      --      (.40)    (.76)
                              -------  -------  -------  -------  -------  -------  -------   ------  -------   -------  -------
Total dividends and
distributions to shareholders    (.72)   (1.05)    (.67)    (.64)    (.49)    (.66)    (.52)    (.59)      --      (.62)    (.93)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                 $ 14.16  $ 14.41  $ 14.19  $ 13.57  $ 11.39  $ 12.08  $ 10.47   $ 9.51  $  9.98   $ 14.09  $ 14.35
                              =======  =======  =======  =======  =======  =======
=======   ======  =======   =======  =======

==========================================================
==========================================================
============
Total Return, at Net Asset
Value(4)                         3.28%    8.97%    9.61%   25.23%   (1.53)%  21.93%   15.61%    1.10%   (1.77)%    2.50%
  4.63%

==========================================================
==========================================================
============
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                $92,728  $90,470  $59,376  $49,381  $40,153  $37,713  $27,434  $19,377  $20,162   $10,893
$5,158
--------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                $90,158  $80,229  $53,485  $45,581  $39,104  $33,742  $24,658  $22,322  $    --(2) $7,834   $2,527
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)    6,548    6,280    4,184    3,639    3,526    3,122    2,620    2,039    2,021       773      359
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income            2.16%    1.97%    2.34%    2.59%    3.22%    3.51%    3.45%    3.15%      --(2)   1.45%
   .97%(5)
Expenses, before voluntary
reimbursement                    1.27%    1.24%    1.19%    1.31%    1.36%    1.40%    1.21%     .70%      --(2)   2.01%
2.14%(5)
Expenses, net of voluntary
reimbursement                    N/A      N/A      N/A      1.26%    1.30%    1.30%    1.19%     N/A       --(2)    N/A      N/A
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)      16.3%    24.3%    12.3%     14.5%    13.5%    14.9%    13.1%    10.8%      --(2)   16.3%
 24.3%

                              1. For the period from May 1, 1993 (inception of offering) to December 31, 1993.
                              2. For the period from December 22, 1986 to December 31, 1986. Ratios during this development period would not be indicative of representative results.
                              3. On March 28, 1991, Oppenheimer Management Corporation became the investment advisor to the
                              Fund.
                              4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
                              5. Annualized.
                              6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1994 were $20,227,936 and $14,410,677, respectively.

                                                       CLASS A
                                                       ------------------------------------------------------------------
                                                       SIX MONTHS
                                                       ENDED
                                                       JUNE 30, 1995  YEAR ENDED DECEMBER 31,
                                                      (Unaudited)     1994        1993      1992        1991(2)    1990
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $14.16         $14.41      $14.19     $13.57     $11.39   $12.08
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                     .16            .31         .29        .32        .33      .37
Net realized and unrealized gain
(loss) on investments                                    2.05            .16         .98        .97       2.49     (.57)
                                                       ------         ------      ------     ------     ------    -----
Total income (loss) from
investment operations                                    2.21            .47        1.27       1.29       2.82     (.20)
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.13)          (.31)       (.29)      (.32)      (.33)    (.39)
Dividends in excess of net
investment income                                        --             (.01)       --         --         --       --
Distributions from net realized gain
on investments                                           --             (.40)       (.76)      (.35)      (.31)    (.10)
                                                       ------         ------      ------     ------     ------    -----
Total dividends and distributions
to shareholders                                          (.13)          (.72)      (1.05)      (.67)      (.64)    (.49)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $16.24         $14.16      $14.41     $14.19     $13.57   $11.39
                                                       ------         ------      ------     ------     ------   ------
                                                       ------         ------      ------     ------     ------   ------
------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                     15.64%          3.28%       8.97%      9.61%     25.23%   (1.53)%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                       $115,655        $92,728     $90,470    $59,376    $49,381  $40,153
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $104,977        $90,158     $80,229    $53,485    $45,581  $39,104
------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end
of period (in thousands)                                7,123          6,548       6,280      4,184      3,639    3,526
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   2.13%(4)        2.16%       1.97%      2.34%      2.59%    3.22%
Expenses, before voluntary
reimbursement                                           1.20%(4)        1.27%       1.24%      1.19%      1.31%    1.36%
Expenses, net of voluntary
reimbursement                                           N/A             N/A         N/A        N/A        1.26%    1.30%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                               7.5%           16.3%       24.3%      12.3%      14.5%    13.5%
                              FINANCIAL HIGHLIGHTS
                                                       CLASS B
                                                       ---------------------------------------
                                                       SIX MONTHS
                                                       ENDED
                                                       JUNE 30, 1995   YEAR ENDED DECEMBER 31,
                                                      (Unaudited)       1994         1993(1)
----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $14.09           $14.35         $14.60
----------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                     .11              .17            .17
Net realized and unrealized gain
(loss) on investments                                    2.02              .19            .51
                                                       ------           ------         ------
Total income (loss) from
investment operations                                    2.13              .36            .68
---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.08)            (.21)          (.17)
Dividends in excess of net
investment income                                        --               (.01)          --
Distributions from net realized gain
on investments                                           --               (.40)          (.76)
                                                       ------           ------         ------
Total dividends and distributions
to shareholders                                          (.08)            (.62)          (.93)
---------------------------------------------------------------------------------------------
Net asset value, end of period                         $16.14           $14.09         $14.35
                                                       ------           ------         ------
                                                       ------           ------         ------
---------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                     15.15%            2.50%          4.63%
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                        $19,020          $10,893         $5,158
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $14,729           $7,834         $2,527
---------------------------------------------------------------------------------------------
Number of shares outstanding at end
of period (in thousands)                                1,178              773            359
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    1.35%(4)         1.45%           .97%(4)
Expenses, before voluntary
reimbursement                                            1.99%(4)         2.01%          2.14%(4)
Expenses, net of voluntary
reimbursement                                            N/A              N/A            N/A
---------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                7.5%            16.3%          24.3%

                                   1. For the period from May 1, 1993 (inception of offering) to December 31, 1993.
                                   2. On March 28, 1991, Oppenheimer Management
                                   Corporation became the investment advisor to the Fund.
                                   3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
                                   4. Annualized.
                                   5. The lesser of purchases or sales of
                                   portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $18,123,183 and $8,078,381, respectively.

Investment Objective and Policies

Objective. The Fund seeks long-term growth of capital and income primarily through investments in stocks of well established companies.

   Investment Policies and Strategies. In seeking its investment objective the Fund will invest, under normal market conditions, primarily in a diversified portfolio of (i) common stocks or preferred stocks that pay cash dividends, (ii) securities convertible into common stocks, and
(iii) other equity securities issued by companies with a market capitalization of at least $500 million or with a history of at least five years of operations as a public company, and which are listed on a national securities exchange or traded in the over-the-counter markets. The Fund will invest primarily in cash dividend-paying stocks. To provide liquidity or for temporary defensive purposes, the Fund may invest all or any portion of its assets in high-quality, short-term money market instruments.

     Concert Capital Management, Inc. (the "Sub-Adviser") will seek to invest in the securities of companies which, in its opinion, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. This would include stocks selling below their historical price/earnings ranges relative to the Standard & Poor's 500 Stock Index or below their historical price/book value ranges. The Sub-Adviser will give strong consideration to securities of companies whose current prices do not adequately reflect, in its opinion, the ongoing business value of the enterprise.

     The Fund may try to hedge against losses in the value of its portfolio securities by using hedging strategies described below. The Sub-Adviser may employ special investment techniques, also described below. Additional information about the securities the Fund may invest in, the hedging strategies the Fund may employ and the special investment techniques may be found under the same headings in the Statement of Additional Information.

     -- Investment Risks. Because of the types of companies the Fund invests in and the investment techniques the Fund uses, some of which may be speculative, the Fund is designed for those investors who are investing for the long-term and who are willing to accept greater risks of loss of their capital in the hope of achieving capital appreciation. Investing for capital appreciation entails the risk of loss of all or part of your principal. There is no assurance that the Fund will achieve its objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

     Because the Fund usually invests a substantial portion (and from time to time may invest all) of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Changes in the overall market prices can occur at any time.

     As discussed below, the Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company. Also, the Fund does not concentrate its investment in any one industry or group of industries

     -- Securities of Foreign Governments and Companies. The Fund may invest in debt and equity securities issued or guaranteed by foreign companies, and debt securities of foreign governments or their agencies. Foreign debt securities may include government bonds, and debentures and notes issued by foreign companies. Some of these debt securities may have variable interest rates or "floating" interest rates that change as prevailing levels of interest rates change. Those changes will affect the income the Fund receives. These securities are described in more detail in the Statement of Additional Information.

     The Fund is not restricted in the amount of its assets it may invest in foreign countries or in which countries. However, if the Fund's assets are held abroad, the countries in which they are held and the sub-custodians holding them must in most cases be approved by the Fund's Board of Trustees.

     - Foreign Securities Have Special Risks. There are certain risks of holding foreign securities. The first is the risk of changes in foreign currency values. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities denominated in that currency. The currency rate change will also affect its income available for distribution. Although the Fund's investment income from foreign securities may be received in foreign currencies, the Fund will be required to distribute its income in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. If the Fund suffers losses on foreign currencies after it has distributed its income during the year, the Fund may find that it has distributed more income than was available from actual investment income. That could result in a return of capital to shareholders.

     There are other risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of U.S. laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

     -- Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." While it is a policy of the Fund generally not to engage in trading for short-term gains, portfolio changes will be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss, if in the Sub-Adviser's judgment, such transactions are advisable in light of the circumstances of a particular company or within a particular industry or in light of market, economic or financial conditions. High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. See "Financial Highlights" above, "Dividends, Capital Gains and Taxes" below and "Brokerage Policies of the Fund" in the Statement of Additional Information.

     -- Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this prospectus.

     -- Derivative Investments. In general, a "Derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes and in other cases to enhance total return. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments."

     There are special risks in investing in derivative investment. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of this can mean that the Fund may realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the counter market and may be illiquid. Please refer to "Illiquid and Restricted Securities" for an explanation.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

     -- Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is
registered under the Securities Act of 1933.   The Fund will not invest
more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

     -- Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund will receive collateral for a loan. These loans are limited to not more than 25% of the value of the Fund's net assets and are subject to the conditions described in the Statement of Additional Information. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year.

     -- Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor of the securities under a repurchase agreement fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days because such repurchase agreements may be illiquid. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

     -- When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or to be delivered at a later date.
There may be a risk of loss to the Fund if the value of the security changes prior to the settlement date.

     -- Hedging. The Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

     Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or defensive reasons.

     - Futures. The Fund may buy and sell futures contracts that relate to broadly-based securities indices (these are referred to as Stock Index Futures) or debt securities (these are referred to as "Interest Rate Futures").

     - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

     The Fund may purchase calls on Stock Index Futures, Interest Rate Futures, broadly-based securities indices and foreign currencies, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

     The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can purchase those puts that relate to (1) securities the Fund owns, (2) Stock Index Futures or Interest Rate Futures (whether or not the Fund owns that particular Future in its portfolio), (3) broadly-based securities indices, or (4) foreign currencies.

     The Fund may write puts on securities, broadly-based securities indices, foreign currencies, Stock Index Futures or Interest Rate Futures. Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it would require more than 50% of its net assets to be segregated to cover the put obligation.

     The Fund may buy and sell calls if certain conditions are met. Calls the Fund buys or sells must be listed on a domestic or foreign securities or commodities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. Each call the Fund writes must be "covered" while it is outstanding; that means the Fund must own the securities on which the call is written or it must own other securities that are acceptable for the escrow arrangements required for calls. After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls. In the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or quoted by recognized dealers in these options. The Fund may also write calls on Futures contracts it owns, but those calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

     - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency. Risks of hedging instruments are described in greater detail in the Statement of Additional Information.

Other Investment Restrictions. The Fund has other investment restrictions which are "fundamental" policies. Under these fundamental policies, the Fund cannot do any of the following:

     - make short sales except for sales "against the box";
     - borrow money or enter into reverse repurchase agreements, except that the Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of the Fund's total assets taken at current market value; the Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of the Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money);
     - concentrate its investments in any particular industry except that
it may invest up to 25% of the value of its   total assets in the
securities of issuers of any one industry (of the utility companies, gas, electric, water and telephone will each be considered as a separate industry); and
     - buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets (1) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (2) the Fund would own more than 10% of that issuer's voting securities.

     All of the percentage restrictions described above and elsewhere in this Prospectus and in the Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

   Organization and History. Oppenheimer Integrity Funds (the "Trust") was organized in 1982 as a multi-series Massachusetts business trust and Oppenheimer Value Stock Fund (the "Fund") is a series of that Trust. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. The Fund is one of two series of the Trust. Each of the two series of the Trust is a mutual fund that issues its own shares, has its own investment portfolio, and its own assets and liabilities.

     The Trust is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. Each class invests in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote together on matters that affect that class alone. Shares are freely transferrable.

   The Manager and Its Affiliates. Since March 28, 1991, the Fund has been managed by the Manager, which handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement which states the Manager's responsibilities and its fees. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Manager has entered into a contract with Concert Capital Management, Inc. ("Concert Capital"), which is controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"), to act as the Fund's Sub-Adviser. The Sub-Adviser is responsible for choosing the Fund's investments and its duties and responsibilities are set forth in the contract with the Manager. The Manager, not the Fund, pays the Sub-Adviser.

     The Manager has operated as an investment adviser since 1959. The Manager (including an affiliate) currently manages investment companies, including other OppenheimerFunds, with assets of over $35 billion as of June 30, 1995, and with more than 2.6 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by MassMutual. The Sub-Adviser was created by MassMutual in 1982 and is provided business services by MassMutual. The Sub-Adviser and MassMutual advise investment companies and institutional clients.

     The Manager and the Fund have a Code of Ethics. The Sub-Adviser has its own Code of Ethics. Each Code of Ethics is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with each Code of Ethics is carefully monitored and strictly enforced by the Manager and the Sub-Adviser, respectively.

     -- Portfolio Manager. The Portfolio Manager of the Fund (who is also a Vice President of the Fund) is David B. Salerno, a Managing Director of the Sub-Adviser. He has been responsible for the day-to-day management of the Fund's portfolio since its inception in 1982. Mr. Salerno also serves as a Senior Vice President of MML Series Investment Fund. For more information about the Fund's other officers and Trustees, see "Trustees and Officers of the Fund" in the Statement of Additional Information.

     -- Fees and Expenses. Under the investment advisory agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $100 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, and 0.66% of net assets in excess of $500 million. The Fund's management fee for its last fiscal year was 0.75% of average annual net assets for each of its class.

     Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser the following annual fees, which decline on additional assets as the Fund grows: 0.40% of the first $50 million of the Fund's average annual net assets and 0.20% of net assets in excess of $50 million.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. The Fund usually uses brokers when buying portfolio securities. When deciding which brokers to use, the Sub-Adviser is permitted by the sub-advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager or the Sub-Adviser or their affiliates serve as investment adviser.

     -- The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that is the Fund's Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "OppenheimerFunds") and is sub-distributor for funds managed by a subsidiary of the Manager.

     -- The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other OppenheimerFunds on an "at-cost" basis. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "cumulative total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     -- Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally they include the payment of the maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B and Class C shares, they include the applicable contingent deferred sales charge. Total returns may also be quoted "at net asset value", without including the contingent deferred sales charge, and those returns would be reduced if the sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended December 31, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

     -- Management's Discussion of Performance. During the first half of the Fund's fiscal year ended December 31, 1994, the Fund's performance was affected by the rise in short-term interest rates. As interest rates rose and the markets grew more volatile, the value of the Fund's assets held in high-quality value stocks increased. During the second half of the Fund's fiscal year, the market moved away from value stocks and toward growth issues. In response to this movement, the Sub-Adviser increased the Fund's exposure to consumer related stocks and healthcare stocks which the Sub-Adviser viewed as having a better value and a potential for long-term growth.

     -- Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A and Class B shares of the Fund held at December 31, 1994; in the case of Class A shares, from the inception of the class on December 26, 1986, and in the case of Class B shares, from the inception of the class on May 1, 1993. Class C shares were not offered during the fiscal year ended December 31, 1994 and thus no performance information about Class C is given.

     The performance of each class of the Fund's shares is compared to the performance of the S&P 500 Index, an unmanaged index of 500 widely-held common stocks traded on the New York and American Stock Exchanges and the over-the-counter market. It is widely recognized as a general measure of stock market performance. It includes a factor for the reinvestment of dividends but does not reflect expenses or taxes. Index performance reflects reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change in Value of $10,000 Hypothetical Investment in:
Oppenheimer Value Stock Fund Class A and Class B Shares and the S&P 500
Index

[Graph]

Past Performance is not predictive of future performance.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     -- Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer Funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

     -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. It is described below in "Buying Class B Shares".


     -- Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described below in "Buying Class C Shares," below.

   Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other Oppenheimer funds (not all of which offer Class B or Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate these factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the asset-based sales charge on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or C for which no initial sales charge is paid.

     - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more or $1 million or more of Class B or C shares respectively from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

     - Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

     -- Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B and Class
C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of contingent deferred sales charge) in non-retirement accounts for Class B and Class C shareholders, you should carefully review how you plan to use your investment account
before deciding which class of shares to buy.   For example, share
certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral, that may be a factor. Also, because not all Oppenheimer funds currently offer Class B or Class
C shares, and because exchanges are permitted only to the same class of shares in other Oppenheimer funds, you should consider how important the exchange privilege is likely to be for you.

     -- How Does It Affect Payments To My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class instead of another class. It is important that investors understand that the purpose of the contingent deferred sales charge and asset-based sales on Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

     With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

How Are Shares Purchased? You can buy shares several ways - through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or to have the Transfer Agent send redemption proceeds or transmit dividends and distributions.

     Shares are purchased for your account by Account Link on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     -- Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     -- At What Price Are Shares Sold? Shares are sold at the price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

   Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and a portion allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                     Front-End         Front-End
                     Sales Charge      Sales Charge     Commission
                     as                as               as
                     Percentage        Percentage       Percentage
                     of Offering       of Amount        of Offering
Amount of Purchase   Price             Invested         Price
-----------------------------------
Less than $25,000    5.75%             6.10%            4.75%
-----------------------------------
$25,000 or more but  5.50%             5.82%            4.75%
less than $50,000
-----------------------------------
$50,000 or more but  4.75%             4.99%            4.00%
less than $100,000
-----------------------------------
$100,000 or more but 3.75%             3.90%            3.00%
less than $250,000
-----------------------------------
$250,000 or more but 2.50%             2.56%            2.00%
less than $500,000
-----------------------------------
$500,000 or more but 2.00%             2.04%            1.60%
less than $1 million

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:

          - purchases aggregating $1 million or more, or
          - purchases by an OppenheimerFunds prototype 401(k) plan that:
          (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

     Shares of any of the OppenheimerFunds that offers only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of
(1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

     -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares.
You can also count Class A and Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.

     This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     - the Manager or its affiliates;
     - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
     - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
     - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
     -employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
     - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sales of Fund shares); and
     - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
     - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
     - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or
     - shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
     - shares sold to unit investment trusts as an investment for previously purchased and unexpired plans permitting additional period purchases.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans"); or
     - to return excess contributions made to Retirement Plans; or
     - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
     - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
     - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
     - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

     -- Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net asset value of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net asset value of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                   Contingent Deferred Sales Charge
Beginning of Month in which        On Redemptions in That Year
Purchase Order Was Accepted        (As % of Amount Subject to Charge)
-----------------------------------
0 - 1                              5.0%
1 - 2                              4.0%
2 - 3                              3.0%
3 - 4                              3.0%
4 - 5                              2.0%
5 - 6                              1.0%
6 and following                    None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     -- Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Fund also pays the Distributor a service fee of 0.25% per year. Both fees are computed on the average annual net asset value of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by up to 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge (and the first year's service fee) to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.

     If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

   Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     -- Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to pay the Distributor for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares.
The Fund also pays the Distributor a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to pay dealers that sell Class C shares.

     The Distributor uses the service fee to pay dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge during the first year shares are outstanding. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class C shares before the Plan was terminated.

     -- Waiver of Class B and Class C Sales Charge. The Class B and Class C contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class
C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Shares Redeemed in Certain Cases. The Class B and Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:
     - to make distributions to participants or beneficiaries from Retirement Plans, if the distributions are made
     (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or
     - following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary which occurred after the account was opened;
     - redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration),
     - to make returns of excess contributions to Retirement Plans,
     - to make distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request) and
     - for distributions from OppenheimerFunds prototype 401(k) plans
     (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

   Waivers for Shares Sold or Issued in Certain Transactions

     The contingent deferred sales charge is also waived on Class B and Class C shares in the following cases:

     - shares sold to the Manager or its affiliates;
     - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
     - shares issued in plans of reorganization to which the Fund is a party; and
     - shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

     -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. Automatic Withdrawal Plans are not advisable for Class B and Class C shares subject to a contingent deferred sales charge ("CDSC") unless waivers of the CDSC apply. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     -- Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

   Reinvestment Privilege. If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account (and redemptions, transfers and exchanges). The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
     - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
     - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs
     - Pension and Profit-Sharing Plans for self-employed persons and small business owners
     - 401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. You can sell your shares by written directions to the Transfer Agent or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you may be required to submit a withholding form with your request to avoid delay.
If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     -- Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     - You wish to redeem more than $50,000 worth of shares and receive a check
     - A redemption check is not payable to all shareholders listed on the account statement
     - A redemption check is not sent to the address of record on your account statement
     - Shares are being transferred to a Fund account with a different owner or name
     - Shares are redeemed by someone other than the owners (such as an Executor)

     -- Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or from a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     - Your name
     - The Fund's name
     - Your Fund account number (from your account statement)
     - The dollar amount or number of shares to be redeemed
     - Any special payment instructions
     - Any share certificates for the shares you are selling
     - The signatures of all registered owners exactly as the account is registered, and
     - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for           Send courier or Express Mail
requests by mail to:                    Express Mail requests to:
Oppenheimer Shareholder Services        Oppenheimer Shareholder Services
P.O. Box 5270                           10200 E. Girard Avenue,
Denver, Colorado 80217                  Building D
                                        Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

     - To redeem shares through a service representative, call
1-800-852-8457
     - To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements For Repurchase of Shares From Dealers And Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain
OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     - Shares of the fund selected for exchange must be available for sale in your state of residence
     - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     - You must meet the minimum purchase requirements for the fund you purchase by exchange
     - Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the Oppenheimer funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. All Oppenheimer funds offer Class A shares. Most but not all Oppenheimer funds offer Class B and Class C shares. A list can be obtained by calling the Distributor at 1-800-525-7048. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     -- Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should be aware of:

     - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

     -- The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     -- Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

     -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

     -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income and pays such dividends to shareholders quarterly. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     -- Reinvest All Distributions In The Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
     -- Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
     -- Receive All Distributions In Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
     -- Reinvest Your Distributions In Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     -- "Buying A Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     -- Taxes On Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     -- Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                       APPENDIX TO PROSPECTUS OF
                      OPPENHEIMER VALUE STOCK FUND


     Graphic material included in Prospectus of Oppenheimer Value Stock
Fund: "Comparison of Total Return of Oppenheimer Value Stock Fund with the S&P 500 Index - Change in Value of a $10,000 Hypothetical Investment"

     Linear graphs will be included in the Prospectus of Oppenheimer Value Stock Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund. In the case of Class A shares, that graph will cover each of the Fund's fiscal years from the inception of the class (December 31,
1986) through December 31, 1994, and in the case of Class B shares the graph will cover the periods from inception of the class (May 1, 1993)
through December 31, 1994.   The graphs will compare such values with the
same investments over the same time periods with the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to Market"

                       Oppenheimer
Fiscal Year            Value Stock
(Period) Ended         Fund A               S&P 500 Index

12/22/86               $9,452               $10,000
12/31/86               $9,258               $9,9366
12/31/87               $9,360               $10,458
12/31/88               $10,820              $12,189
2/31/89                $13,193              $16,045
12/31/90               $12,991              $15,546
12/31/91               $16,268              $20,272
12/31/92               $17,831              $21,815
12/31/93               $19,430              $24,009
12/31/94               $20,068              $24,324

                       Oppenheimer
Fiscal Year            Value Stock
(Period) Ended         Fund B(1)            S&P 500 Index

05/1/93                $10,000              $10,000
12/31/93               $10,463              $10,525
12/31/94               $10,339              $10,663

----------
(1) Class B shares of the Fund were first publicly offered on May 1, 1993.

Oppenheimer Value Stock Fund
3410 South Galena Street,
Denver, Colorado 80231
Telephone: 1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
Concert Capital Management, Inc.
125 High Street
Boston, Massachusetts 02110

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc., Concert Capital Management, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


PR03265.001.1095  *Printed on recycled paper

OPPENHEIMER VALUE STOCK FUND

3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

   Statement of Additional Information dated October 2, 1995.


     This Statement of Additional Information of Oppenheimer Value Stock Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 2, 1995. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                             Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . .2
   Investment Policies and Strategies. . . . . . . . . . . .2
   Other Investment Techniques and Strategies. . . . . . . .5
   Other Investment Restrictions . . . . . . . . . . . . . .16
How the Fund is Managed. . . . . . . . . . . . . . . . . . .17
Organization and History . . . . . . . . . . . . . . . . . .17
Trustees and Officers of the Fund. . . . . . . . . . . . . .19
The Manager and Its Affiliates . . . . . . . . . . . . . . .22
Brokerage Policies of the Fund . . . . . . . . . . . . . . .25
Performance of the Fund. . . . . . . . . . . . . . . . . . .27
Distribution and Service Plans . . . . . . . . . . . . . . .29
About Your Account
How to Buy Shares. . . . . . . . . . . . . . . . . . . . . .31
How to Sell Shares . . . . . . . . . . . . . . . . . . . . .38
How to Exchange Shares . . . . . . . . . . . . . . . . . . .42
Dividends, Capital Gains and Taxes . . . . . . . . . . . . .43
Additional Information About the Fund. . . . . . . . . . . .44
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . .45
Financial Statements . . . . . . . . . . . . . . . . . . . .46
Appendix A: Industry Classifications . . . . . . . . . . . .A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     -- Equity Securities

     - Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity. Those can be a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     - Convertible Securities. While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

     -- Debt Securities

     - U.S. Government Securities. The U.S. government obligations in which the Fund may invest in for defensive reasons include U.S. Treasury bills, notes and bonds which are direct obligations of the U.S. government and debt obligations issued, assumed, guaranteed or sponsored by agencies or instrumentalities established under the authority of an Act of Congress, or obligations secured by such securities.

     - Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as a percentage of the prime rate of a bank or the 91-day U.S. Treasury bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

     - Short-Term Money Market Securities. The high-quality, short-term money market instruments the Fund may invest in to provide liquidity or for temporary defensive purposes include U.S. government obligations; commercial paper which at the date of the investment is rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or, if unrated, is issued by companies having an outstanding debt issue currently rated at least A by Standard & Poor's or Moody's; short-term obligations of corporate issuers which at the date of investment are rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's; bank participation certificates, provided that at the date of investment each of the underlying loans is made to an issuer of securities rated at least A-2, AA or SP-2 by Standard & Poor's or P-2 or Aa by Moody's, and also provided that the underlying loans have a remaining maturity of one year or less; and certificates of deposit and bankers' acceptances of banks and savings and loan associations. The Fund may also purchase short-term money market instruments which ratings are substantially similar to the Moody's and Standard & Poor's ratings and are from another NRSRO.

     - Warrants. The Fund may invest up to 5% of the value of its assets in warrants in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period.

   -- Securities of Foreign Governments and Companies. As stated in the Prospectus, the Fund may invest in equity or debt securities (which may be dominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities.

     The percentage of the Fund's assets that will be allocated to foreign securities will vary from time to time depending on, among other things, the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. The Sub-Adviser will consider an issuer's affiliation, if any, with a foreign government as one of the factors in determining whether to purchase any particular foreign security. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

     Securities of foreign issuers that are represented by American depository receipts (known as "ADRs"), or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities," because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding must be, in most cases, approved by the Fund's Board of Trustees under applicable SEC rules.

     The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. There may be a lack of public information about foreign issuers. Foreign countries may not have financial reporting, accounting and auditing standards comparable to those that apply to U.S. issuers. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. They may have increased delays in settling portfolio transactions. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies - Hedging," below.

     The values of foreign investments may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

Other Investment Techniques and Strategies

     - Writing Call Options. The Fund may write (that is, sell) call options ("calls"). All calls written by the Fund must be "covered" while the call is outstanding (that means, the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract.

     When the Fund writes a call on an investment it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund has subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     - Writing Put Options. A put option on an investment gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     - Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     The Fund may purchase put options ("puts") which relate to securities, foreign currencies or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

     Buying a put on an investment it does not own, either a put on an index or a put on a Stock Index Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date.
In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     - Stock Index Futures and Interest Rate Futures. The Fund may buy and sell futures contracts relating either to broadly-based stock indices ("Stock Index Futures") or to debt securities ("Interest Rate Futures").
A Stock Index Future obligates the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Generally, contracts are closed out with offsetting transactions prior to the expiration date of the contract. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, the value on the Fund's books is changed to reflect changes in its market value) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Stock Index Futures and Interest Rate Futures by their terms call for settlement by the delivery of cash and of debt securities, respectively, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     - Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. A call written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. Normally this will be effected by the sale of a security denominated in the relevant currency at a price higher or lower than the original acquisition price of the security. This will result in a loss or gain in addition to that resulting from the currency option position. The Fund will not engage in writing options on foreign currencies unless the Fund has sufficient liquid assets denominated in the same currency as the option or in a currency that, in the judgment of the Manager, will experience substantially similar movements against the U.S. dollar as the option currency.

     - Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

     There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To attempt to limit its exposure to loss under Forward Contracts in a particular foreign currency, the Fund limits its use of these contracts to the amount of its net assets denominated in that currency or denominated in a closely-correlated foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

     The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities denominated in that currency provided the excess amount is "covered" by liquid, high grade debt securities, denominated in either that foreign currency or U.S. dollars, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     - Additional Information About Hedging Instruments and Their Use.
The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required from the Fund for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by each of the option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund, or an advisor that is an affiliate of the Fund's advisor. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of equity securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     - Risks or Hedging with Futures and Options. An option position may be closed out only on a market that provides secondary training for options at the same series, and there is no assurance that a liquid market exist for any particular option. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     -- Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     -- Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Trust's Board of Trustees from time to time), for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Sub-Adviser will impose creditworthiness requirements to confirm that the vendor is financially sound. Additionally, the Sub-Adviser will continuously monitor the collateral's value.

     -- When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Sub-Adviser will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     -- Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments. Hedging Instruments may be used to attempt to: (1) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the securities markets, (2) protect unrealized gains in the value of the Fund's securities which have appreciated, (3) facilitate selling securities for investment reasons, (4) establish a position in the securities markets as a temporary substitute for purchasing particular equity securities, or (5) reduce the risk of adverse currency fluctuations.

     The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may: (i) purchase Futures or (ii) purchase calls on such Futures or securities. Normally, the Fund would then purchase the equity securities and terminate the hedging position. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency or on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. At present, the Fund does not intend to enter into Futures, Forward Contracts and options on Futures if, after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options exceeds
5% of the value of the Fund's total assets. In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed. Additional Information about the Hedging Instruments the Fund may use is provided below.

     -- Short Sales Against-the-Box. In a short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in-the-box" until the short position is closed out. They may also be used to protect a gain on the security "in-the-box" when the Fund does not want to sell it and recognize a capital gain.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust may not, on behalf of the Fund:

     - act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

     - invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans (this restriction does not prevent the Fund from purchasing securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs);

     - make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities;

     - pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of the pledge not exceeding 15% of the cost of the Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on futures contracts, and except for reverse repurchase agreements and securities lending;

     - purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer's securities are beneficially owned by officers and trustees of the Trust or officers and directors of Massachusetts Mutual Life Insurance Company ("MassMutual") who individually beneficially own more than 1/2 of 1% of the securities of such issuer; and

     - make loans to an officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

     In addition to the investment restrictions described above and those contained in the Prospectus, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such nonfundamental policies and guidelines, the Fund may not:

     - invest for the purpose of exercising control over, or management of, any company;

     - purchase any security of a company which (including any predecessor, controlling person, general partner and guarantor) has a record of less than three years of continuous operations or relevant business experience , if such purchase would cause more than 5% of the current value of the Fund's assets to be invested in such companies; and

     - invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

     For purposes of the Fund's policy not to concentrate investments as described in the investment restrictions in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This policy is not a fundamental policy.

How the Fund is Managed

   Organization and History. Oppenheimer Value Stock Fund (referred to as the "Fund") is one of two series of Oppenheimer Integrity Funds (the "Trust"). This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund. The Trust was established in 1982 as MassMutual Liquid Assets Trust and changed its name to MassMutual Integrity Funds on April 15, 1988. The Fund was established as a separate Massachusetts business trust known as MassMutual Equity Investors Trust in 1986, and was reorganized as a series of the Trust on April 15, 1988. On March 29, 1991, the Trust changed its name from MassMutual Integrity Funds to Oppenheimer Integrity Funds and the Fund changed its name from MassMutual Value Stock Fund to Oppenheimer Value Stock Fund.

     Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Trust. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of at least 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Trust valued at $25,000 or more or holding at least 1% of the Trust's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicant's expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances, the risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers of the Fund

     The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Each Trustee is also a trustee, director or managing general partner of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Tax-Exempt Fund, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Oppenheimer Champion Income Fund, Oppenheimer International Bond Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Variable Account Funds, Daily Cash Accumulation Fund, Inc., Centennial America Fund, L.P., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust and Centennial California Tax Exempt Trust, (collectively, the "Denver-based Oppenheimer funds"). Mr. Fossel is President and Mr. Swain is Chairman of each of the Denver-based Oppenheimer funds. As of September 25, 1995, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of the Fund's outstanding shares. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager (for which one of the officers listed below, Mr. Donohue, is a trustee) other than the shares beneficially owned under that plan by the officers of the Fund listed below:

Robert G. Avis, Trustee; Age: 64*
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age: 80
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age: 65
19411 Merion Circle, Huntington Beach, California 92648
Vice President of McDonnell Douglas Space Systems, Co.; formerly associated with the National Aeronautics and Space Administration.


Jon S. Fossel, President and Trustee; Age: 53*
Two World Trade Center, New York, New York 10048-0203
Chairman and a director of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a director of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

Raymond J. Kalinowski, Trustee; Age: 66
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.: formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age: 73
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age: 73
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ned M. Steel, Trustee; Age: 80
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman and Trustee; Age: 61*
3410 South Galena Street, Denver, Colorado 80231
Vice Chairman of the Manager; President and Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

Andrew J. Donohue, Vice President; Age: 45
Two World Trade Center, New York, New York 10048-0203
Executive Vice President and General Counsel of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; formerly a Partner in, Kraft & McManimon (a law firm) prior to which he was an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Secretary and Treasurer; Age: 58
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

David B. Salerno, Vice President and Portfolio Manager;  Age: 52
100 Northfield Drive, Windsor, Connecticut 06095
Managing Director of the Sub-Adviser; Senior Vice President of MML Series Investment Fund.

Robert G. Zack, Assistant Secretary; Age: 47
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 36
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 29
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other
Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

[FN]
-----------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


     -- Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below from the Fund, during its fiscal year ended December 31, 1994, and from all 21 of the Denver-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section, for services in the positions shown:

                                             Total Compensation
                        Aggregate            From All
                        Compensation         Denver-based
Name and Position       from Fund            OppenheimerFunds1
Robert G. Avis          $213                 $53,000.00
  Trustee

William A. Baker        $295                 $73,257.01
  Audit and Review
  Committee Chairman
  and Trustee

Charles Conrad, Jr.     $274                 $68,293.67
  Audit and Review
  Committee Member
  and Trustee

Raymond J. Kalinowski   $213                 $53,000.00
  Trustee

C. Howard Kast          $213                 $53,000.00
  Trustee

Robert M. Kirchner      $274                 $68,293.67
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel            $213                 $53,000.00
  Trustee

________________
1For the 1994 calendar year.

   Major Shareholders. As of September 25, 1995, the only entities that owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was MML Securities Corp., 1350 Main Street, Springfield, Massachusetts 01103, which owned 2,227,948.224 Class A shares (30.57%) of the Fund, and which represented less than 5% of the Trust; and Massachusetts Mutual Life Insurance Company, c/o Investment Securities Dept., 1295 State Street, Springfield, Massachusetts 01111, which owned 549,013.828 Class A shares (7.53%) of the Fund, and which represented less than 5% of the Trust.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Mr. Jon S. Fossel and Mr. James C. Swain) serve as Trustees of the Fund.

     The Manager and the Fund have a Code of Ethic, as does the Sub-Adviser. The Codes are designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Codes of Ethics is carefully monitored and strictly enforced.

     -- The Investment Advisory Agreement. The investment advisory agreement, dated as of March 28, 1991, between the Trust on behalf of the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

     The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

     Prior to April 23, 1993, MassMutual served as the Fund's investment sub-adviser under a prior sub-advisory agreement (the "Prior Sub-Advisory Agreement"). The Manager paid MassMutual a sub-advisory fee under the Prior Sub-Advisory Agreement at the following annual rates: 0.40% of the Fund's first $100 million of average annual net assets, 0.30% of the next $200 million, 0.25% of the next $200 million and 0.20% of average annual net assets in excess of $500 million. From January 1, 1993 through April 23, 1993, MassMutual temporarily delegated to the Sub-Adviser its duties to manage the investment and reinvestment of the Fund's assets under the Prior Sub-Advisory Agreement (but not its other duties). MassMutual also transferred the senior investment personnel responsible for advising the Fund to the Sub-Adviser. The delegation of duties to the Sub-Adviser was subject to MassMutual's supervision and control and subject to MassMutual's right to terminate the delegation at any time.

     On April 23, 1993, the Fund's shareholders approved a new sub-advisory agreement (the "sub-advisory agreement") with the Sub-Adviser, thereby terminating the delegation of duties under the Prior Sub-Advisory Agreement. The sub-advisory fees paid under the sub-advisory agreement are stated in the Prospectus. In connection with approval of the sub-advisory agreement by the Trust's Board of Trustees and shareholders, MassMutual has represented that there will be no substantive change in the sub-advisory relationship other than the restructuring of investment advisory duties between MassMutual and the Sub-Adviser pursuant to MassMutual's internal reorganization of its investment advisory services for equity assets. MassMutual has agreed to guarantee the performance of the Sub-Adviser under the sub-advisory agreement. That guarantee may be amended or terminated by a written instrument signed by MassMutual, the Manager and the Fund, and shall terminate if for three consecutive 12 month fiscal year ends the Sub-Adviser has total stockholders equity of at least $200,000 according to its annual audited financial statements delivered to the Fund. Attaining such level of stockholders equity shall not preclude the Trust's Board of Trustees from considering the financial condition of the Sub-Adviser or any other matters in determining at any time whether to terminate, approve or renew the sub-advisory agreement.

     Under the sub-advisory agreement, the Sub-Adviser is responsible for managing the Fund's portfolio of securities and making investment decisions with respect to the Fund's investments subject to the Fund's investment policies established by the Board of Trustees of the Trust, and in accordance with the Fund's investment objective, policies and restrictions, set forth in the Prospectus and this Additional Statement. The sub-advisory agreement has the same provisions as to renewal, termination and the standard of care as the investment advisory agreement, and both advisory agreements are subject to annual approval by the Trustees, who may terminate either advisory agreement on sixty days' notice approved by a majority of the Trustees.

     The advisory agreements contain no expense limitation. However, independently of the advisory and sub-advisory agreements, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee, but excluding taxes, interest, brokerage fees, distribution plan payments, and extraordinary expenses, such as litigation costs) shall not exceed (and the Manager undertakes to reduce the Fund's management fee in the amount by which such expenses shall exceed) the most stringent applicable state "blue sky" expense limitation requirement for qualification of sale of the Fund's shares. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of the Fund's average annual net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. The Manager reserves the right to change or eliminate this expense limitation at any time.

     The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation.

     For the fiscal years ended December 31, 1992, 1993 and 1994, the advisory fees paid to the Manager were $401,148, $614,932 and $738,121, respectively, of which $215,035, $264,792 and $295,983, respectively, was paid by the Manager to the Sub-Adviser.

     -- The Distributor. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Class A Service Plan and the Class B and Class
C Distribution and Service Plans), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended December 31, 1992, 1993 and 1994, the aggregate amount of sales charges on sales of the Fund's Class A shares was $171,597, $296,555 and $204,620, respectively, of which the Distributor and Massachusetts Mutual Life Investors Services, Inc. ("MMLISI") retained in the aggregate $162,902, $232,226 and $135,102 in those respective years. For the year ending December 31, 1994, the Distributor advanced $186,017 to broker-dealers on the sales of the Funds' Class B shares, $35,292 of which went to MMLISI. In addition, the Distributor collected $10,493 from contingent deferred sales charges assessed on Class B shares. Class C shares were not publicly offered prior to October 1, 1995. For additional information about distributing of the Fund's shares, payment made by the Fund to the Distributor, and expenses connected with such activities, refer to "Distribution and Service Plans," below.

     -- The Transfer Agent. Oppenheimer Shareholder Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies Of The Fund

Brokerage Provisions of the Investment Advisory and Sub-Advisory Agreements. One of the duties of the Sub-Adviser under the sub-advisory agreement is to arrange the portfolio transactions of the Fund. In doing so, the Sub-Adviser is authorized by the sub-advisory agreement to employ broker-dealers ("brokers"), including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions.

     Under the sub-advisory agreement, the Sub-Adviser is authorized to select brokers which provide brokerage and/or research services for the Fund and/or the other accounts over which it or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Sub-Adviser that the commission is fair and reasonable in relation to the services provided.

   Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Sub-Adviser's portfolio traders based upon recommendations by the Sub-Adviser's portfolio manager. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers and the Sub-Adviser. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.


     Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Sub-Adviser determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Adviser and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Adviser in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted in agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis as the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broaden the scope and supplement the research activities of the Sub-Adviser by making available additional views for consideration and comparisons, and enabling the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board, including the independent Trustees of the Trust (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Distribution Plans described below) or in any agreements relating to those Plans, annually reviews information furnished by the Sub-Adviser as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

     Pursuant to the sub-advisory agreement, the Sub-Adviser is authorized, in arranging the purchase and sale of the Fund's portfolio securities, to employ or deal with such members of the securities exchanges, brokers or dealers as may in the its best judgement implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (that is, prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions. The Sub-Adviser shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations.

     Securities held by the Fund may also be held by Sub-Adviser in its investment accounts and by other investment companies for which it acts as investment adviser. If the same security is purchased or sold for the Fund and such investment accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased and sold. The main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Fund to participate in larger volume transactions will, in most cases, produce better execution for the Fund. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the Trust's management that such execution advantage and the desirability of retaining the Sub-Adviser in that capacity outweigh the disadvantages, if any, which might result from this procedure.

     Paul Hallingby, Jr. is a director of MassMutual and a General Partner of Bear Stearns & Co., Inc. ("Bear Stearns"). For its fiscal years ended December 31, 1992, 1993 and 1994, the Fund paid brokerage fees to Bear Stearns of $1,110, $4,239 and $3,546, respectively. For the fiscal year ended December 31, 1994, the Fund placed 7.14% of its transactions involving payment of commissions with Bear Stearns, for which it was paid 7.06% of the Fund's aggregate brokerage fees for that period.

     During the fiscal years ended December 31, 1992, 1993 and 1994, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $20,543, $51,707 and $18,630, respectively. During the fiscal year ended December 31, 1994, no brokerage commissions were paid to dealers for research services (including special research, statistical information and execution).

Performance of the Fund

   Total Return Information. As described in the Prospectus, from time to time the "average annual total return", "total return," "cumulative total return," "total return at net asset value" and "cumulative total return at net asset value" of an investment in a class of the Fund may be advertised. An explanation of how total returns are calculated for each class and the components of those calculations is set forth below. No total return calculations are presented below for Class C shares because no shares of that class were publicly offered during the fiscal year ended December 31, 1994.

     The Fund's advertisement of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total returns for any given past period are not a prediction or representation by the Fund of future rates of return on its shares. The total returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

     -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (--)   -1 = Average Annual Total Return
          ( P )

     -- Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ---- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% in the sixth year and none thereafter, is applied, as described in the Prospectus. For Class C shares, the payment of 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five-year periods ended December 31, 1994 and for the period from December 22, 1986 (the date the Fund became an open-end Fund) to December 31, 1994, were -2.66%, 7.47% and 9.07%, respectively. The cumulative "total return" on Class A shares for the latter period was 100.86%. For the fiscal period from May 1, 1993, through December 31, 1994, the average annual total returns and the cumulative total returns on an investment in Class B shares of the Fund were -2.41% and 2.02%, respectively.

     -- Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative "total return at net asset value" on the Fund's Class A shares for the fiscal year ended December 31, 1994, and for the period from December 22, 1986 to December 31, 1994 were 3.28% and 112.92%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the fiscal year ended December 31, 1994, and for the fiscal period from May 1, 1993 through December 31, 1994 were 2.50% and 7.25%.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, with the return on other investment alternatives, investors should understand that the Fund is an equity fund seeking long-term growth of capital and income and its return may fluctuate more than that on certificates of deposit, savings accounts, U.S. Treasury bills and other fixed-income investments that may be insured or guaranteed.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) all other equity funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A or Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks various mutual funds, including the Fund, based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available). Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other equity funds. The current ranking is a weighted average of the 3, 5 and 10-year rankings (if available). Rankings are subject to change.

     From time to time, the Fund may include in its advertisements and sales literature performance information about the fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

     The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of one or more of the following indices: the Standard & Poor's 500 Index ("S & P 500") or the Dow-Jones Industrial Average ("Dow"), which are widely-recognized indices of U.S. stock market performance. Such indices consist of unmanaged groups of common stocks. Each index includes a factor for the reinvestment of dividends but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares, Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund pays the Distributor quarterly in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for the Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

     In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by a shareholder under the Class A Plan. Such approval must be by a "majority" of the Class and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the identity of each Recipient that received any payment. Each report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and the costs for previous fiscal quarters that have been carried forward, as explained below. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no minimum amount.

     For the fiscal year ended December 31, 1994, payments under the Class A Plan totaled $221,818, all of which was paid by the Distributor to Recipients, including $154,383 paid to an affiliate of the Distributor.


     Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allows the service fee payments to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor. Payments made under the Class B Plan during the fiscal year ended December 31, 1994 totalled $78,251, all paid by the Distributor to Recipients, including $1,554 paid to a dealer affiliated with the Distributor. Since no Class C shares were outstanding during the Fund's fiscal year ended December 31, 1994, no payments were made under the Class C Plan. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and recovery of the contingent deferred sales charge collected on redeemed Class B shares) the sales commissions paid to authorized brokers or dealers.

     Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charge and the service fee on Class B shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B or Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

     The Class C Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. For the fiscal period December 1, 1993 through September 30, 1994, payments under the Class C Plan totalled $113,624, all of which was retained by the Distributor.

     Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The asset-based sales charge paid to the Distributor by the Fund under the Class B and Class C Plan is intended to allow the Distributor to pay the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B and Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees. The Distributor's actual distribution expenses for any given year may exceed the aggregate of payments received pursuant to the Class B or Class C Plan and from contingent deferred sales charges.

     In the event the Class B or Class C Plan is terminated, the Board may permit the Fund to continue to receive the service fee and/or asset-based sales charge of 0.75% per annum on Class B or Class C shares sold prior to termination until the Distributor has recovered its Class B or Class
C distribution expenses incurred prior to termination from such payments and from the Class B or Class C CDSC.

About Your Account

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor normally will not accept (i) any order for $500,000 or more of Class B shares or (ii) any order for $1 million of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

   Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.
The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading in debt securities and foreign securities may occur at times when the New York Stock Exchange is closed, including weekends and holidays, or after the close of the Exchange on a regular business day. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges or in foreign over-the-counter markets that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Trust's Board of Trustees has established procedures for the valuation of the Trust's securities generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of The New York Stock Exchange. Events affecting the values of foreign securities traded in stock markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees, the Manager, and/or the Sub-Adviser, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made, if necessary. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The values of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation.

     In the case of U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Trust's Board of Trustees has authorized the Manager and/or the Sub-Adviser to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Calls, puts and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager, or if there are no sales that day, in accordance with (i) above. Forward currency contracts are valued at the closing price on the London foreign exchange market as provided by a reliable bank, dealer or pricing service. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

     -- The Oppenheimer Funds. The OppenheimerFunds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt    Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Diversified Income Fund
Oppenheimer International Bond Fund


the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds. Under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge.

     -- Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     - Terms of Escrow that Apply to Letters of Intent.

    1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

    2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

    3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

    4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

    5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other OppenheimerFunds that were acquired subject to a contingent deferred sales charge.

    6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

   Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "Shareholder Account Rules and Policies," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

    Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

         -- Involuntary Redemptions. The Trust's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of these shares is less than $1,000 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

    -- Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.

   Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class
A shares or Class B shares of the Fund that you purchased by reinvesting dividends or distributions or on which you purchased a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing
and amount of the reinvestment.   Under the Internal Revenue Code, if the
redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

   Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class A, Class B or Class
C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How to Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans that would require the redemption of shares purchased subject to a contingent deferred sales charge and held less than 6 years or 12 months, respectively, because of the imposition of the Class B or Class C contingent deferred sales charge on such withdrawals (except where the Class B contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Sales Charges" and "Waivers of Class C Sales Charges").

    By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

    -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

    -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

    The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

    For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

    Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (the receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

    The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

    The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

    To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

    If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A shares, but certain other Oppenheimer funds do not presently offer either or both of Class B or Class C shares. A list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

         Class A shares of OppenheimerFunds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of OppenheimerFunds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.


         When Class A, Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class A, Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

    The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

    Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

    The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains And Taxes

Dividends and Distributions. Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held for 45 days or less. To the extent the Fund's dividends are derived from its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

    Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Trust's Board and Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above at net asset value without sales charge. As of the date of this Statement of Additional Information, not all of the Oppenheimer funds offer Class B or Class C shares. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of the Fund on the same basis.

Additional Information About The Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

                              -----------------------------------------------------------------------------------------------------
                              Independent Auditors' Report
                              -----------------------------------------------------------------------------------------------------

                              The Board of Trustees and Shareholders of Oppenheimer Value Stock Fund:

                              We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Value Stock Fund as of December 31, 1994, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended
                              December 31, 1994 and 1993 and the financial highlights for the period January 1, 1991 to December
                              31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (except for total return) for the period
                              December 22, 1986 to December 31, 1990 were audited by other auditors whose report dated February
4,
                              1991, expressed an unqualified opinion on those financial highlights.

                                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Value Stock Fund at December 31, 1994, the
                              results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                              /s/ Deloitte & Touche LLP
                              -------------------------
                              DELOITTE & TOUCHE LLP

                              Denver, Colorado
                              January 23, 1995




                              -----------------------------------------------------------------------------------------------------
                              Statement of Investments   December 31, 1994
                              -----------------------------------------------------------------------------------------------------

                                                                                                           Face        Market Value
                                                                                                           Amount      See Note 1
Short-Term Notes--9.1%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--3.3%
-----------------------------------------------------------------------------------------------------------------------------------
Food Wholesalers--3.3%        Pioneer Hi-Bred International, Inc., 5.97%, 1/10/95                          $1,880,000  $  1,877,194
                              -----------------------------------------------------------------------------------------------------
                              Tyson Foods, Inc., 6.10%, 1/4/95                                              1,515,000     1,514,230
                                                                                                                       ------------
                                                                                                                          3,391,424

-----------------------------------------------------------------------------------------------------------------------------------
Financial--2.9%
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services:           Countrywide Funding Corp., 6.30%, 1/6/95                                      2,000,000     1,998,250
                              -----------------------------------------------------------------------------------------------------
Miscellaneous--2.9%           General Motors Acceptance Corp., 6.05%, 1/9/95                                  165,000       164,778
                              -----------------------------------------------------------------------------------------------------
                              ITT Financial Corp., 5.53%, 1/3/95                                              710,000       710,000
                              -----------------------------------------------------------------------------------------------------
                              PS Colorado Credit Corp., 5.95%, 1/25/95                                        170,000       169,326
                                                                                                                       ------------
                                                                                                                          3,042,354

-----------------------------------------------------------------------------------------------------------------------------------
Utilities--2.9%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Companies--1.8%      Texas Electric Services Co., 6.20%, 1/5/95                                    1,920,000     1,918,677
-----------------------------------------------------------------------------------------------------------------------------------
Telephone--1.1%               GTE Norwest, Inc., 5.88%, 1/13/95                                             1,115,000     1,112,815
                                                                                                                       ------------
                              Total Short-Term Notes (Cost $9,465,270)                                                    9,465,270

                                                                                                           Shares
Common Stocks--91.2%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--10.0%
-----------------------------------------------------------------------------------------------------------------------------------
Aluminum--0.9%                Reynolds Metals Co.                                                              19,000       931,000
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.9%               Du Pont (E.I.) De Nemours & Co.                                                  20,500     1,153,125
                              -----------------------------------------------------------------------------------------------------
                              Eastman Chemical Co.                                                             37,000     1,868,500
                                                                                                                       ------------
                                                                                                                          3,021,625

-----------------------------------------------------------------------------------------------------------------------------------
Chemicals: Specialty--2.0%    Lubrizol Corp. (The)                                                             33,000     1,117,875
                              -----------------------------------------------------------------------------------------------------
                              Nalco Chemical Co.                                                               27,200       911,200
                                                                                                                       ------------
                                                                                                                          2,029,075

-----------------------------------------------------------------------------------------------------------------------------------
Metal: Miscellaneous--0.7%    Phelps Dodge Corp.                                                               11,500       711,563
-----------------------------------------------------------------------------------------------------------------------------------
Paper and Forest              Westvaco Corp.                                                                   30,500     1,197,125
                              -----------------------------------------------------------------------------------------------------
Products--3.5%                Weyerhaeuser Co.                                                                 49,000     1,837,500
                              -----------------------------------------------------------------------------------------------------
                              Willamette Industries, Inc.                                                      13,300       631,750
                                                                                                                       ------------
                                                                                                                          3,666,375

-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--13.8%
-----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market--3.2% Genuine Parts Co.                                                               50,500     1,818,000
                              -----------------------------------------------------------------------------------------------------
                              Goodyear Tire & Rubber Co.                                                       43,800     1,472,775
                                                                                                                       ------------
                                                                                                                          3,290,775

                              5  Oppenheimer Value Stock Fund

                              -----------------------------------------------------------------------------------------------------
                              Statement of Investments   (Continued)
                              -----------------------------------------------------------------------------------------------------
                                                                                                                       Market Value
                                                                                                               Shares    See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles--1.6%             Ford Motor Co.                                                                   57,500  $  1,610,000
-----------------------------------------------------------------------------------------------------------------------------------
Hardware and Tools--1.1%      Stanley Works (The)                                                              32,000     1,144,000
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Time--1.0%            Eastman Kodak Co.                                                                22,500     1,074,375
-----------------------------------------------------------------------------------------------------------------------------------
Publishing--3.1%              Dun & Bradstreet Corp. (The)                                                     33,500     1,842,500
                              -----------------------------------------------------------------------------------------------------
                              McGraw-Hill, Inc.                                                                21,000     1,404,375
                                                                                                                       ------------
                                                                                                                          3,246,875

-----------------------------------------------------------------------------------------------------------------------------------
Retail Stores:                May Department Stores Co.                                                        45,500     1,535,625
Department Stores--1.5%
-----------------------------------------------------------------------------------------------------------------------------------
Retail Stores: General        Kmart Corp.                                                                      30,500       396,500
                              -----------------------------------------------------------------------------------------------------
Merchandise Chains--1.2%      Penney (J.C.) Co., Inc.                                                          19,000       847,875
                                                                                                                       ------------
                                                                                                                          1,244,375

-----------------------------------------------------------------------------------------------------------------------------------
Textiles: Apparel             V.F. Corp.                                                                       23,500     1,142,687
Manufacturers--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--14.7%
-----------------------------------------------------------------------------------------------------------------------------------
Beverages: Alcoholic--1.2%    Brown-Forman Corp., Cl. B                                                        40,500     1,235,250
-----------------------------------------------------------------------------------------------------------------------------------
Beverages: Soft Drinks--1.0%  PepsiCo, Inc.                                                                    28,000     1,015,000
-----------------------------------------------------------------------------------------------------------------------------------
Drugs--3.7%                   Pfizer, Inc.                                                                     35,000     2,703,750
                              -----------------------------------------------------------------------------------------------------
                              Schering-Plough                                                                  15,000     1,110,000
                                                                                                                       ------------
                                                                                                                          3,813,750

-----------------------------------------------------------------------------------------------------------------------------------
Food Processing--3.7%         Archer-Daniels-Midland Co.                                                       51,690     1,066,105
                              -----------------------------------------------------------------------------------------------------
                              CPC International, Inc.                                                          31,500     1,677,375
                              -----------------------------------------------------------------------------------------------------
                              Pioneer Hi-Bred International, Inc.                                              33,000     1,138,500
                                                                                                                       ------------
                                                                                                                          3,881,980

-----------------------------------------------------------------------------------------------------------------------------------
Healthcare: Diversified--2.5% Bristol-Myers Squibb Co.                                                         44,000     2,546,500
-----------------------------------------------------------------------------------------------------------------------------------
Household Products--1.2%      Clorox Co. (The)                                                                 20,500     1,206,938
-----------------------------------------------------------------------------------------------------------------------------------
Medical Products--1.4%        Becton, Dickinson & Co.                                                          31,000     1,488,000
-----------------------------------------------------------------------------------------------------------------------------------
Energy--8.6%
-----------------------------------------------------------------------------------------------------------------------------------
Oil: Exploration and          Kerr-McGee Corp.                                                                 21,000       966,000
Production--0.9%
-----------------------------------------------------------------------------------------------------------------------------------
Oil:Integrated Domestic--0.9% Atlantic Richfield Co.                                                            9,000       915,750
-----------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated               Amoco Corp.                                                                      37,300     2,205,363
International--6.8%           -----------------------------------------------------------------------------------------------------
                              Chevron Corp.                                                                    48,500     2,164,313
                              -----------------------------------------------------------------------------------------------------
                              Mobil Corp.                                                                      20,000     1,685,000
                              -----------------------------------------------------------------------------------------------------
                              Royal Dutch Petroleum Co.                                                         9,000       967,500
                                                                                                                       ------------
                                                                                                                          7,022,176


                              6  Oppenheimer Value Stock Fund

                              -----------------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------------


                                                                                                                       Market Value
                                                                                                               Shares  See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--15.6%
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services--1.2%     Donnelley (R.R.) & Sons Co.                                                      43,500  $  1,283,250
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--7.9%    AMP, Inc.                                                                        37,400     2,720,850
                              -----------------------------------------------------------------------------------------------------
                              General Electric Co.                                                             53,500     2,728,500
                              -----------------------------------------------------------------------------------------------------
                              Grainger (W. W.), Inc.                                                           24,000     1,386,000
                              -----------------------------------------------------------------------------------------------------
                              Honeywell, Inc.                                                                   2,700        85,050
                              -----------------------------------------------------------------------------------------------------
                              Hubbell, Inc., Cl. B                                                             23,521     1,252,493
                                                                                                                       ------------
                                                                                                                          8,172,893

-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing:                Dover Corp.                                                                      20,000     1,032,500
                              -----------------------------------------------------------------------------------------------------
Diversified Industrials--4.1% General Signal Corp.                                                             33,600     1,071,000
                              -----------------------------------------------------------------------------------------------------
                              Harsco Corp.                                                                     20,500       837,938
                              -----------------------------------------------------------------------------------------------------
                              Parker-Hannifin Corp.                                                            29,000     1,319,500
                                                                                                                       ------------
                                                                                                                          4,260,938

-----------------------------------------------------------------------------------------------------------------------------------
Railroads--1.3%               Norfolk Southern Corp.                                                           23,000     1,394,375
-----------------------------------------------------------------------------------------------------------------------------------
Truckers--1.1%                Roadway Services, Inc.                                                           20,000     1,135,000
-----------------------------------------------------------------------------------------------------------------------------------
Financial--11.4%
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services:           American Express Co.                                                             55,000     1,622,500
Miscellaneous--1.6%
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Life--1.0%         Jefferson-Pilot Corp.                                                            19,850     1,029,718
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line--1.0%   Unitrin, Inc.                                                                    24,500     1,053,500
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Property           SAFECO Corp.                                                                     39,500     2,054,000
And Casualty--2.0%
-----------------------------------------------------------------------------------------------------------------------------------
Major Banks: Regional--4.2%   Comerica, Inc.                                                                   52,500     1,279,688
                              -----------------------------------------------------------------------------------------------------
                              CoreStates Financial Corp.                                                       50,000     1,300,000
                              -----------------------------------------------------------------------------------------------------
                              Norwest Corp.                                                                    38,000       888,250
                              -----------------------------------------------------------------------------------------------------
                              Wachovia Corp.                                                                   27,040       872,040
                                                                                                                       ------------
                                                                                                                          4,339,978

-----------------------------------------------------------------------------------------------------------------------------------
Money Center Banks--1.6%      Bank of New York, Inc.                                                           55,500     1,609,500
-----------------------------------------------------------------------------------------------------------------------------------
Technology--12.6%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--3.3%       Boeing Co. (The)                                                                 24,000     1,122,000
                              -----------------------------------------------------------------------------------------------------
                              Lockheed Corp.                                                                   14,500     1,053,063
                              -----------------------------------------------------------------------------------------------------
                              Rockwell International Corp.                                                     15,500       554,125
                              -----------------------------------------------------------------------------------------------------
                              TRW, Inc.                                                                        10,500       693,000
                                                                                                                       ------------
                                                                                                                          3,422,188

-----------------------------------------------------------------------------------------------------------------------------------
Computer Systems--0.9%        International Business Machines Corp.                                            12,500       918,750
-----------------------------------------------------------------------------------------------------------------------------------
Electronics:                  Hewlett-Packard Co.                                                              26,300     2,626,713
Instrumentation--2.5%
-----------------------------------------------------------------------------------------------------------------------------------
Office Equipment and          Minnesota Mining & Manufacturing Co.                                             45,000     2,401,875
                              -----------------------------------------------------------------------------------------------------
Supplies--5.0%                Pitney Bowes, Inc.                                                               47,500     1,508,125
                              -----------------------------------------------------------------------------------------------------
                              Xerox Corp.                                                                      13,000     1,287,000
                                                                                                                       ------------
                                                                                                                          5,197,000




                              7  Oppenheimer Value Stock Fund

                              -----------------------------------------------------------------------------------------------------
                              Statement of Investments   (Continued)
                              -----------------------------------------------------------------------------------------------------

                                                                                                                       Market Value
                                                                                                               Shares  See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications--0.9%      Rochester Telephone Corp.                                                        42,200  $    891,474
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--4.5%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Companies--2.2%      Niagara Mohawk Power Corp.                                                       56,500       805,125
                              -----------------------------------------------------------------------------------------------------
                              NIPSCO Industries, Inc.                                                          21,500       639,625
                              -----------------------------------------------------------------------------------------------------
                              Scana Corp.                                                                      20,000       842,500
                                                                                                                       ------------
                                                                                                                          2,287,250

-----------------------------------------------------------------------------------------------------------------------------------
Natural Gas--0.7%             Consolidated Natural Gas Co.                                                     21,000       745,500
-----------------------------------------------------------------------------------------------------------------------------------
Telephone--1.6%               Ameritech Corp.                                                                  23,000       928,625
                              -----------------------------------------------------------------------------------------------------
                              Southern New England Telecommunications Corp.                                    23,000       738,875
                                                                                                                       ------------
                                                                                                                          1,667,500
                                                                                                                       ------------
                              Total Common Stocks (Cost $80,096,895)                                                     94,451,721

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $89,562,165)                                                                  100.3%  103,916,991
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                            (0.3)     (296,331)
                                                                                                                -----  ------------
Net Assets                                                                                                      100.0% $103,620,660
                                                                                                                =====  ============



                              See accompanying Notes to Financial Statements.




                              8  Oppenheimer Value Stock Fund

                              -----------------------------------------------------------------------------------------------------
                              Statement of Assets and Liabilities   December 31, 1994
                              -----------------------------------------------------------------------------------------------------


Assets                        Investments, at value (cost $89,562,165)--see accompanying statement                     $103,916,991
                              -----------------------------------------------------------------------------------------------------
                              Cash                                                                                            4,715
                              -----------------------------------------------------------------------------------------------------
                              Receivables:
                              Interest and dividends                                                                        286,290
                              Shares of beneficial interest sold                                                            184,483
                              -----------------------------------------------------------------------------------------------------
                              Other                                                                                          20,975
                                                                                                                       ------------
                              Total assets                                                                              104,413,454

Liabilities                   Payables and other liabilities:
                              Shares of beneficial interest redeemed                                                        322,571
                              Investments purchased                                                                         309,126
                              Distribution and service plan fees--Note 4                                                     63,552
                              Dividends                                                                                      18,262
                              Deferred trustee fees--Note 5                                                                   4,539
                              Other                                                                                          74,744
                                                                                                                       ------------
                              Total liabilities                                                                             792,794

Net Assets                                                                                                             $103,620,660
                                                                                                                       ============

Composition of                Paid-in capital                                                                          $ 89,314,351
Net Assets                    -----------------------------------------------------------------------------------------------------
                              Undistributed (overdistributed) net investment income                                         (79,874)
                              -----------------------------------------------------------------------------------------------------
                              Accumulated net realized gain (loss) from investment transactions                              31,357
                              -----------------------------------------------------------------------------------------------------
                              Net unrealized appreciation (depreciation) on investments--Note 3                          14,354,826
                                                                                                                       ------------
                              Net assets                                                                               $103,620,660
                                                                                                                       ============

Per Share                     Class A Shares:
Net Asset Value               Net asset value and redemption price per share (based on net assets
                              of $92,727,561 and 6,548,260 shares of beneficial interest outstanding)                        $14.16

                              Maximum offering price per share (net asset value plus sales charge
                              of 5.75% of offering price)                                                                    $15.02

                              -----------------------------------------------------------------------------------------------------
                              Class B Shares:
                              Net asset value, redemption price and offering price per share (based on
                              net assets of $10,893,099 and 772,962 shares of beneficial interest outstanding)               $14.09




                              See accompanying Notes to Financial Statements.




                              9  Oppenheimer Value Stock Fund

                              -----------------------------------------------------------------------------------------------------
                              Statement of Operations   For the Year Ended December 31, 1994
                              -----------------------------------------------------------------------------------------------------



Investment Income             Dividends                                                                                $  2,930,464
                              -----------------------------------------------------------------------------------------------------
                              Interest                                                                                      429,125
                                                                                                                       ------------
                              Total income                                                                                3,359,589

Expenses                      Management fees--Note 4                                                                       738,121
                              -----------------------------------------------------------------------------------------------------
                              Distribution and service plan fees:
                              Class A--Note 4                                                                               221,818
                              Class B--Note 4                                                                                78,251
                              -----------------------------------------------------------------------------------------------------
                              Transfer and shareholder servicing agent fees--Note 4                                         109,435
                              -----------------------------------------------------------------------------------------------------
                              Shareholder reports                                                                            78,305
                              -----------------------------------------------------------------------------------------------------
                              Custodian fees and expenses                                                                    24,265
                              -----------------------------------------------------------------------------------------------------
                              Legal and auditing fees                                                                        18,674
                              -----------------------------------------------------------------------------------------------------
                              Trustees' fees and expenses                                                                     1,695
                              -----------------------------------------------------------------------------------------------------
                              Registration and filing fees--Class B                                                           2,175
                              -----------------------------------------------------------------------------------------------------
                              Other                                                                                          30,856
                                                                                                                       ------------
                              Total expenses                                                                              1,303,595

Net Investment Income (Loss)                                                                                              2,055,994

Realized and Unrealized       Net realized gain (loss) on investments                                                     2,820,946
Gain (Loss) on Investments
                              -----------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments                       (1,764,415)
                                                                                                                       ------------
                              Net realized and unrealized gain (loss) on investments                                      1,056,531

Net Increase (Decrease) in Net Assets Resulting From Operations                                                        $  3,112,525
                                                                                                                       ============


                              See accompanying Notes to Financial Statements.




                              10  Oppenheimer Value Stock Fund

                              -----------------------------------------------------------------------------------------------------
                              Statements of Changes in Net Assets
                              -----------------------------------------------------------------------------------------------------

                                                                                                   Year Ended December 31,
                                                                                                   1994               1993
Operations                    Net investment income (loss)                                         $   2,055,994      $   1,598,257
                              -----------------------------------------------------------------------------------------------------
                              Net realized gain (loss) on investments                                  2,820,946          4,772,844
                              -----------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments    (1,764,415)           (52,118)
                                                                                                   -------------      -------------
                              Net increase (decrease) in net assets resulting from operations          3,112,525          6,318,983

Dividends and                 Dividends from net investment income:
Distributions to              Class A ($.31 and $.288 per share, respectively)                        (1,921,684)        (1,573,023)
Shareholders                  Class B ($.209 and $.166 per share, respectively)                         (130,461)           (33,142)
                              -----------------------------------------------------------------------------------------------------
                              Dividends in excess of net investment income:
                              Class A ($.01 per share)                                                   (74,310)                --
                              Class B ($.01 per share)                                                    (5,047)                --
                              -----------------------------------------------------------------------------------------------------
                              Distributions from net realized gain on investments:
                              Class A ($.395 and $.76 per share, respectively)                        (2,490,365)        (4,515,011)
                              Class B ($.395 and $.76 per share, respectively)                          (290,318)          (258,413)

Beneficial Interest           Net increase (decrease) in net assets resulting from Class A
Transactions                  beneficial interest transactions--Note 2                                 3,834,762         30,973,434
                              -----------------------------------------------------------------------------------------------------
                              Net increase (decrease) in net assets resulting from Class B
                              beneficial interest transactions--Note 2                                 5,957,338          5,339,170

Net Assets                    Total increase (decrease)                                                7,992,440         36,251,998
                              -----------------------------------------------------------------------------------------------------
                              Beginning of period                                                     95,628,220         59,376,222
                                                                                                   -------------      -------------
                              End of period [including undistributed (overdistributed) net
                              investment income of $(79,874) and $225, respectively]               $ 103,620,660      $  95,628,220
                                                                                                   =============
=============



                              See accompanying Notes to Financial Statements.




                              11  Oppenheimer Value Stock Fund

                              --------------------------------------------------------------------------------------------------
                              Financial Highlights
                              --------------------------------------------------------------------------------------------------

                              Class A                                                                           Class B
                              -------------------------------------------------------------------------------   ----------------
                              Year Ended                                                                        Year Ended
                              December 31,                                                                      December 31,
                              1994     1993     1992     1991(3)  1990     1989     1988      1987    1986(2)   1994     1993(1)

Per Share Operating Data:
Net asset value,
beginning of period           $ 14.41  $ 14.19  $ 13.57  $ 11.39  $ 12.08  $ 10.47  $  9.51   $ 9.98  $ 10.16   $ 14.35  $ 14.60
Income from investment
operations:
Net investment income             .31      .29      .32      .33      .37      .40      .33      .34      .01       .17      .17
Net realized and unrealized
gain (loss) on investments        .16      .98      .97     2.49     (.57)    1.87     1.15     (.22)    (.19)      .19      .51
                              -------  -------  -------  -------  -------  -------  -------   ------  -------   -------  -------
Total income (loss) from
investment operations             .47     1.27     1.29     2.82     (.20)    2.27     1.48      .12     (.18)      .36      .68

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net
investment income                (.31)    (.29)    (.32)    (.33)    (.39)    (.41)    (.33)    (.41)      --      (.21)    (.17)
Dividends in excess of net
investment income                (.01)      --       --       --       --       --       --       --       --      (.01)      --
Distributions from net realized
gain on investments              (.40)    (.76)    (.35)    (.31)    (.10)    (.25)    (.19)    (.18)      --      (.40)    (.76)
                              -------  -------  -------  -------  -------  -------  -------   ------  -------   -------  -------
Total dividends and
distributions to shareholders    (.72)   (1.05)    (.67)    (.64)    (.49)    (.66)    (.52)    (.59)      --      (.62)    (.93)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                 $ 14.16  $ 14.41  $ 14.19  $ 13.57  $ 11.39  $ 12.08  $ 10.47   $ 9.51  $  9.98   $ 14.09  $ 14.35

Total Return, at Net Asset
Value(4)                         3.28%    8.97%    9.61%   25.23%   (1.53)%  21.93%   15.61%    1.10%   (1.77)%    2.50%
  4.63%


Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                $92,728  $90,470  $59,376  $49,381  $40,153  $37,713  $27,434  $19,377  $20,162   $10,893
$5,158
--------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                $90,158  $80,229  $53,485  $45,581  $39,104  $33,742  $24,658  $22,322  $    --(2) $7,834   $2,527
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)    6,548    6,280    4,184    3,639    3,526    3,122    2,620    2,039    2,021       773      359
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income            2.16%    1.97%    2.34%    2.59%    3.22%    3.51%    3.45%    3.15%      --(2)   1.45%
   .97%(5)
Expenses, before voluntary
reimbursement                    1.27%    1.24%    1.19%    1.31%    1.36%    1.40%    1.21%     .70%      --(2)   2.01%
2.14%(5)
Expenses, net of voluntary
reimbursement                    N/A      N/A      N/A      1.26%    1.30%    1.30%    1.19%     N/A       --(2)    N/A      N/A
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)      16.3%    24.3%    12.3%     14.5%    13.5%    14.9%    13.1%    10.8%      --(2)   16.3%
 24.3%

                              1. For the period from May 1, 1993 (inception of offering) to December 31, 1993.
                              2. For the period from December 22, 1986 to December 31, 1986. Ratios during this development period would not be indicative of representative results.
                              3. On March 28, 1991, Oppenheimer Management Corporation became the investment advisor to the
                              Fund.
                              4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
                              5. Annualized.
                              6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1994 were $20,227,936 and $14,410,677, respectively.

                              See accompanying Notes to Financial Statements.

                              12  Oppenheimer Value Stock Fund

                              -----------------------------------------------------------------------------------------------------
                              Notes to Financial Statements
                              -----------------------------------------------------------------------------------------------------


==========================================================
==========================================================
===============
1. Significant                Oppenheimer Value Stock Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a
   Accounting Policies        diversified, open-end management investment company registered under the Investment Company
Act of
                              1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the
Manager).
                              The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

                              -----------------------------------------------------------------------------------------------------
                              Investment Valuation. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Securities for which market quotes are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith.

                              -----------------------------------------------------------------------------------------------------
                              Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                              -----------------------------------------------------------------------------------------------------
                              Federal Income Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue
                              Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
                              Therefore, no federal income tax provision is required.

                              -----------------------------------------------------------------------------------------------------
                              Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                              -----------------------------------------------------------------------------------------------------
                              Change in Accounting Classification of Distributions to Shareholders. Net investment income (loss)
                              and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective January 1, 1994, the Fund adopted
                              Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of
                              Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the
                              Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, subsequent to December 31, 1993, amounts have been reclassified to reflect a decrease in paid-in capital of $42,792, a decrease in undistributed net investment income of $430, and an increase in accumulated net realized gain on investments of $43,222. During the year ended
                              December 31, 1994, in accordance with Statement of Position 93-2, undistributed net investment income was decreased by $4,161, accumulated net realized gain on investments was decreased by $8,906, and paid-in capital was increased by $13,067.

                              -----------------------------------------------------------------------------------------------------
                              Other. Investment transactions are accounted for on the date the investments are purchased or sold
                              (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.



                              13 Oppenheimer Value Stock Fund


                              -----------------------------------------------------------------------------------------------------
                              Notes to Financial Statements   (Continued)
                              -----------------------------------------------------------------------------------------------------



2. Shares of                  The Fund has authorized an unlimited number of no par value shares of beneficial interest.
   Beneficial Interest        Transactions in shares of beneficial interest were as follows:


                                                                             Year Ended                  Year Ended
                                                                             December 31, 1994           December 31, 1993(1)
                                                                             --------------------------  --------------------------
                                                                             Shares        Amount        Shares        Amount
                              -----------------------------------------------------------------------------------------------------
                              Class A:
                              Sold                                              1,880,960  $ 27,360,226     2,167,501  $ 19,481,793
                              Issued in connection with the acquisition
                              of Oppenheimer Blue Chip Fund--Note 6                    --            --     1,356,899    20,149,959
                              Dividends and distributions reinvested              311,720     4,414,279       379,876     5,528,826
                              Redeemed                                         (1,924,358)  (27,939,743)   (1,808,202)  (14,187,144)
                                                                             ------------  ------------  ------------  ------------
                              Net increase                                        268,322  $  3,834,762     2,096,074  $ 30,973,434
                                                                             ============  ============
============  ============

                              -----------------------------------------------------------------------------------------------------
                              Class B:
                              Sold                                                499,617  $  7,201,783       357,108  $  5,313,077
                              Dividends and distributions reinvested               28,292       397,953        18,763       270,609
                              Redeemed                                           (114,417)   (1,642,398)      (16,401)     (244,516)
                                                                             ------------  ------------  ------------  ------------
                              Net increase                                        413,492  $  5,957,338       359,470  $  5,339,170
                                                                             ============  ============
============  ============

                              1. For the year ended December 31, 1993 for Class A shares and for the period from May 1, 1993
                              (inception of offering) to December 31, 1993 for Class B shares.


3. Unrealized Gains and       At December 31, 1994, net unrealized appreciation on investments of $14,354,826 was composed of gross
   Losses on Investments      appreciation of $16,299,468, and gross depreciation of $1,944,642.


4. Management Fees and        Management fees paid to the Manager were in accordance with the investment advisory agreement with
   Other Transactions         the Fund which provides for an annual fee of .75% on the first $100 million of net assets with a
   With Affiliates            reduction of .03% on each $200 million thereafter, to .66% on net assets in excess of $500 million.
                              The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                                   For the year ended December 31, 1994, commissions (sales charges paid by investors) on sales of
                              Class A shares totaled $204,620, of which $135,102 was retained by Oppenheimer Funds Distributor,
                              Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer.
                              During the period ended December 31, 1994, OFDI received contingent deferred sales charges of
$10,493
                              upon redemption of Class B shares.

                                   Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

                                   Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that holds shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to
                              OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the year ended December 31, 1994, OFDI paid $154,383 and $1,554, respectively, to
                              an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses and retained $73,215 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.





                              -----------------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------------



5. Deferred Trustee           A former trustee elected to defer receipt of fees earned. These deferred fees earn interest at a rate
   Compensation               determined by the current Board of Trustees at the beginning of each calendar year, compounded each
                              quarter-end. As of December 31, 1994, the Fund was incurring interest at a rate of 5.22% per annum.
                              Deferred fees are payable in annual installments, with accrued interest, each April 1 through 1995.


6. Acquisition of             On March 26, 1993, the Fund acquired all of the net assets of Oppenheimer Blue Chip Fund (Blue
Chip),
   Oppenheimer Blue           pursuant to an Agreement and Plan of Reorganization approved by the Blue Chip shareholders on
   Chip Fund                  January 28, 1993. The Fund issued 1,356,899 shares of beneficial interest, valued at $20,149,959, in
                              exchange for the net assets, resulting in combined net assets of $83,976,756 on March 26, 1993. The net assets acquired included net unrealized appreciation of $2,523,063. The exchange was tax-free.





              STATEMENT OF INVESTMENTS   JUNE 30, 1995 (UNAUDITED)


                                                                                                          FACE          MARKET VALUE
                                                                                                         AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--10.6%
------------------------------------------------------------------------------------------------------------------------------------
                                   ConAgra, Inc., 6.17%, 7/14/95                                        $1,900,000       $1,895,767
-----------------------------------------------------------------------------------------------------------------------------------
                                   Eastman Chemical Co., 6.10%, 7/20/95                                  1,570,000        1,564,945
-----------------------------------------------------------------------------------------------------------------------------------
                                   General Motors Acceptance Corp., 5.95%-5.97%, 7/5/95                    985,000          984,347
-----------------------------------------------------------------------------------------------------------------------------------
                                   Illinois Power Co., 6.10%, 7/11/95                                    1,955,000        1,951,687
-----------------------------------------------------------------------------------------------------------------------------------
                                   Rite Aid Corp., 6.15%, 7/13/95                                        1,940,000        1,936,023
-----------------------------------------------------------------------------------------------------------------------------------
                                   Ryder System, Inc., 6.10%, 7/6/95                                     2,000,000        1,998,306
-----------------------------------------------------------------------------------------------------------------------------------
                                   Textron Financial Corp., 6.07%, 7/10/95                               2,000,000        1,996,965
-----------------------------------------------------------------------------------------------------------------------------------
                                   Tyson Foods, Inc., 6.07%, 7/12/95                                     2,000,000        1,996,291
-----------------------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM NOTES
                                   (COST $14,324,331)                                                                    14,324,331
                                                                                                         SHARES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.5%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--8.4%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--4.4%                    Du Pont (E.I.) De Nemours & Co.                                          20,000        1,375,000
-----------------------------------------------------------------------------------------------------------------------------------
                                   Eastman Chemical Co.                                                     31,800        1,892,100
-----------------------------------------------------------------------------------------------------------------------------------
                                   Lubrizol Corp. (The)                                                     40,000        1,415,000
-----------------------------------------------------------------------------------------------------------------------------------
                                   Nalco Chemical Co.                                                       33,000        1,200,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,882,475
-----------------------------------------------------------------------------------------------------------------------------------
METALS--0.7%                       Reynolds Metals Co.                                                     18,500           957,375
-----------------------------------------------------------------------------------------------------------------------------------
PAPER--3.3%                        Westvaco Corp.                                                           34,500        1,526,625
-----------------------------------------------------------------------------------------------------------------------------------
                                   Weyerhaeuser Co.                                                         61,500        2,898,188
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,424,813
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.6%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--5.2%              Ford Motor Co.                                                           52,500        1,561,875
-----------------------------------------------------------------------------------------------------------------------------------
                                   Genuine Parts Co.                                                        50,500        1,912,688
-----------------------------------------------------------------------------------------------------------------------------------
                                   Goodyear Tire & Rubber Co.                                               49,500        2,041,875
-----------------------------------------------------------------------------------------------------------------------------------
                                   Stanley Works (The)                                                      39,000        1,477,125
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,993,563
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--1.1%      Eastman Kodak Co.                                                        25,000
1,515,625
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA--3.0%                        Dun & Bradstreet Corp. (The)                                             37,000        1,942,500
-----------------------------------------------------------------------------------------------------------------------------------
                                   McGraw-Hill, Inc.                                                        27,000        2,048,625
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,991,125
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--4.3%              Kmart Corp.                                                               7,300          106,763
-----------------------------------------------------------------------------------------------------------------------------------
                                   May Department Stores Co.                                                51,500        2,143,688
-----------------------------------------------------------------------------------------------------------------------------------
                                   Penney (J.C.) Co., Inc.                                                  14,500          696,000
-----------------------------------------------------------------------------------------------------------------------------------
                                   Sears, Roebuck & Co.                                                     24,000        1,437,000
-----------------------------------------------------------------------------------------------------------------------------------
                                   VF Corp.                                                                 26,500        1,424,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,807,826



                                   5  Oppenheimer Value Stock Fund


                                                                                                                        MARKET VALUE
                                                                                                         SHARES          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--16.4%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--2.0%                    Brown-Forman Corp., Cl. B                                                40,500       $1,351,688
-----------------------------------------------------------------------------------------------------------------------------------
                                   PepsiCo, Inc.                                                            28,000        1,277,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,629,188
-----------------------------------------------------------------------------------------------------------------------------------
FOOD--4.2%                         Albertson's, Inc.                                                        22,700          675,320
-----------------------------------------------------------------------------------------------------------------------------------
                                   Archer-Daniels-Midland Co.                                               69,990        1,303,560
-----------------------------------------------------------------------------------------------------------------------------------
                                   CPC International, Inc.                                                  36,000        2,223,000
-----------------------------------------------------------------------------------------------------------------------------------
                                   Pioneer Hi-Bred International, Inc.                                      33,000        1,386,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,587,880
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--6.7%             Bristol-Myers Squibb Co.                                                 58,000
3,951,250
-----------------------------------------------------------------------------------------------------------------------------------
                                   Pfizer, Inc.                                                             35,000        3,233,125
-----------------------------------------------------------------------------------------------------------------------------------
                                   Schering-Plough Corp.                                                    40,600        1,791,475
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,975,850
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES
& SERVICES--1.3%                   Becton, Dickinson & Co.                                                  31,000        1,805,750
-----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.9%              Clorox Co. (The)                                                         19,500        1,272,375
-----------------------------------------------------------------------------------------------------------------------------------
TOBACCO--1.3%                      American Brands, Inc.                                                    45,500        1,808,625
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY--7.7%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES
& PRODUCERS--1.2%                  Kerr-McGee Corp.                                                         28,900        1,549,763
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--6.5%               Amoco Corp.                                                              37,000        2,465,125
-----------------------------------------------------------------------------------------------------------------------------------
                                   Atlantic Richfield Co.                                                   17,500        1,920,625
-----------------------------------------------------------------------------------------------------------------------------------
                                   Chevron Corp.                                                            53,500        2,494,438
-----------------------------------------------------------------------------------------------------------------------------------
                                   Mobil Corp.                                                              20,000        1,920,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,800,188
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--10.9%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS--6.4%                        Bank of New York, Inc.                                                   57,900        2,337,713
-----------------------------------------------------------------------------------------------------------------------------------
                                   Comerica, Inc.                                                           60,000        1,927,500
-----------------------------------------------------------------------------------------------------------------------------------
                                   CoreStates Financial Corp.                                               54,000        1,883,250
-----------------------------------------------------------------------------------------------------------------------------------
                                   Norwest Corp.                                                            41,500        1,193,125
-----------------------------------------------------------------------------------------------------------------------------------
                                   Wachovia Corp.                                                           35,540        1,270,555
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,612,143



                                   6  Oppenheimer Value Stock Fund


                                                                                                                        MARKET VALUE
                                                                                                         SHARES          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.4%        American Express Co.                                                     52,500
$1,844,063
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.1%                    Jefferson-Pilot Corp.                                                    18,550        1,015,613
                                   ------------------------------------------------------------------------------------------------
                                   Safeco Corp.                                                             41,500        2,383,656
                                   ------------------------------------------------------------------------------------------------
                                   Unitrin, Inc.                                                            17,500          831,250
                                                                                                                         ----------
                                                                                                                          4,230,519
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--15.6%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--8.3%         AMP, Inc.                                                                74,400        3,143,400
-----------------------------------------------------------------------------------------------------------------------------------
                                   General Electric Co.                                                     60,500        3,410,688
                                   ------------------------------------------------------------------------------------------------
                                   Grainger (W.W.), Inc.                                                    27,000        1,586,250
                                   ------------------------------------------------------------------------------------------------
                                   Honeywell, Inc.                                                          32,500        1,401,563
                                   ------------------------------------------------------------------------------------------------
                                   Hubbell, Inc., Cl. B                                                     28,997        1,638,331
                                                                                                                         ----------
                                                                                                                         11,180,232
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.3%          Donnelley (R.R.) & Sons Co.                                              48,000
1,728,000
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--4.0%                Dover Corp.                                                              19,300        1,404,075
                                   ------------------------------------------------------------------------------------------------
                                   General Signal Corp.                                                     36,500        1,450,875
                                   ------------------------------------------------------------------------------------------------
                                   Harsco Corp.                                                             23,000        1,213,250
                                   ------------------------------------------------------------------------------------------------
                                   Parker-Hannifin Corp.                                                    37,500        1,359,375
                                                                                                                         ----------
                                                                                                                          5,427,575
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.0%               Norfolk Southern Corp.                                                   29,000        1,953,875
                                   ------------------------------------------------------------------------------------------------
                                   Roadway Services, Inc.                                                   15,000          708,750
                                                                                                                         ----------
                                                                                                                          2,662,625
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--13.2%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--2.0%            Boeing Co. (The)                                                         26,500        1,659,563
                                   ------------------------------------------------------------------------------------------------
                                   TRW, Inc.                                                                12,500          998,438
                                                                                                                         ----------
                                                                                                                          2,658,001
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--5.5%            International Business Machines Corp.                                    13,500
1,296,000
                                   ------------------------------------------------------------------------------------------------
                                   Minnesota Mining & Manufacturing Co.                                     45,000        2,576,250
                                   ------------------------------------------------------------------------------------------------
                                   Pitney Bowes, Inc.                                                       47,500        1,822,813
                                   ------------------------------------------------------------------------------------------------
                                   Xerox Corp.                                                              14,500        1,700,125
                                                                                                                         ----------
                                                                                                                          7,395,188



                                   7  Oppenheimer Value Stock Fund


                                                                                                                        MARKET VALUE
                                                                                                         SHARES          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--2.6%                  Hewlett-Packard Co.                                                      48,000       $3,576,000
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--3.1%                   AT&T Corp.                                                               51,000        2,709,375
                                   ------------------------------------------------------------------------------------------------
                                   Frontier Corp.                                                           59,000        1,416,000
                                                                                                                         ----------
                                                                                                                          4,125,375
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--3.7%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.9%           Niagara Mohawk Power Corp.                                               56,500
833,375
                                   ------------------------------------------------------------------------------------------------
                                   NIPSCO Industries, Inc.                                                  21,500          731,000
                                   ------------------------------------------------------------------------------------------------
                                   SCANA Corp.                                                              45,500        1,018,063
                                                                                                                         ----------
                                                                                                                          2,582,438
-----------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.4%                Consolidated Natural Gas Co.                                             12,500          471,875
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.4%          Ameritech Corp.                                                          23,000        1,012,000
                                   ------------------------------------------------------------------------------------------------
                                   Southern New England Telecommunications Corp.                            26,500          934,125
                                                                                                                         ----------
                                                                                                                          1,946,125
-----------------------------------------------------------------------------------------------------------------------------------
                                   Total Common Stocks
                                    (Cost $92,036,929)                                                                  120,442,580
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT
 VALUE (Cost $106,361,260)                                                                                  100.1%      134,766,911
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
 OTHER ASSETS                                                                                                (0.1)         (91,577)
                                                                                                            ------     ------------
NET ASSETS                                                                                                  100.0%     $134,675,334
                                                                                                            ------     ------------
                                                                                                            ------     ------------



                 See accompanying Notes to Financial Statements.


                                   8  Oppenheimer Value Stock Fund

         STATEMENT OF ASSETS AND LIABILITIES  JUNE 30, 1995  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
ASSETS                             Investments, at value (cost $106,361,260)--see accompanying statement               $134,766,911
                                   -------------------------------------------------------------------------------------------------
                                   Receivables:
                                   Shares of beneficial interest sold                                                       347,940
                                   Interest and dividends                                                                   255,194
                                   ------------------------------------------------------------------------------------------------
                                   Other                                                                                     15,539
                                   ------------------------------------------------------------------------------------------------
                                   Total assets                                                                         135,385,584
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                        Bank overdraft                                                                            85,092
                                   ------------------------------------------------------------------------------------------------
                                   Payables and other liabilities:
                                   Shares of beneficial interest redeemed                                                   286,584
                                   Investments purchased                                                                    198,831
                                   Distribution and service plan fees--Note 4                                                79,486
                                   Transfer and shareholder servicing agent fees                                              7,398
                                   Trustees' fees                                                                               855
                                   Other                                                                                     52,004
                                   ------------------------------------------------------------------------------------------------
                                   Total liabilities                                                                        710,250
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                             $134,675,334
                                                                                                                       ------------
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                     Paid-in capital                                                                     $104,210,490
NET ASSETS                         -----------------------------------------------------------------------------------------------
                                   Undistributed net investment income                                                      128,240
                                   ------------------------------------------------------------------------------------------------
                                   Accumulated net realized gain from investment transactions                             1,930,952
                                   ------------------------------------------------------------------------------------------------
                                   Net unrealized appreciation on investments--Note 3                                    28,405,652
                                                                                                                       ------------
                                   Net assets                                                                          $134,675,334
                                                                                                                       ------------
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                    Class A Shares:
PER SHARE                          Net asset value and redemption price per share (based on net assets
                                   of $115,655,447 and 7,123,352 shares of beneficial interest outstanding)                  $16.24
                                   Maximum offering price per share (net asset value plus sales charge
                                   of 5.75% of offering price)                                                               $17.23
                                   ------------------------------------------------------------------------------------------------
                                   Class B Shares:
                                   Net asset value, redemption price and offering price per share (based on
                                   net assets of $19,019,887 and 1,178,067 shares of beneficial interest outstanding)        $16.14



                 See accompanying Notes to Financial Statements.


                                   9  Oppenheimer Value Stock Fund

   STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                  Interest                                                                             $   384,980
                                   -------------------------------------------------------------------------------------------------
                                   Dividends                                                                              1,595,245
-----------------------------------------------------------------------------------------------------------------------------------
                                   Total income                                                                           1,980,225
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES                           Management fees--Note 4                                                                  441,669
                                   ------------------------------------------------------------------------------------------------
                                   Distribution and service plan fees:
                                   Class A--Note 4                                                                          128,508
                                   Class B--Note 4                                                                           72,934
                                   ------------------------------------------------------------------------------------------------
                                   Transfer and shareholder servicing agent fees--Note 4                                     76,210
                                   ------------------------------------------------------------------------------------------------
                                   Shareholder reports                                                                       27,516
                                   ------------------------------------------------------------------------------------------------
                                   Custodian fees and expenses                                                                7,949
                                   ------------------------------------------------------------------------------------------------
                                   Registration and filing fees:
                                   Class A                                                                                    5,754
                                   Class B                                                                                    2,103
                                   ------------------------------------------------------------------------------------------------
                                   Legal and auditing fees                                                                    5,823
                                   ------------------------------------------------------------------------------------------------
                                   Trustees' fees and expenses                                                                3,183
                                   ------------------------------------------------------------------------------------------------
                                   Other                                                                                        156
                                                                                                                        -----------
                                   Total expenses                                                                           771,805
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                     1,208,420
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED            Net realized gain on investments
1,899,595
GAIN ON INVESTMENTS                ------------------------------------------------------------------------------------------------
                                   Net change in unrealized appreciation or depreciation on investments                  14,050,826
                                                                                                                        -----------
                                   Net realized and unrealized gain on investments                                       15,950,421
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
  $17,158,841
                                                                                                                        -----------
                                                                                                                        -----------



                 See accompanying Notes to Financial Statements.


                                   10  Oppenheimer Value Stock Fund

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                    SIX MONTHS ENDED    YEAR ENDED
                                                                                                     JUNE 30, 1995      DECEMBER 31,
                                                                                                      (UNAUDITED)          1994
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS               Net investment income                                                        $  1,208,420     $  2,055,994
                         -----------------------------------------------------------------------------------------------------------
                         Net realized gain on investments                                                1,899,595        2,820,946
                         ----------------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation on investments           14,050,826      (1,764,415)
                                                                                                      ------------     ------------
                         Net increase in net assets resulting from operations                           17,158,841        3,112,525
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND            Dividends from net investment income:
DISTRIBUTIONS TO         Class A ($.13 and $.31 per share, respectively)                                 (912,291)      (1,921,684)
SHAREHOLDERS             Class B ($.082 and $.209 per share, respectively)                                (88,015)        (130,461)
                         ----------------------------------------------------------------------------------------------------------
                         Dividends in excess of net investment income:
                         Class A ($.01 per share)                                                               --         (74,310)
                         Class B ($.01 per share)                                                               --          (5,047)
                         ----------------------------------------------------------------------------------------------------------
                         Distributions from net realized gain on investments:
                         Class A ($.395 per share)                                                              --      (2,490,365)
                         Class B ($.395 per share)                                                              --        (290,318)
-----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST      Net increase in net assets resulting from Class A
TRANSACTIONS             beneficial interest transactions--Note 2                                        8,733,244        3,834,762
                         ----------------------------------------------------------------------------------------------------------
                         Net increase in net assets resulting from Class B
                         beneficial interest transactions--Note 2                                        6,162,895        5,957,338
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS               Total increase                                                                 31,054,674        7,992,440
                         ----------------------------------------------------------------------------------------------------------
                         Beginning of period                                                           103,620,660       95,628,220
                                                                                                      ------------     ------------
                         End of period [including undistributed (overdistributed) net investment
                         income of $128,240 and $(79,874), respectively]                              $134,675,334     $103,620,660
                                                                                                      ------------     ------------
                                                                                                      ------------     ------------



                 See accompanying Notes to Financial Statements.


                                   11  Oppenheimer Value Stock Fund

                              FINANCIAL HIGHLIGHTS

                                                       CLASS A
                                                       ------------------------------------------------------------------
                                                       SIX MONTHS
                                                       ENDED
                                                       JUNE 30, 1995  YEAR ENDED DECEMBER 31,
                                                      (Unaudited)     1994        1993      1992        1991(2)    1990
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $14.16         $14.41      $14.19     $13.57     $11.39   $12.08
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                     .16            .31         .29        .32        .33      .37
Net realized and unrealized gain
(loss) on investments                                    2.05            .16         .98        .97       2.49     (.57)
                                                       ------         ------      ------     ------     ------    -----
Total income (loss) from
investment operations                                    2.21            .47        1.27       1.29       2.82     (.20)
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.13)          (.31)       (.29)      (.32)      (.33)    (.39)
Dividends in excess of net
investment income                                        --             (.01)       --         --         --       --
Distributions from net realized gain
on investments                                           --             (.40)       (.76)      (.35)      (.31)    (.10)
                                                       ------         ------      ------     ------     ------    -----
Total dividends and distributions
to shareholders                                          (.13)          (.72)      (1.05)      (.67)      (.64)    (.49)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $16.24         $14.16      $14.41     $14.19     $13.57   $11.39
                                                       ------         ------      ------     ------     ------   ------
                                                       ------         ------      ------     ------     ------   ------
------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                     15.64%          3.28%       8.97%      9.61%     25.23%   (1.53)%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                       $115,655        $92,728     $90,470    $59,376    $49,381  $40,153
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $104,977        $90,158     $80,229    $53,485    $45,581  $39,104
------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end
of period (in thousands)                                7,123          6,548       6,280      4,184      3,639    3,526
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   2.13%(4)        2.16%       1.97%      2.34%      2.59%    3.22%
Expenses, before voluntary
reimbursement                                           1.20%(4)        1.27%       1.24%      1.19%      1.31%    1.36%
Expenses, net of voluntary
reimbursement                                           N/A             N/A         N/A        N/A        1.26%    1.30%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                               7.5%           16.3%       24.3%      12.3%      14.5%    13.5%
                              FINANCIAL HIGHLIGHTS
                                                       CLASS B
                                                       ---------------------------------------
                                                       SIX MONTHS
                                                       ENDED
                                                       JUNE 30, 1995   YEAR ENDED DECEMBER 31,
                                                      (Unaudited)       1994         1993(1)
----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $14.09           $14.35         $14.60
----------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                     .11              .17            .17
Net realized and unrealized gain
(loss) on investments                                    2.02              .19            .51
                                                       ------           ------         ------
Total income (loss) from
investment operations                                    2.13              .36            .68
---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.08)            (.21)          (.17)
Dividends in excess of net
investment income                                        --               (.01)          --
Distributions from net realized gain
on investments                                           --               (.40)          (.76)
                                                       ------           ------         ------
Total dividends and distributions
to shareholders                                          (.08)            (.62)          (.93)
---------------------------------------------------------------------------------------------
Net asset value, end of period                         $16.14           $14.09         $14.35
                                                       ------           ------         ------
                                                       ------           ------         ------
---------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                     15.15%            2.50%          4.63%
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                        $19,020          $10,893         $5,158
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $14,729           $7,834         $2,527
---------------------------------------------------------------------------------------------
Number of shares outstanding at end
of period (in thousands)                                1,178              773            359
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    1.35%(4)         1.45%           .97%(4)
Expenses, before voluntary
reimbursement                                            1.99%(4)         2.01%          2.14%(4)
Expenses, net of voluntary
reimbursement                                            N/A              N/A            N/A
---------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                7.5%            16.3%          24.3%

                                   1. For the period from May 1, 1993 (inception of offering) to December 31, 1993.
                                   2. On March 28, 1991, Oppenheimer Management
                                   Corporation became the investment advisor to the Fund.
                                   3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
                                   4. Annualized.
                                   5. The lesser of purchases or sales of
                                   portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $18,123,183 and $8,078,381, respectively.


                 See accompanying Notes to Financial Statements.


                                   12  Oppenheimer Value Stock Fund

                   NOTES TO FINANCIAL STATEMENTS   (UNAUDITED)

--------------------------------------------------------------------------------
1. SIGNIFICANT                     Oppenheimer Value Stock Fund (the Fund)
   ACCOUNTING POLICIES             is a separate fund of Oppenheimer Integrity
                                   Funds, a diversified, open-end management
                                   investment company registered under the
                                   Investment Company Act of 1940, as amended.
                                   The Fund's investment advisor is Oppenheimer
                                   Management Corporation (the Manager). The
                                   Fund offers both Class A and Class B shares.
                                   Class A shares are sold with a front-end
                                   sales charge. Class B shares may be subject
                                   to a contingent deferred sales charge. Both
                                   classes of shares have identical rights to
                                   earnings, assets and voting privileges,
                                   except that each class has its own
                                   distribution and/or service plan, expenses
                                   directly attributable to a particular class
                                   and exclusive voting rights with respect to
                                   matters affecting a single class. Class B
                                   shares will automatically convert to Class A
                                   shares six years after the date of purchase.
                                   The following is a summary of significant
                                   accounting policies consistently followed by
                                   the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION.              Portfolio securities are valued at the
                                   close of the New York Stock Exchange on each
                                   trading day. Listed and unlisted securities
                                   for which such information is regularly
                                   reported are valued at the last sale price of
                                   the day or, in the absence of sales, at
                                   values based on the closing bid or asked
                                   price or the last sale price on the prior
                                   trading day. Long-term and short-term
                                   "non-money market" debt securities are valued
                                   by a portfolio pricing service approved by
                                   the Board of Trustees. Such securities which
                                   cannot be valued by the approved portfolio
                                   pricing service are valued using
                                   dealer-supplied valuations provided the
                                   Manager is satisfied that the firm rendering
                                   the quotes is reliable and that the quotes
                                   reflect current market value, or under
                                   consistently applied procedures established
                                   by the Board of Trustees to determine fair
                                   value in good faith. Short-term "money market
                                   type" debt securities having a remaining
                                   maturity of 60 days or less are valued at
                                   cost (or last determined market value)
                                   adjusted for amortization to maturity of any
                                   premium or discount.
-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES     Income, expenses (other than those
AND GAINS AND LOSSES.              attributable to a specific class) and gains
                                   and losses are allocated daily to each class
                                   of shares based upon the relative proportion
                                   of net assets represented by such class.
                                   Operating expenses directly attributable to a
                                   specific class are charged against the
                                   operations of that class.
-------------------------------------------------------------------------------
FEDERAL TAXES.                     The Fund intends to continue to comply
                                   with provisions of the Internal Revenue Code
                                   applicable to regulated investment companies
                                   and to distribute all of its taxable income,
                                   including any net realized gain on
                                   investments not offset by loss carryovers, to
                                   shareholders. Therefore, no federal income or
                                   excise tax provision is required.
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS.     Dividends and distributions to
                                   shareholders are recorded on the ex-dividend
                                   date.
-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS    The character of the distributions made
TO SHAREHOLDERS.                   during the year from net investment income or
                                   net realized gains may differ from their
                                   ultimate characterization for federal income
                                   tax purposes. Also, due to timing of dividend
                                   distributions, the fiscal year in which
                                   amounts are distributed may differ from the
                                   year that the income or realized gain (loss)
                                   was recorded by the Fund.
-------------------------------------------------------------------------------
OTHER.                             Investment transactions are accounted
                                   for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.



                                   13  Oppenheimer Value Stock Fund

-------------------------------------------------------------------------------
2. SHARES OF                       The Fund has authorized an unlimited
   BENEFICIAL INTEREST             number of no par value shares of beneficial
                                   interest of each class. Transactions in
                                   shares of beneficial interest were as
                                   follows:

                                                  SIX MONTHS ENDED JUNE 30, 1995     YEAR ENDED DECEMBER 31, 1994
                                                                 ------------------------------     ----------------------------
                                                                 SHARES              AMOUNT         SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                   Class A:
                                   Sold                           943,616           $14,329,238      1,880,960       $27,360,226
                                   Dividends and  distributions
                                    reinvested                     55,904               882,356        311,720         4,414,279
                                   Redeemed                      (424,428)           (6,478,350)    (1,924,358)      (27,939,743)
                                                                 --------            ----------     ----------       -----------
                                   Net increase                   575,092            $8,733,244        268,322        $3,834,762
                                                                 --------            ----------     ----------       -----------
                                                                 --------            ----------     ----------       -----------

---------------------------------------------------------------------------------------------------------------------------------
                                   Class B:
                                   Sold                           532,948            $8,103,073        499,617        $7,201,783
                                   Dividends and distributions
                                    reinvested                      5,031                79,269         28,292           397,953
                                   Redeemed                      (132,874)           (2,019,447)      (114,417)       (1,642,398)
                                                                ---------            ----------     ----------        ----------
                                   Net increase                   405,105            $6,162,895        413,492        $5,957,338
                                                                ---------            ----------     ----------        ----------
                                                                ---------            ----------     ----------        ----------

--------------------------------------------------------------------------------
3.   UNREALIZED GAINS AND          At June 30, 1995, net unrealized appreciation
     LOSSES ON INVESTMENTS         on investments of $28,405,652 was composed of
                                   gross appreciation of $29,116,886, and gross
                                   depreciation of $711,234.
-------------------------------------------------------------------------------
4.   MANAGEMENT FEES AND           Management fees paid to the Manager were in
     OTHER TRANSACTIONS            accordance with the investment advisory
     WITH AFFILIATES               agreement with the Fund which provides for a
                                   fee of .75% on the first $100 million of
                                   average annual net assets with a reduction of
                                   .03% on each $200 million thereafter, to .66%
                                   on net assets in excess of $500 million. The
                                   Manager has agreed to reimburse the Fund if
                                   aggregate expenses (with specified
                                   exceptions) exceed the most stringent state
                                   regulatory limit on Fund expenses.
                                        For the six months ended June 30, 1995,
                                   commissions (sales charges paid by investors)
                                   on sales of Class A shares totaled $146,295,
                                   of which $88,195 was retained by Oppenheimer
                                   Funds Distributor, Inc., (OFDI), a subsidiary
                                   of the Manager, as general distributor, and
                                   by an affiliated broker/dealer. Sales charges
                                   advanced to broker/dealers by OFDI on sales
                                   of the Fund's Class B shares totaled
                                   $204,892, of which $37,505 was paid to an
                                   affiliated broker/dealer. During the six
                                   months ended June 30, 1995, OFDI received
                                   contingent deferred sales charges of $26,549
                                   upon redemption of Class B shares.
                                        Oppenheimer Shareholder Services (OSS),
                                   a division of the Manager, is the transfer
                                   and shareholder servicing agent for the Fund,
                                   and for other registered investment
                                   companies. OSS's total costs of providing
                                   such services are allocated ratably to these
                                   companies.
                                        Under separate approved plans, each
                                   class may expend up to .25% of its net assets
                                   annually to reimburse OFDI for costs incurred
                                   in connection with the personal service and
                                   maintenance of accounts that hold shares of
                                   the Fund, including amounts paid to brokers,
                                   dealers, banks and other institutions. In
                                   addition, Class B shares are subject to an
                                   asset-based sales charge of .75% of net
                                   assets annually, to reimburse OFDI for sales
                                   commissions paid from its own resources at
                                   the time of sale and associated financing
                                   costs. In the event of termination or
                                   discontinuance of the Class B plan, the Board
                                   of Trustees may allow the Fund to continue
                                   payment of the asset-based sales charge to
                                   OFDI for distribution expenses incurred on
                                   Class B shares sold prior to termination or
                                   discontinuance of the plan. During the six
                                   months ended June 30, 1995, OFDI paid $82,299
                                   and $2,598 to an affiliated broker/dealer as
                                   reimbursement for Class A and Class B
                                   personal service and maintenance expenses,
                                   respectively, and retained $63,391 as
                                   reimbursement for Class B sales commissions
                                   and service fee advances, as well as
                                   financing costs.
--------------------------------------------------------------------------------
5.   DEFERRED TRUSTEE              A former trustee elected to defer receipt
     COMPENSATION                  of fees earned. These deferred fees earn
                                   interest at a rate Compensation determined by the current Board of Trustees at the beginning of each calendar year, compounded each quarter-end. From January 1, 1995 through May 10, 1995, the Fund was incurring interest at a rate of 7.89% per annum. The final payment was made on May 10, 1995.

                  Appendix A:  Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Transmission
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
Concert Capital Management, Inc.
125 High Street
Boston, Massachusetts 02110

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202-4918

OPPENHEIMER

Bond Fund

Prospectus dated July 10, 1995.

Oppenheimer Bond Fund (the "Fund"), formerly named "Oppenheimer Investment Grade Bond Fund," is a mutual fund with the investment objective of seeking a high level of current income by investing mainly in debt instruments. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of investment grade debt securities. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Objectives and Polices" beginning on page 10.

    This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the July 10, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).




                                                 (OppenheimerFunds logo)





Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

3        ABOUT THE FUND

5        Expenses

7        A Brief Overview of the Fund

10       Financial Highlights

19       Investment Objective and Policies

21       How the Fund is Managed

25       Performance of the Fund



25       ABOUT YOUR ACCOUNT

25       How to Buy Shares
29       Class A Shares
32       Class B Shares
35       Class C Shares

36       Special Investor Services
36       AccountLink
37       Automatic Withdrawal and Exchange Plans
37       Reinvestment Privilege
38       Retirement Plans

38       How to Sell Shares
39       By Mail
39       By Telephone
40       By Checkwriting

40       How to Exchange Shares

42       Shareholder Account Rules and Policies

43       Dividends, Capital Gains and Taxes

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and shareholder transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended December 31, 1994.

    -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages 24 through 37 for an explanation of how and when these charges apply.

                            Class A   Class B           Class C
                            Shares    Shares            Shares
------------------------------------------------------------------------
Maximum Sales Charge        4.75%     None              None
on Purchases (as a %
of offering price)
------------------------------------------------------------------------
Sales Charge on
Reinvested Dividends        None      None              None
------------------------------------------------------------------------
Deferred Sales Charge       None(1)   5% in the first   1% if shares are
(as a % of the lower of               year, declining   redeemed within
the original purchase                 to 1% in the      12 months of
price or redemption                   sixth year and    purchase(2)
proceeds)                             eliminated
                                      thereafter(2)
------------------------------------------------------------------------
Exchange Fee                None      None              None

1. If you invest more than $1 million in Class A shares (more than $500,000 for purchases under the OppenheimerFunds - prototype 401(k) plans) you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.
2. See "How to Buy Shares," below, for more information on the contingent deferred sales charges.

     -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses.

     The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The management fees have been restated to reflect the Fund's new investment advisory agreement dated July 10, 1995 with Oppenheimer Management Corporation. The restated management fee rate is as if the new investment advisory agreement had been in effect during the entire fiscal year ended December 31, 1994. Had the management fee rate not changed, the actual management fee would have been 0.50% for Class A and Class B shares, and total operating expenses would have been 1.06% for Class A and 1.78% for Class B, respectively.

     The 12b-1 Distribution Plan Fees for Class A shares are Service Plan Fees (the maximum is 0.25% of average annual net assets of that class), and for Class B and Class C shares, the 12b-1 Distribution Plan Fees are the Distribution and Service Plan Fees (the service fee is 0.25% of average annual net assets of the class) and the asset-based sales charge of 0.75%. These Plans are discussed in greater detail in "How to Buy Shares." Class C shares were not publicly offered during the fiscal year ended December 31, 1994. The "Annual Fund Operating Expenses" as to Class C shares are estimates based on amounts that would have been payable in that period assuming that Class C shares were outstanding during such fiscal year.

     The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

                               Class A      Class B       Class C
                               Shares       Shares        Shares
----------------------------------------------------------------------
Management Fees                0.75%        0.75%         0.75%
(Restated)
----------------------------------------------------------------------
12b-1 Distribution Plan Fees   0.25%(1)     1.00%(2)      1.00%(2)
(includes Shareholder
Service Plan Fees)
----------------------------------------------------------------------
Other Expenses                 0.31%        0.28%         0.28%
----------------------------------------------------------------------
Total Fund                     1.31%        2.03%         2.03%
Operating Expenses

1. Service Plan fees only
2. Includes Service Plan fees and asset-based sales charge

     -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the chart above as restated. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year      3 years     5 years     10 years*
----------------------------------------------------------------------
Class A Shares      $60         $87         $116        $198
----------------------------------------------------------------------
Class B Shares      $71         $94         $129        $200
----------------------------------------------------------------------
Class C Shares      $31         $64         $109        $236

If you did not redeem your investment, it would incur the following expenses:

Class A Shares      $60         $87         $116        $198
----------------------------------------------------------------------
Class B Shares      $21         $64         $109        $200
----------------------------------------------------------------------
Class C Shares      $21         $64         $109        $236

     *The Class B expenses in years 7 through 10 are based on the Class
A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Long-term Class B and Class
C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.


A Brief Overview Of The Fund

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     -- What Is The Fund's Investment Objective? The Fund seeks to achieve a high level of current income by investing mainly in debt instruments.

     -- What Does The Fund Invest In? Under normal market conditions, the Fund invests at least 65% of its total assets in a diversified portfolio of investment grade fixed-income securities. These include (i) investment-grade debt securities rated BBB or above by Standard and Poor's Corporation or Baa or above by Moody's Investors Service, Inc. or, if unrated, are of comparable quality as determined by the Fund's Manager;
(ii) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or obligations secured by such securities ("U.S. Government Securities"); and (iii) high-quality, short-term money market instruments.

     The Fund may invest up to 35% of its total assets in non-investment grade debt instruments. Although non-investment grade securities generally offer the potential for higher income than investment grade securities, they may be subject to greater market fluctuations and a greater risk of default because of the issuer's low creditworthiness. The Fund may also write covered calls and use certain types of securities called "derivative investments" and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page 10.

     Prior to July 10, 1995, the Fund's investments were limited to investment grade bonds, U.S. Government Securities, and money market instruments. The Fund's shareholders approved changes in the Fund's investment policies at a meeting held July 10, 1995. These changes are reflected in this Prospectus and Statement of Additional Information.

     -- Who Manages The Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation, which (including a subsidiary) manages investment company portfolios currently having over $30 billion in assets. The Fund's portfolio managers, who are primarily responsible for the selection of the Fund's securities, are David P. Negri and David A. Rosenberg. The Manager is paid a management fee by the Fund, based on its net assets. The Fund's Board of Trustees, elected by shareholders, oversees the Manager. Please refer to "How the Fund is Managed," starting on page 19 for more information about the Manager and the Manager and their fees.

     -- How Risky Is The Fund? All investments carry risks to some degree. The Fund's investments in fixed-income securities are subject to changes in their value and their yield from a number of factors, including changes in the general bond market and changes in interest rates. Non-investment grade securities may have speculative characteristics and be subject to a greater risk of default than investment grade securities. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the OppenheimerFunds spectrum the Fund is generally considered a moderately risky income fund, more aggressive than money market funds but less aggressive than high yield funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

     -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" starting on page 25 for more details.

     -- Will I Pay A Sales Charge To Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, which are reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 25 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by using Checkwriting. Please refer to "How to Sell Shares" starting on page 38. The Fund also offers exchange privileges to other OppenheimerFunds, described in "How to Exchange Shares" on page 40.

     -- How Has The Fund Performed? The Fund measures its performance by quoting its yield, average annual total return and cumulative total return, which measure historical performance. Those yields and total returns can be compared to the returns (over similar periods) of other funds. Prior to July 10, 1995, the Fund's investments were limited to investment grade bonds, U.S. Government Securities, and money market instruments. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on page 24. Please remember that past performance does not guarantee future results.


Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1994 is included in the Statement of Additional Information. Class C shares were not offered prior to July 11, 1995. Accordingly, no information on Class C shares is reflected in the table below or in the Fund's other financial statements. The information in the table for the fiscal periods prior to 1991 was audited by the Fund's previous independent auditors.

                                -----------------------------------------------------------------------------------
                                Financial Highlights
                                -----------------------------------------------------------------------------------
                                Class A
                                -----------------------------------------------------------------------------------
                                                                                                             Eleven
                                                                                                             Months
                                                                                                             Ended
                                Year Ended December 31,                                                      Dec. 31,
                                1994         1993         1992         1991(3)     1990         1989         1988(2)
==========================================================
==========================================================
Per Share Operating Data:
Net asset value, beginning
of period                       $11.12       $10.74       $10.80       $ 9.86      $10.29       $10.12       $10.55
-------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income              .65          .69          .75          .82         .88(4)       .92          .93
Net realized and
unrealized gain (loss)
on investments                   (1.08)         .40         (.05)         .90        (.43)         .19         (.36)
                               -------      -------      -------      -------      ------      -------      -------
Total income (loss) from
investment operations             (.43)        1.09          .70         1.72         .45         1.11          .57
-------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net
investment income                 (.65)        (.71)        (.76)        (.78)       (.88)        (.94)       (1.00)
Dividends in excess of net
investment income                 (.03)        --           --           --          --           --           --
                               -------      -------      -------      -------      ------      -------      -------
Total dividends to
shareholders                      (.68)        (.71)        (.76)        (.78)       (.88)        (.94)       (1.00)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $ 10.01      $ 11.12      $ 10.74      $ 10.80      $ 9.86      $ 10.29      $ 10.12
                               =======      =======      =======      =======      ======
=======      =======

==========================================================
==========================================================
Total Return, at Net
Asset Value(5)                   (3.87)%      10.30%        6.77%       18.28%       4.74%       11.31%        4.48%

==========================================================
==========================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                 $96,640     $110,759     $106,290      $90,623     $87,021      $96,380     $102,293
-------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                $102,168     $111,702     $ 98,672      $86,471    $ 90,065     $100,891     $111,264
-------------------------------------------------------------------------------------------------------------------
Number of shares
outstanding at end of
period (in thousands)            9,653        9,963        9,899        8,390       8,829        9,369       10,108
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income             6.25%        6.20%        7.00%        8.02%       8.85%        8.85%        8.75%
Expenses                          1.06%        1.06%        1.10%        1.23%       1.24%(4)     1.14%        1.05%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)       70.3%       110.1%       116.4%        97.1%       80.4%        41.3%        45.0%

                                ------------------------------------------------------------------------
                                Financial Highlights (continued)
                                ------------------------------------------------------------------------
                                Class A (continued)                                             Class B
                                --------------------------------------------------------------  --------
                                                                                   Year         Period
                                                                                   Ended        Ended
                               Year Ended January 31,                              Dec. 31,     Dec. 31,
                               1988(2)       1987(2)     1986(2)      1985(2)      1994         1993(1)
==========================================================
=============================================
Per Share Operating Data:
Net asset value, beginning
of period                      $ 11.30      $ 11.16      $ 10.91      $ 11.00      $ 11.11      $ 11.10
-------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income             1.09         1.16         1.22         1.27          .58          .40
Net realized and
unrealized gain (loss)
on investments                    (.55)         .22          .35         (.04)       (1.08)         .03
                               -------      -------      -------      -------      -------      -------
Total income (loss) from
investment operations              .54         1.38         1.57         1.23         (.50)         .43
-------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net
investment income                (1.29)       (1.24)       (1.32)       (1.32)        (.57)        (.42)
Dividends in excess of net
investment income                 --           --           --           --           (.03)        --
                               -------      -------      -------      -------      -------      -------
Total dividends to
shareholders                     (1.29)       (1.24)       (1.32)       (1.32)        (.60)        (.42)
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $ 10.55      $ 11.30      $ 11.16      $ 10.91      $ 10.01      $ 11.11
                               =======      =======      =======      =======      =======
=======

==========================================================
=============================================
Total Return, at Net
Asset Value(5)                  N/A          N/A          N/A          N/A           (4.53)%       3.91%

==========================================================
=============================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                $118,568     $125,513     $121,979     $117,293       $3,451       $1,809
-------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                $118,724     $123,045     $118,253     $111,235       $2,747       $  922
-------------------------------------------------------------------------------------------------------
Number of shares
outstanding at end of
period (in thousands)           11,234       11,103       10,930       10,751          345          163
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income            10.28%       10.45%       11.26%       12.21%        5.53%        4.80%(6)
Expenses                           .98%         .93%         .97%        1.01%        1.78%        1.90%(6)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)       19.5%        59.8%        36.5%        76.7%        70.3%       110.1%

                              1. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

                              2. Operating results prior to April 15, 1988 were achieved by the Fund's predecessor corporation as a closed-end fund under different investment objectives and policies. Such results are thus not necessarily representative of operating results the Fund may achieve under its current investment objectives and policies.

                              3. On March 28, 1991, Oppenheimer Management Corporation became the investment advisor to the
Fund.

                              4. Net investment income would have been $.87 absent the voluntary expense limitation, resulting in an expense ratio of 1.26%.

                              5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
                              Sales charges are not reflected in the total returns.

                              6. Annualized.

                              7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1994 were $67,852,873 and $67,362,839, respectively.

                              See accompanying Notes to Financial Statements.

Investment Objective and Policies

Objective. The Fund seeks a high level of current income by investing mainly in debt instruments.

Investment Policies and Strategies.

Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade debt securities, U.S. Government Securities, and money market instruments. Investment-grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Service, Inc. or other nationally-recognized rating organization. A description of these rating categories is included as an Appendix to the Fund's Statement of Additional Information. Debt securities (often referred to as "fixed-income securities") are used by issuers to borrow money from investors. The issuer promises to pay the investor interest at a fixed or variable rate, and to pay back the amount it borrowed (the "principal") at maturity. Some debt securities, such as zero coupon bonds (discussed below) do not pay current interest. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by the Manager to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities"). Lower-grade securities (often called "junk bonds") are considered speculative and involve greater risk. They may be less liquid than higher-rated securities. If the Fund were forced to sell a lower-grade debt security during a period of rapidly-declining prices, it might experience significant losses especially if a substantial number of other holders decide to sell at the same time. Other risks may involve the default of the issuer or price changes in the issuer's securities due to changes in the issuer's financial strength or economic conditions. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

     The Manager anticipates that the Fund would generally invest at least 75% of its total assets in: (i) U.S. corporate bonds rated "A" or better and (ii) U.S. government and agency bonds. The Manager further anticipates that the Fund would invest an additional 15% of its total assets in non-investment grade domestic corporate bonds and 10% of its total assets in non-investment grade foreign bonds. These anticipated investment targets, including the allocation between domestic and foreign lower-grade debt securities, are subject to fluctuation and may be changed by the Manager without further notice to shareholders or amended prospectus disclosure. Under normal market conditions, the Fund's target duration will be approximately five. Duration is a measure of the anticipated rise or decline in value for a 1% change in interest rates. For example, a duration of 2 in a portfolio indicates that for every 1% rise in general interest rates, the portfolio's value would be expected to fall 2%, and vice versa.

     When investing the Fund's assets, the Manager considers many factors, including current developments and trends in both the economy and the financial markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies described below. The Manager may employ special investment techniques, also described below. Additional information about the securities the Fund may invest in, the hedging strategies the Fund may employ and the special investment techniques may be found under the same headings in the Statement of Additional Information.

     -- Interest Rate Risks.   In addition to credit risks, described
below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities.

     -- Credit Risks. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (which the Fund may hold) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk. While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

     -- Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

     -- U.S. Government Securities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund invests in. Other mortgage-related U.S. Government Securities the Fund invests in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities the Fund invests in are collateralized mortgage obligations ("CMOs").

     The value of U.S. Government Securities will fluctuate depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the Fund holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Other Investment Techniques and Strategies."

     -- Short-Term Debt Securities. The high quality, short-term money market instruments in which the Fund may invest include U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations.

     -- Mortgage-Backed Securities and CMOs. Certain mortgage-backed securities, whether issued by the U.S. government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass- through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

     The Fund may also invest in collateralized mortgage-backed obligations (referred to as "CMOs"), which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

     The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

     The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

     The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

     Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If the Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 10% of the Fund's net assets.

     The Fund may also enter into "forward roll" transactions with mortgage-backed securities. The Fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price. Forward rolls are considered to be a borrowing. The Fund is required to place liquid assets in a segregated account with its custodian bank in an amount equal to its obligation under the forward roll. The main risk of this investment strategy is risk of default by the counterparty.

     -- Asset-Backed Securities. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

     -- Zero Coupon Securities. These securities, which may be issued by the U.S. government, its agencies or instrumentalities or by private issuers, are purchased at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than debt securities that pay interest periodically. Interest accrues on zero coupon bonds even though cash is not actually received.

     -- Securities of Foreign Governments and Companies. The Fund may invest in debt securities issued or guaranteed by foreign companies, and debt securities of foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. Some of these debt securities may have variable interest rates or "floating" interest rates that change in different market conditions. Those changes will affect the income the Fund receives. These securities are described in more detail in the Statement of Additional Information.

     The Fund is not restricted in the amount of its assets it may invest in foreign countries or in which countries. However, if the Fund's assets are held abroad, the countries in which they are held and the sub-custodians holding them must in most cases be approved by the Trust's Board of Trustees.

     Foreign securities have special risks. There are certain risks of holding foreign securities. The first is the risk of changes in foreign currency values. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities denominated in that currency. The currency rate change will also affect its income available for distribution. Although the Fund's investment income from foreign securities may be received in foreign currencies, the Fund will be required to distribute its income in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. If the Fund suffers losses on foreign currencies after it has distributed its income during the year, the Fund may find that it has distributed more income than was available from actual investment income. That could result in a return of capital to shareholders.

     There are other risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

     -- Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." While it is a policy of the Fund generally not to engage in trading for short-term gains, portfolio changes will be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss, if in the Manager's judgment, such transactions are advisable in light of the circumstances of a particular company or within a particular industry or in light of market, economic or financial conditions. High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. See "Financial Highlights" above, "Dividends, Capital Gains and Taxes" below and "Brokerage Policies of the Fund" in the Statement of Additional Information.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

     -- Hedging. The Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

     Other hedging strategies, such as buying futures and call options and writing puts, tend to increase the Fund's exposure to the securities market. Forward contacts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

     -Futures. The Fund may buy and sell futures contracts that relate to (1) foreign currencies (these are Forward Contracts), (2) financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as Financial Futures), and (3) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

     -Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

     The Fund may buy calls on securities, indices, foreign currencies, or Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) call options on securities, indices, foreign currencies or Futures, but only if they are "covered."
 That means the Fund must own the security subject to the call while the call is outstanding or segregate appropriate liquid assets. Calls on Futures must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Up to 50% of the Fund's total assets may be subject to calls.

     The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund may buy puts that relate to securities, indices, Futures, or foreign currencies. The Fund may buy a put on security whether or not the Fund owns the particular security in its portfolio. The Fund may sell a put on securities, indices, Futures, or foreign currencies, but only if the puts are covered by segregated liquid assets. The Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put obligations.

     A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may buy and sell put and call options that are traded on U.S. or foreign securities or commodity exchanges or are traded in the over-the-counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. Options traded in the over-the-counter market may be "illiquid," and therefore may be subject to the Fund's restrictions on illiquid investments.

     -Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     -Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. The Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

     -Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

     -- Short Sales "Against-the-Box". The Fund may not sell securities short except in collateralized transactions referred to as short sales "against-the-box. No more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.

     -- Non-Concentration. The Fund shall not invest 25% or more of its total assets in any industry; however, for the purposes of this restriction, obligations of the U.S. government, its agencies or instrumentalities are not considered to be part of any single industry.

     -- When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to the Fund if the value of the security changes prior to the settlement date.

     -- Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of the Fund's net assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. See the Statement of Additional Information for more details.

     -- Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets in the coming year.

     -- Derivative Investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund may not purchase or sell physical commodities; however, the Fund may purchase and sell foreign currency in hedging transactions. This shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

     Derivative investments used by the Fund are used in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

     The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

     The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

     There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following: (1) make short sales except for sales "against the box"; (2) borrow money or enter into reverse repurchase agreements, except that the Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of the Fund's total assets taken at current market value; the Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of the Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money); (3) concentrate its investments in any particular industry except that it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry (of the utility companies, gas, electric, water and telephone will each be considered as a separate industry); and (4) buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would own more than 10% of that issuer's voting securities.

     All of the percentage restrictions described above and elsewhere in this Prospectus and the Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. Oppenheimer Integrity Funds (the "Trust") was organized in 1982 as a multi-series Massachusetts business trust and the Fund is a series of that Trust. That Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. The Fund is one of two series of the Trust. Each of the two series of the Trust issues its own shares, has its own investment portfolio, and its own assets and liabilities.

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. Each class invests in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote together on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. Since March 28, 1991, the Fund has been managed by the Manager, which handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement which states the Manager's responsibilities and its fees. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. Prior to July 10, 1995, the Manager had contracted with Massachusetts Mutual Life Insurance Company ("MassMutual") to act as the Fund's Sub-Adviser. The Sub-Adviser was responsible for choosing the Fund's investments. The Manager, not the Fund, paid the Sub-Adviser. Effective July 10, 1995, the Sub-Advisory Agreement between the Manager and MassMutual terminated and the Manager is responsible for selecting the Fund's investments as well as for its day to day business, pursuant to an investment advisory agreement dated
July 10, 1995.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $30 billion as of March 31, 1995, and with more than 2.4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company (the "Manager").

     -- Portfolio Manager. David P. Negri and David A. Rosenberg are Vice Presidents and Portfolio Managers of the Fund. Since July 10, 1995, they have been the individuals principally responsible for the day-to-day management of the Fund's portfolio. Mr. Negri and Mr. Rosenberg is each a Vice President of the Manager. They each serve as officers and portfolio managers of other OppenheimerFunds. For more information about the Fund's other officers and Trustees, see "Trustees and Officers of the Fund" in the Statement of Additional Information.

     -- Fees and Expenses. Under the investment advisory agreement dated July 10, 1995 with the Manager, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets in excess of $1 billion. The Fund's management fee for its last fiscal year, restated to reflect the new investment advisory agreement, was 0.75% of average annual net assets for both its Class A and Class B shares, as set forth in the "Annual Fund Operating Expenses" chart on page 4. Class C shares were not publicly offered prior to July 11, 1995.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it incurs relatively little expense for brokerage. When deciding which brokers to use, the Manager is permitted by the advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager or its affiliates serve as investment adviser.

     -- The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "OppenheimerFunds") and is sub-distributor for funds managed by a subsidiary of the Manager.

     -- The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other
OppenheimerFunds on an "at-cost" basis. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "cumulative total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

     It is important to understand that the Fund's total return and yield represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     -- Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, they normally include the payment of the maximum initial sales charge. When total returns are shown for Class B and Class C shares, they include the applicable contingent deferred sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted.

     -- Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended December 31, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

     -- Management's Discussion of Performance. In 1994, the Federal Reserve aggressively moved to raise short term interest rates in an effort to control inflation. As interest rates rose, the bond market declined. In response to the rising interest rates in the U.S., the Manager reduced the Fund's exposure to long-term U.S. Government Treasury securities whose performance tends to lag investment-grade corporate bonds in the mid-to-late stages of economic expansion. The Manager moved to position the Fund's assets somewhat more conservatively by increasing its holdings in asset-backed issues and mortgage-backed bonds which generally are more stable and predictable in periods of rising interest rates and which the Manager viewed as offering high credit quality and attractive yields. While waiting for the bond market to stabilize, the Manager increased the Fund's holdings in short-term money market securities.

     -- Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 1994; in the case of Class A shares, from the inception of the class on April 15, 1988, and in the case of Class B shares, from the inception of the class on May 1, 1993. Class C shares were not offered during the fiscal year ended December 31, 1994, and thus no performance information about Class C shares is given.

     The performance of each class of the Fund's shares is compared to the performance of the Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Prior to July 10, 1995, the Fund's investments were limited to investment grade bonds, U.S. Government Securities, and money market instruments. The Lehman Brothers Corporate Bond Index includes a factor for the reinvestment of interest, but does not reflect expenses or taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Investment Grade Bond Fund (Class A) and Lehman Brothers Corporate Bond Index

[graph]

Average Annual Total Return of Class A Shares of the Fund at 12/31/941
1 Year         5 Years        Life
---------------------------------------------------------------------
-8.43%         5.97%          6.79%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Investment Grade Bond Fund (Class B) and Lehman Brothers Corporate Bond Index

[graph]

Average Annual Total Return of Class B Shares of the Fund at 12/31/942
1 Year         Life
--------------------------------------------------------------------
-9.03%         -2.67%

1The inception date of the Fund (Class A shares) was 4/15/88. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75% maximum initial sales charge.
2Class B shares of the Fund were first publicly offered on 5/1/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions are shown net of the applicable 5% and 4% contingent deferred sales charges, respectively, for the 1-year period and life-of-the-class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     -- Class A Shares. When you buy Class A shares, you pay an initial sales charge on investments up to $1 million. However, for purchase under the OppenheimerFunds - prototype 401(k) plans, you pay an initial sales charge on investments up to $500,000. If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for purchases under the OppenheimerFunds - prototype 401(k) plans) in Class A shares of one or more OppenheimerFunds, you will not pay an initial sales charge but if you sell any of those shares within 18 months after your purchase, you may pay a contingent deferred sales charge, which will vary depending on the amount you invested. Sales charges are described below in "Class A Shares".

     -- Class B Shares. When you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. It is described below in "Class B Shares".

     -- Class C Shares. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. Please refer to "Class C Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other OppenheimerFunds (not all of which offer
Class B or Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

     The factors discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The assumptions we have made in assessing the factors to consider in purchasing a particular class of shares assume that you will purchase only one class of shares, and not a combination of shares of different classes.

     -- How Long Do You Expect To Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge over time, using our assumptions, will generally depend on the amount invested. The effect of class-based expenses will also depend on how much you invest.

     Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares less than six years), you should probably consider purchasing Class C shares rather than Class A or Class B shares. This is because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $250,000 for a period of less than six years, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class
C shares (and the contingent deferred sales charge that applies if you redeem Class C shares within one year of purchase) might have a greater economic impact on your account during that period than the reduced initial Class A sales charge rate available for larger purchases of Class A shares.

     And for most Class B investors who invest $500,000 or more, and for most Class C investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or purchase orders of $1 million or more of Class C shares from a single investor.

     Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for six years or more, Class A shares will likely be more advantageous than Class B or Class C shares. This is because of the effect of expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation. Class B shares may be appropriate for smaller investments held for the longer term because there is no initial sales charge on Class B shares, and Class B shares held six years following their purchase convert into Class A shares.

     Of course all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

     -- Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B and Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by the respective class, such as the asset-based sales charge, as described below and in the Statement of Additional Information.

     -- How Does It Affect Payments To My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charge for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

     -- How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

     -- With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; purchases of at least $25 can be made by telephone through AccountLink.

     -- Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     -- There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds
(a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     -- How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or to have the Transfer Agent send redemption proceeds, or transmit dividends and distributions to your bank account.

     Shares are purchased for your account by AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink," below for more details.

     -- Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     -- At What Price Are Shares Sold? Shares are sold at the price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time."). The net asset value of each class of shares is determined as of the close of The New York Stock Exchange on each day the Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and a portion allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                     Front-End         Front-End
                     Sales Charge      Sales Charge     Commission
                     as a              as a             as
                     Percentage        Percentage       Percentage
                     of Offering       of Amount        of Offering
Amount of Purchase   Price             Invested         Price
----------------------------------------------------------------------
Less than $50,000       4.75%             4.98%            4.00%
----------------------------------------------------------------------
$50,000 or more but     4.50%             4.71%            3.75%
less than $100,000
----------------------------------------------------------------------
$100,000 or more but    3.50%             3.63%            2.75%
less than $250,000
----------------------------------------------------------------------
$250,000 or more but    2.50%             2.56%            2.00%
less than $500,000
----------------------------------------------------------------------
$500,000 or more but    2.00%             2.04%            1.60%
less than $1 million

     The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more OppenheimerFunds aggregating $1 million or more (shares of the Fund and other OppenheimerFunds that offer only one class of shares that has no class designation are considered "Class A shares" for this purpose). Class A shares purchased in connection with the OppenheimerFunds-prototype 401(k) plans will not be subject to an initial sales charge if: (i) the plan purchases shares of one or more Oppenheimer funds in an amount aggregating $500,000 or more, (ii) the plan has, at the time of purchase, 100 or more employees eligible to participate in the plan, or (iii) the plan certifies that it will have projected annual contributions to the plan of $200,000 or more.

     The Distributor pays dealers of record commissions on such purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases under the OppenheimerFunds - prototype 401(k) plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of either (1) the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

     -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and, effective on or about August 1, 1995, Class B shares you purchase for your own accounts, for your joint accounts, or on behalf of your children who are minors, under trust or custodial accounts. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and, effective on or about August 1, 1995, Class B shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and, effective August 1, 1995, Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the OppenheimerFunds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     -- Letter of Intent. Under a Letter of Intent, you may purchase Class A, and effective on or about August 1, 1995, Class B shares of the Fund and other OppenheimerFunds during a 13-month period, and the reduced Class A sales charge rate that applies will be the Class A sales charge rate that applies to the total amount of the intended purchases will be the sales charge rate for Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Waivers of Class A Sales Charges. No sales charge is imposed on sales of Class A shares to the following investors: (1) the Manager or its affiliates; (2) present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees; (3) registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (4) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (5) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children); (6) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients; or (7) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

     Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party, (b) purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor, (c) purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Manager or any of its affiliates); this waiver must be requested when the purchase order is placed for your shares of the Fund and the Distributor may require evidence of your qualification for the waiver. There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     The Class A contingent deferred sales charge is also waived if shares are redeemed in the following cases: (1) for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans including the OppenheimerFunds - prototype 401(k) plans ("Retirement Plans"), (2) to return excess contributions made to Retirement Plans, (3) to make Automatic Withdrawal Plan payments that are limited to no more than 12% of the original account value annually, (4) involuntary redemptions of shares by operation of law or under the procedures set forth in the Fund's Declaration of Trust or adopted by the Board of Trustees, (5) Class A shares that would otherwise be subject to the Class A contingent deferred sales charge are redeemed, but at the time the purchase order for your shares was placed, the dealer agreed to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and that no further commission would be payable if the shares were redeemed within 18 months of purchase), or (6) in connection with the OppenheimerFunds-prototype 401(k) plans: (i) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established); (ii) hardship withdrawals; (iii) distributions pursuant to a Qualified Domestic Relations Order, as defined in the Code;
(iv) minimum distributions as required by section 401(a)(9) of the Code;
(v) substantially equal periodic payments as described in Section 72(t) of the Code, and (vi) separation from service.

     -- Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net asset value of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net asset value of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                   Contingent Deferred Sales Charge
Beginning of Month in which        On Redemptions in That Year
Purchase Order Was Accepted        (As % of Amount Subject to Charge)
----------------------------------------------------------------------
0 - 1                              5.0%
1 - 2                              4.0%
2 - 3                              3.0%
3 - 4                              3.0%
4 - 5                              2.0%
5 - 6                              1.0%
6 and following                    None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     -- Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) to make distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary which occurred after the account was opened; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration), (3) to make returns of excess contributions to Retirement Plans, (4) to make distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request), or (5) in connection with the OppenheimerFunds-prototype 401(k) plans: (i) hardship withdrawals; (ii) distributions pursuant to a Qualified Domestic Relations Order, as defined in the Code; (iii) minimum distributions as required by section 401(a)(9) of the Code; (iv) substantially equal periodic payments as described in Section 72(t) of the Code, and (v) separation from service.

     The contingent deferred sales charge is also waived on Class B shares in the following cases: (i) shares sold to the Manager or its affiliates;
(ii) shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (iii) shares issued in plans of reorganization to which the Fund is a party; or (iv) shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A and Class
B Shares" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class B Shares. The Fund has adopted a "compensation type" Distribution and Service Plan for Class B shares to compensate the Distributor for its services in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net asset value of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge (and the first year's service fee).

     If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or the asset-based sales charge to the Distributor.

Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     -- Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue
Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration), (3) returns of excess contributions to Retirement Plans or (4) distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age
59 1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59 1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request).

     The contingent deferred sales charge is also waived on Class C shares in the following cases: (i) shares sold to the Manager or its affiliates;
(ii) shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (iii) shares issued in plans of reorganization to which the Fund is a party; or (iv) shares redeemed in involuntary redemptions as described above. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class C Shares. The Fund has adopted a "compensation type" Distribution and Service Plan for Class C shares to compensate the Distributor for its services in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class
C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge during the first year shares are outstanding. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or the asset-based sales charge to the Distributor.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

     -- Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     -- Automatic Exchange Plans. You can authorize the Transfer Agent automatically to exchange an amount you establish in advance for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Fund shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying sales charge. This privilege applies only to redemptions of Class A shares or to redemptions of Class B shares of the Fund that you purchased by reinvesting dividends or distributions or on which you paid a contingent deferred sales charge when you redeemed them. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
     - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
     - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs
     - Pension and Profit-Sharing Plans for self-employed persons and other employers
     - 401(k) Plan for small business owners
     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.


How to Sell Shares

     You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's Checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     -- Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     - You wish to redeem more than $50,000 worth of shares and receive a check
     - A redemption check is not payable to all shareholders listed on the account statement
     - A redemption check is not sent to the address of record on your statement
     - Shares are being transferred to a Fund account with a different owner or name
     - Shares are redeemed by someone other than the owners (such as an Executor)

     -- Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     - Your name
     - The Fund's name
     - Your Fund account number (from your account statement)
     - The dollar amount or number of shares to be redeemed
     - Any special payment instructions
     - Any share certificates for the shares you are selling
     - The signatures of all registered owners exactly as the account is registered, and
     - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
Oppenheimer Shareholder Services
P.O. Box 5270, Denver, Colorado 80217

Send Courier or Express Mail requests to:
Oppenheimer Shareholder Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

     - To redeem shares through a service representative, call 1-800-852-
8457
     - To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

     - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
     - Checkwriting privileges are not available for accounts holding Class B or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
     - Checks must be written for at least $100.
     - Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
     - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
     - Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements For Repurchase of Shares From Dealers And Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain
OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     - Shares of the fund selected for exchange must be available for sale in your state of residence
     - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     - You must meet the minimum purchase requirements for the fund you purchase by exchange
     - Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the OppenheimerFunds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. Certain OppenheimerFunds offer Class A, Class B and/or Class C shares, and a list can be obtained by calling the Distributor at 1-800-525-7048. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     -- Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of eligible OppenheimerFunds currently available for exchanges in the Statement of Additional Information or obtain their names by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should be aware of:

     - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

     -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each regular business day by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

     -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

     -- The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. Payment will be forwarded within 3 business days for accounts registered in the name of a broker-dealer. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     -- Under unusual circumstances shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

     -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B or Class C shares.

     -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on the last business day of every month, but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

     From time to time, Fund may adopt the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends may be subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. A practice of attempting to pay dividends on Class A shares at a constant level would require the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. If the Fund, from time to time, seeks to pay dividends on Class A shares at a target level, the Fund anticipates it would pay dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's Class A net asset value per share. The Board of Trustees could change the Fund's targeted dividend level at any time, without prior notice to shareholders. The Fund would not otherwise have a fixed dividend rate. Regardless, there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
     -- Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
     -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
     -- Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you hold your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     -- "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     -- Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     -- Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                       APPENDIX TO PROSPECTUS OF
                 OPPENHEIMER INVESTMENT GRADE BOND FUND


     Graphic material included in Prospectus of Oppenheimer Bond Fund:
"Comparison of Total Return of Oppenheimer Bond Fund and The Lehman Brothers Corporate Bond Index - Change in Value of a $10,000 Hypothetical Investment"

     Linear graphs will be included in the Prospectus of Oppenheimer Bond Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's fiscal years since the inception of the class on April 15, 1988 through December 31, 1995 and in the case of Class B shares the graph will cover the period from the inception of the class on May 1, 1993 through December 31, 1994. The graphs will compare such values with the same investments over the same time periods with The Lehman Brothers Corporate Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of The Lehman Brothers Corporate Bond Index, is set forth in the Prospectus under "Performance of the Fund -- Comparing the Fund's Performance to the Market"

                                             Lehman Brothers
Fiscal Year          Oppenheimer             Corporate
(Period) Ended       Bond Fund A             Bond Index
04/15/88             $9,525                  $10,000
12/31/88             $9,952                  $10,368
12/31/89             $11,077                 $11,885
12/31/90             $11,602                 $12,759
12/31/91             $13,723                 $15,170
12/31/92             $14,653                 $16,392
12/31/93             $16,163                 $18,310
12/31/94             $15,538                 $17,530

                                             Lehman Brothers
Fiscal Year          Oppenheimer             Corporate
(Period) Ended       Bond Fund B(1)          Bond Index

05/01/93             $10,000                 $10,000
12/31/93             $10,391                 $10,503
12/31/94             $9,559                  $10,056


----------------------
(1) Class B shares of the Fund were first publicly offered on May 1, 1993.

Oppenheimer Bond Fund
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc., Massachusetts Mutual Life Insurance Company, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

PR0285.001.0595 *Printed on recycled paper

OPPENHEIMER BOND FUND

3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

Statement of Additional Information dated July 10, 1995.


      This Statement of Additional Information of Oppenheimer Bond Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated July 10, 1995.
It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                             Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . .  2
   Investment Policies and Strategies. . . . . . . . . . . .  2
   Other Investment Techniques and Strategies. . . . . . . .  8
   Other Investment Restrictions . . . . . . . . . . . . . .  20
How the Fund is Managed. . . . . . . . . . . . . . . . . . .  21
Organization and History . . . . . . . . . . . . . . . . . .  21
Trustees and Officers of the Fund. . . . . . . . . . . . . .  22
The Manager and Its Affiliates . . . . . . . . . . . . . . .  26
Brokerage Policies of the Fund . . . . . . . . . . . . . . .  28
Performance of the Fund. . . . . . . . . . . . . . . . . . .  30
Distribution and Service Plans . . . . . . . . . . . . . . .  34
About Your Account
How to Buy Shares. . . . . . . . . . . . . . . . . . . . . .  37
How to Sell Shares . . . . . . . . . . . . . . . . . . . . .  43
How to Exchange Shares . . . . . . . . . . . . . . . . . . .  47
Dividends, Capital Gains and Taxes . . . . . . . . . . . . .  50
Additional Information About the Fund. . . . . . . . . . . .  51
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . .  52
Financial Statements . . . . . . . . . . . . . . . . . . . .  53
Appendix A: Description of Securities Ratings. . . . . . . .  A-1
Appendix B: Industry Classification. . . . . . . . . . . . .  B-1

ABOUT THE FUND

Investment Objective And Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies, and the types of securities in which the Fund invests as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

     -- Debt Securities. All debt securities are subject to two types of risk: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).

     - Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.
Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.

     - Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute the Fund's net asset values.
     - Commercial Paper. The Fund's commercial paper investments, in addition to those described in the Prospectus, include the following:

     Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.

     Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

     - Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Restricted Securities" in the Prospectus on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrowers. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

     - Bank Obligations and Instruments Secured Thereby. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

     Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits, other than those maturing in seven days or less, that are subject to withdrawal penalties are subject to the limitation on investments by the Fund in illiquid investments, set forth in the Prospectus under "Illiquid and Restricted Securities."

     Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

     -- Securities of Foreign Governments and Companies. As stated in the Prospectus, the Fund may invest in debt obligations (which may be dominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities.

     The percentage of the Fund's assets that will be allocated to foreign securities will vary from time to time depending on, among other things, the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. The Manager will consider an issuer's affiliation, if any, with a foreign government as one of the factors in determining whether to purchase any particular foreign security. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

     Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities," because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding must be, in most cases, approved by the Fund's Board of Trustees under applicable SEC rules.

     The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. There may be a lack of public information about foreign issuers. Foreign countries may not have financial reporting, accounting and auditing standards comparable to those that apply to U.S. issuers. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. They may have increased delays in settling portfolio transactions. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies - Hedging," below.

     The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

     -- U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities and mortgage-backed securities and CMOs.

     - Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may also issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

     The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

     Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Trustees and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

     - GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments when due.

     The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

     - FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

     - FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     - Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

       - Asset-Backed Securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

Other Investment Techniques And Strategies

     -- Hedging with Options and Futures Contracts. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) purchase puts on such Futures or securities, or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency and on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional Information about the Hedging Instruments the Fund may use is provided below. At present, the Fund does not intend to enter into Futures, Forward Contracts and options on Futures if, after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

     - Writing Call Options. The Fund may write (i.e. sell) call options ("calls") on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets, to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 50% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     - Writing Put Options. The Fund may write put options on debt securities or Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     The Trustees have adopted a non-fundamental policy that the Fund may only purchase call options and put options with a value of up to 5% of its net assets.

     - Purchasing Puts and Calls. The Fund may purchase calls in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. When the Fund purchases a call, it pays a premium (other than in a closing purchase transaction) and, except as to calls on bond indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Purchasing either a put on Interest Rate Futures or on debt securities it does not own permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an Interest rate Future or debt security not held by it, the put protects the Fund to the extent that the prices of the underlying Future or debt securities move in a similar pattern of the debt securities in the Fund's portfolio.

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Options on Foreign Currencies. The Fund intends to write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.

     A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     - Futures. The Fund may buy and sell Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future or a foreign currency exchange contract ("Forward Contract"), discussed below. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract. A securities index assigns relative values to the securities included in that index and is used as a basis for trading long-term Financial Futures contracts. Financial Futures reflect the price movements of securities included in the index. They differ from Interest Rate Futures in that settlement is made in cash rather than by delivery of the underlying investment.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis.

     At any time prior to the expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     - Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.
To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

     The Fund's Custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund with the Custodian having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's obligations with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

     A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

     - Additional Information About Hedging Instruments and Their Use.
The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     - Possible Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk when hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     -- Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Trust's Board of Trustees from time to time), for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     -- Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of securities, or loss of rights in the collateral should the borrower fail financially. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     -- When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective, cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

     Under these additional restrictions, the Trust may not, on behalf of the Fund:

     (1) act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

     (2) invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans (this restriction does not prevent the Fund from purchasing securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs);

     (3) make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities;

     (4) pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of the pledge not exceeding 15% of the cost of the Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on futures contracts, and except for reverse repurchase agreements and securities lending;

     (5) purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer's securities are beneficially owned by officers and trustees of the Trust or officers and directors of Massachusetts Mutual Life Insurance Company
     ("MassMutual") who individually beneficially own more than 1/2 of 1% of the securities of such issuer; and

     (6) make loans to an officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

     In addition to the investment restrictions described above and those contained in the Prospectus, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such nonfundamental policies and guidelines, the Fund may not: (1) invest for the purpose of exercising control over, or management of, any company;
(2) purchase any security of a company which (including any predecessor, controlling person, general partner and guarantor) has a record of less than three years of continuous operations or relevant business experience , if such purchase would cause more than 5% of the current value of the Fund's assets to be invested in such companies; and (3) invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

     For purposes of the Fund's policy not to concentrate investments as described in the investment restrictions in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This policy is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is one of two series of Oppenheimer Integrity Funds (the "Trust"). This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund. The Trust was established in 1982 as MassMutual Liquid Assets Trust and changed its name to MassMutual Integrity Funds on April 15, 1988. The Fund was reorganized from a closed-end investment company known as MassMutual Income Investors, Inc. into a series of the Trust on April 15, 1988. On March 29, 1991, the Trust changed its name from MassMutual Integrity Funds to Oppenheimer Integrity Funds and the Fund changed its name from MassMutual Investment Grade Bond Fund to Oppenheimer Investment Grade Bond Fund. Shares of the Fund represent an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Trust. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of at least 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Trust valued at $25,000 or more or holding at least 1% of the Trust's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicant's expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances, the risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers of the Fund. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Each Trustee is also a trustee, director or managing general partner of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Cash Reserves, Oppenheimer Tax-Exempt Fund, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Oppenheimer Champion High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Strategic Investment Grade Bond Fund, Oppenheimer Strategic Short-Term Income Fund, Oppenheimer Variable Account Funds, Daily Cash Accumulation Fund, Inc., Centennial America Fund, L.P., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust and Centennial California Tax Exempt Trust, (collectively, the "Denver-based OppenheimerFunds"). Mr. Fossel is President and Mr. Swain is Chairman of each of the Denver-based OppenheimerFunds. As of July 10, 1995, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of the Fund's outstanding shares, and less than 1% of the outstanding shares of the Fund. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager (for which one of the officers, Mr. Donohue, is a trustee) other than the shares beneficially owned under that plan by the officers of the Fund listed below.

Robert G. Avis, Trustee*; Age: 63
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age: 80
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age: 64
19411 Merion Circle, Huntington Beach, California 92648
Vice President of McDonnell Douglas Space Systems, Co.; formerly associated with the National Aeronautics and Space Administration.

Jon S. Fossel, President and Trustee*; Age: 53
Two World Trade Center, New York, New York 10048-0203
Chairman, Chief Executive Officer and a director of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a director of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

Raymond J. Kalinowski, Trustee; Age: 65
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.: formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age: 73
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age: 73
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ned M. Steel, Trustee; Age: 79
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman and Trustee*; Age:  61
3410 South Galena Street, Denver, Colorado 80231
Vice Chairman of the Manager; President and director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

Andrew J. Donohue, Vice President; Age: 44
Two World Trade Center, New York, New York 10048-0203
Executive Vice President and General Counsel of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; formerly a Partner in, Kraft & McManimon (a law firm) prior to which he was an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Secretary and Treasurer; Age: 58
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds; formerly Senior Vice President/Comptroller and Secretary of OAMC.

David P. Negri, Vice President and Portfolio Manager; Age: 40
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other OppenheimerFunds.

David Rosenberg, Vice President and Portfolio Manager; Age 36
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other OppenheimerFunds; formerly an officer and portfolio manager for Delaware Investment Advisors and for one of its mutual funds.

Robert G. Zack, Assistant Secretary; Age: 46
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert J. Bishop, Assistant Treasurer; Age: 36
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller of the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 29
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other
OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

[FN]
-------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     -- Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below from the Fund, during its fiscal year ended December 31, 1994, and from all of the Denver-based OppenheimerFunds (including the Fund) listed in the first paragraph of this section, for services in the positions shown:


                                                  Total Compensation
                               Aggregate          From All
                               Compensation       Denver-based
Name and Position              from Fund          OppenheimerFunds1
Robert G. Avis                 $600.00            $53,000.00
  Trustee

William A. Baker               $829.00            $73,257.01
  Audit and Review Committee
  Chairman and Trustee

Charles Conrad, Jr.            $774.00            $68,293.67
  Audit and Review Committee
  Member and Trustee

C. Howard Kast                 $600.00            $53,000.00
  Trustee

Raymond J. Kalinowski          $600.00            $53,000.00
  Trustee

Robert M. Kirchner             $774.00            $68,293.67
  Audit and Review Committee
  Member and Trustee

Ned M. Steel                   $600.00            $53,000.00
  Trustee
_____________
1For the 1994 calendar year.

     -- Major Shareholders. As of July 10, 1995, the only entity that owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was MML Reinsurance (Bermuda) Ltd., c/o Investment Services 1295 State Street, Springfield,
MA 01111-0001, which owned 789,794.139 Class A shares (approximately 7.20% of the Fund's Class A shares and 6.76% of the Fund's outstanding shares), and which represented less than 5% of the outstanding shares of the Trust, and Smith Barney, Inc., 388 Greenwich Street, New York, NY 10013, which owned 102,753.693 Class B shares (approximately 14.47%) of the Fund's Class B shares, and which represented less than 5% of the outstanding shares of the Fund and of the Trust.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Trust, and two of whom (Mr. Jon S. Fossel and Mr. James C. Swain) serve as Trustees of the Trust.

     The Manager, and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced.

     -- The Investment Advisory Agreement. Under the investment advisory agreement dated July 10, 1995 between the Trust on behalf of the Fund and the Manager, the Fund pays a management fee to the Manager at the annual rate of: .75% of the first $200 million of average annual net assets; .72% of the next $200 million; .69% of the next $200 million; .66% of the next $200 million; .60% of the next $200 million; and .50% of average annual net assets in excess of $1 billion. Under the prior investment advisory agreement between the Trust on behalf of the Fund and the Manager, the Fund paid a management fee to the Manager at the annual rate of: .50% of the first $100 million of average annual net assets; .45% of the next $200 million; .40% of the next $200 million; and .35% of average annual net assets in excess of $500 million. The investment advisory agreement, dated July 10, 1995, between the Trust on behalf of the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

     The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn. The advisory agreement is subject to annual approval by the Board of Trustees, who may terminate the advisory agreement on sixty days' notice approved by a majority of the Trustees.

     The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee, but excluding taxes, interest, brokerage fees, distribution plan payments, and extraordinary expenses, such as litigation costs) shall not exceed (and the Manager undertakes to reduce the Fund's management fee in the amount by which such expenses shall exceed) the most stringent applicable state "blue sky" expense limitation requirement for qualification of sale of the Fund's shares. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of the Fund's average annual net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. The Manager reserves the right to change or eliminate this expense limitation at any time. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation.

     Prior to July 10, 1995, MassMutual served as investment sub-adviser (the "Sub-Adviser") to the Fund pursuant to a sub-advisory agreement between the Manager and MassMutual dated March 28, 1991. Under the sub-advisory agreement, MassMutual was responsible for managing the Fund's portfolio of securities and making investment decisions with respect to the Fund's investments, subject to the Fund's investment objective, policies and restrictions. The Sub-Adviser's fee was paid by the Manager. The sub-advisory agreement was subject to the same renewal, termination and standard of care provisions as the investment advisory agreement. On July 10, 1995, the Fund's shareholders approved a new investment advisory agreement with the Manager, at the fee rate set forth in the Prospectus, under which the Manager performs the investment decision-making functions previously performed by the Sub-Adviser. The sub-advisory agreement terminated effective July 10, 1995.

     For the fiscal years ended December 31, 1992, 1993 and 1994, the advisory fees paid to the Manager were $491,642, $555,430 and $522,205, respectively, of which $342,743, $380,790 and $362,287, respectively, was paid by the Manager to the Sub-Adviser.

     -- The Distributor. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Class A, Class B and Class C Distribution and Service Plans), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended December 31, 1992, 1993 and 1994, the aggregate amount of sales charges on sales of the Fund's Class A shares was $337,554, $269,639 and $143,088, respectively, of which the Distributor and on an affiliate, MassMutual Investor Services, Inc. ("MMLISI") retained in the aggregate $213,717, $163,271 and $67,090 in those respective years. For the fiscal year ended December 31, 1994, the Distributor advanced $91,551 to broker-dealers on the sales of the Funds' Class B shares, $8,449 of which went to MMLISI.
In addition, the Distributor collected $8,916 from contingent deferred sales charges assessed on Class B shares. Class C shares were not publicly offered prior to July 10, 1995.

-- The Transfer Agent. Oppenheimer Shareholder Services, an operating division of the Manager which is the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies Of The Fund

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions of the Fund. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers ("brokers"), including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding or base its selection on "posted" rates, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the provisions of the advisory agreement and the interests and policies of the Fund as established by the Trust's Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

     Under the advisory agreement, the Manager is authorized to select brokers which provide brokerage and/or research services for the Fund and/or the other accounts over which it or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs. During the fiscal year ended December 31, 1992, 1993 and 1994, no brokerage commissions were paid by the Fund.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency trades in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Most purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return", "total return," "cumulative total return," "total return at net asset value" and "cumulative total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.
     The Fund's advertisement of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns on its shares. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

     -- Standardized Yields.

     - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds (other than money market funds) that quote yields:

                       (a-b)    6
     Standardized Yield = 2 ((--- + 1)  - 1)
                       ( cd)

     The symbols above represent the following factors:

          a  = dividends and interest earned during the 30-day period.
          b  = expenses accrued for the period (net of any expense
               reimbursements).
          c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
          d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1994, the standardized yields for the Fund's Class A and Class B shares were 6.76% and 6.34%, respectively. Class C shares were not publicly offered prior to July 11, 1995.

     -- Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

          Dividend Yield of the Class =

                         Dividends of the Class
          -----------------------------------------------------
          Max. Offering Price of the Class (last day of period)

          divided by Number of days (accrual period) x 365

     The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

     From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for distribution made on December 30, 1994 covering the 31-day period ended December 31, 1994, were 10.85% and 11.40% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended December 31, 1994, was 10.63% when calculated at net asset value. That distribution included amounts distributed by the Fund for both Class A and Class B shares to avoid paying excise tax on undistributed income at year-end as described in "Dividends, Capital Gains, and Taxes," below. Therefore, these dividend yields are significantly higher than the divided yields for prior months.

     -- Total Return Information.

     - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

     - Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% in the sixth year and none thereafter), is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for shares redeemed within 12 months of purchase is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares for the one year period ended December 31, 1994 and for the period from April 15, 1988 (the date the Fund became an open-end Fund) to December 31, 1994, were -8.43% and 6.79%, respectively. The cumulative "total return" on Class A shares for the latter period was 55.38%. For the fiscal period from May 1, 1993 (inception of the class), through December 31, 1994, the average annual total return and the cumulative total return on an investment in Class B shares of the Fund were -2.67% and -4.41%, respectively. Class C shares were and publicly offered prior to July 11, 1995.

     -- Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B and Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total returns at net asset value on the Fund's Class A shares for the fiscal year ended December 31, 1993, and for the period from April 15, 1988 to December 31, 1994 were -3.87 and 63.13%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the fiscal year-ended December 31, 1994 and for the period from May 1, 1993 through December 31, 1994 well -4.53% and -0.80%, respectively.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B and Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
For periods ending December 31, 1994, the performance of the Fund's classes has been ranked against (i) all other funds, excluding money market funds, and (ii) all other general bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

     For periods ending December 31, 1994 the Fund's performance may also be compared to the performance of the Lipper General Bond Fund Index, which is a net asset value weighted index of general bond funds compiled by Lipper. It is calculated with adjustments for income dividends and capital gains distributions as of the ex-dividend date.

     From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

     From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly, in broad investment categories (equity, taxable bond, municipal bond and hybrid), based on risk-adjusted investment return. Investment return measures a fund's or Class's three, five and ten-year average annual total returns (when available). Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current ranking is a weighted average of the 3, 5 and 10 year rankings (if available). Morningstar ranks the Class A, Class B and Class C shares of the Fund in relation to other taxable bond funds. Rankings are subject to change.

     The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Fund Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, and the J.P. Morgan Government Bond Index. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds, and the Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Aggregate Bond Index generally represents the performance of the general fixed-rate investment grade debt market. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. Each index includes a factor for the reinvestment of interest but does not reflect expenses or taxes.

     Investors may also wish to compare the Fund's Class A, Class B or Class C shares return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the OppenheimerFunds, other than performance rankings of the OppenheimerFunds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares, and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund will make payments to the Distributor quarterly in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. (For the Distribution and Service Plan for the Class B shares, that vote was cast by the Manager as the sole initial holder of Class C shares of the Fund).

     In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company
Act) of the outstanding shares of that class. Neither Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by an exemptive order issued by the Securities and Exchange Commission to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.
     While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly stating generally the amounts of all payments made pursuant to each Plan and the purpose for which each payment was made. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no minimum amount.

     For the fiscal year ended December 31, 1994, payments under the Class A Plan totaled $247,136, all of which was paid by the Distributor to Recipients, including $154,100 paid to MMLISI.

     Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allows the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request. The advance payment is based on the net asset value of the Class B and Class
C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor. Service fee payments made under the Class B Plan during the fiscal year ended December 31, 1994 totalled $26,383, all of which was paid by the Distributor to Recipients, including MMLISI.

     Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charge and the service fee on Class B shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B or Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and recoveries of the contingent deferred sales charge collected on redeemed Class B shares) the Class B sales commissions paid to authorized brokers or dealers.

     Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B and Class C shares of the Fund. The
Distributor retains the asset-based sales charge on Class B shares.   As
to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Under the Class B and Class C Plans, the asset-based sales charge is paid to compensate the Distributor for its services, described below, to the Fund.

     Under the Class B and Class C Plans, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B and Class C shares may include: (i) paying service fees and sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B or Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B or Class C shares by Recipients, (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class B or Class C shares, and (iv) paying certain other distribution expenses.

     Other distribution assistance rendered by the Distributor and Recipients under the Class B and Class C Plans may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B or Class C shareholders, and providing such other information and services in connection with the distribution of Class B or Class C shares as the Distributor or the Fund may reasonably request. The Class B and Class C Plans further provide that such other distribution assistance may include distribution assistance and administrative support services rendered in connection with Class B or Class C shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

About Your Account

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept (i) any order for $500,000 or more of Class B shares or (ii) any order for $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A and Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.
The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading in debt securities and foreign securities at times when the New York Stock Exchange is closed, including weekends and holidays, or after the close of the Exchange on a regular business day. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges or in foreign over-the-counter markets that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued at the last sale price, or at the mean between "bid" and "asked" prices determined by a pricing service approved by the Board of Trustees or by the Manager; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of The New York Stock Exchange. Events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made, if necessary. Foreign securities priced in a foreign currency as well as foreign currency have their value converted to U.S. dollars at the closing price in the London foreign exchange market as provided by a reliable bank, dealer or pricing service.

     In the case of U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Trust's Board of Trustees has authorized the Manager to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager, or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price in the London foreign exchange market as provided by a reliable bank, dealer or pricing service. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

     -- The OppenheimerFunds. The OppenheimerFunds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Bond Fund
Oppenheimer Insured Tax-Exempt Bond Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion High Yield Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Mortgage Income Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Investment Grade Bond Fund
Oppenheimer Strategic Short-Term Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Diversified Income Fund
Oppenheimer International Bond Fund

the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the OppenheimerFunds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     -- Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A and Class B shares (or shares of either Class) of the Fund (and other eligible OppenheimerFunds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     - Terms of Escrow that Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount be held in escrow by the Transfer Agent. For example, if the intended purchase amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, Class B shares, and Class A or B shares acquired in exchange for either (a) Class A shares of one of the other OppenheimerFunds that were acquired subject to a Class A initial or contingent sales charge or (b) Class B shares of one of the other OppenheimerFunds.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other OppenheimerFunds.

     There is a front-end sales charge on the purchase of certain OppenheimerFunds or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     -- Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.

     -- Involuntary Redemptions. The Trust's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $1,000 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A shares or of Class B shares of the Fund that you purchased by reinvesting dividends or distributions or on which you paid a contingent deferred sales charge when you redeemed them. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other OppenheimerFunds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for such privilege at the time of reinvestment. This privilege is not available for Class C shares. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending
on the timing and amount of the reinvestment.   Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the OppenheimerFunds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How to Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemptions or exchanges of their accounts. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Payment ordinarily will be made within seven days after the Distributor's receipt of the required redemption documents, with signature(s) guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans that would require the redemption of shares purchased subject to a contingent deferred sales charge and held less than 6 years or 12 months, respectively, because of the imposition of the Class B or Class C contingent deferred sales charge on such withdrawals (except where the Class B or Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Sales Charges" and "Waivers of Class C Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other OppenheimerFunds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (the receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

     As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of the OppenheimerFunds that have a single class without a class designation are deemed "Class A" shares for this purpose. All OppenheimerFunds offer Class A shares (except for Oppenheimer Strategic Diversified Income Fund, which offers only Class C shares), but only the following other OppenheimerFunds currently offer Class B shares:

     Oppenheimer Strategic Income Fund
     Oppenheimer Strategic Income & Growth Fund
     Oppenheimer Strategic Investment Grade Bond Fund
     Oppenheimer Strategic Short-Term Income Fund
     Oppenheimer New York Tax-Exempt Fund
     Oppenheimer Tax-Free Bond Fund
     Oppenheimer California Tax-Exempt Fund
     Oppenheimer Pennsylvania Tax-Exempt Fund
     Oppenheimer Florida Tax-Exempt Fund
     Oppenheimer New Jersey Tax-Exempt Fund
     Oppenheimer Insured Tax-Exempt Bond Fund
     Oppenheimer Main Street California Tax-Exempt Fund
     Oppenheimer Main Street Income & Growth Fund
     Oppenheimer Total Return Fund, Inc.
     Oppenheimer Value Stock Fund
     Oppenheimer Limited-Term Government Fund
     Oppenheimer High Yield Fund
     Oppenheimer Mortgage Income Fund
     Oppenheimer Cash Reserves (Class B shares are available only by exchange or by direct purchase by participants in the OppenheimerFunds proprietary 401(k) plan)
     Oppenheimer Growth Fund
     Oppenheimer Equity Income Fund
     Oppenheimer Global Fund
     Oppenheimer Discovery Fund
     Oppenheimer International Bond Fund

     The following Oppenheimer Funds offer Class C shares:

     Oppenheimer Fund
     Oppenheimer Global Growth & Income Fund
     Oppenheimer Asset Allocation Fund
     Oppenheimer Champion High Yield Fund
     Oppenheimer U.S. Government Trust
     Oppenheimer Intermediate Tax-Exempt Bond Fund
     Oppenheimer Main Street Income & Growth Fund
     Oppenheimer Cash Reserves (Class C shares are available only by exchange or by direct purchase by participants in the OppenheimerFunds proprietary 401(k) plan)
     Oppenheimer Strategic Diversified Income Fund
     Oppenheimer Limited-Term Government Fund
     Oppenheimer International Bond Fund

     Class A shares of OppenheimerFunds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of OppenheimerFunds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of OppenheimerFunds subject to a contingent deferred sales charge). Effective on or about August 1, 1995, if the Distributor receives, at the time of purchase, notice that shares of Oppenheimer Money Market Fund, Inc. are being purchased with the redemption proceeds of shares of other mutual funds (other than other money market funds) that are not part of the OppenheimerFunds family, those shares of Oppenheimer Money Market Fund may be exchanged for shares of other OppenheimerFunds at net asset value without paying a sales charge.

     Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the OppenheimerFunds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the OppenheimerFunds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other OppenheimerFunds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain, open an account in, and acknowledge receipt of a prospectus for, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

     The different OppenheimerFunds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for four business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).
If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.
Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held for 45 days or less. To the extent the Fund's dividends are derived from its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class
C dividends will also differ in amount as a consequence of any difference in net asset value between Class A, Class B and Class C shares.

     Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other OppenheimerFunds listed in "Reduced Sales Charges" above at net asset value without sales charge. As of the date of this Statement of Additional Information, not all of the OppenheimerFunds offer Class B or Class C shares. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About The Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

                              -----------------------------------------------------------------------------------------------------
                              Independent Auditors' Report
                              -----------------------------------------------------------------------------------------------------


                              The Board of Trustees and Shareholders of Oppenheimer Investment Grade Bond Fund:

                              We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Investment Grade Bond Fund as of December 31, 1994, the related statement
                              of operations for the year then ended, the statements of changes in net assets for the years ended
                              December 31, 1994 and 1993 and the financial highlights for the period January 1, 1991 to December
                              31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (except for total return) for the period
                              February 1, 1984 to December 31, 1990 were audited by other auditors whose report dated February
4,
                              1991, expressed an unqualified opinion on those financial highlights.

                                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Investment Grade Bond Fund at December 31,
                              1994, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                              /s/ Deloitte & Touche LLP
                              -------------------------
                              DELOITTE & TOUCHE LLP

                              Denver, Colorado
                              January 23, 1995

                             ------------------------------------------------------------------------------------------------------
                             Statement of Investments   December 31, 1994
                             ------------------------------------------------------------------------------------------------------
                                                                                                       Face            Market Value
                                                                                                       Amount          See Note 1

Short-Term Notes--14.9%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--2.4%
-----------------------------------------------------------------------------------------------------------------------------------
Food Wholesalers--2.4%       Tyson Foods, Inc., 6.10%, 1/4/95                                          $2,410,000      $  2,408,775
-----------------------------------------------------------------------------------------------------------------------------------
Energy--2.5%
-----------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated
  Domestic--2.5%             Burlington Resources, Inc., 6.30%, 1/17/95                                 2,500,000         2,493,000
-----------------------------------------------------------------------------------------------------------------------------------
Financial--3.2%
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Finance--0.7%    Ford Motor Credit Co., 5.80%, 1/9/95                                         555,000           555,000
                             ------------------------------------------------------------------------------------------------------
                             General Motors Acceptance Corp., 6.05%, 1/9/95                               120,000           119,839
                                                                                                                       ------------
                                                                                                                            674,839
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services:
Miscellaneous--2.5%          Countrywide Funding Corp., 6.30%, 1/6/95                                   2,500,000         2,497,812
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--6.8%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Companies--4.5%     Indiana & Michigan Power Co., 6.05%, 1/3/95                                2,040,000
2,039,314
                             ------------------------------------------------------------------------------------------------------
                             Texas Electric Services Co., 6.20%, 1/5/95                                 2,500,000         2,498,278
                                                                                                                       ------------
                                                                                                                          4,537,592
-----------------------------------------------------------------------------------------------------------------------------------
Telephone--2.3%              GTE Norwest, Inc., 5.88%, 1/13/95                                          2,340,000         2,335,414
                                                                                                                       ------------
                             Total Short-Term Notes (Cost $14,947,432)                                                   14,947,432
==========================================================
==========================================================
===============
Asset-Backed Securities--7.1%
-----------------------------------------------------------------------------------------------------------------------------------
Auto Loan--7.1%              Daimler-Benz Vehicle Trust, Series 1994-A, Cl. A, 5.95%, 12/15/00            827,697
814,537
                             ------------------------------------------------------------------------------------------------------
                             Ford Credit Grantor Trust, Series 1994-B, Cl. A, 7.30%, 10/15/99           1,458,742         1,447,933
                             ------------------------------------------------------------------------------------------------------
                             General Motors Acceptance Corp., Grantor Trust, Series 1992-E,
                             Cl. A, 4.75%, 8/15/97                                                        454,750           445,615
                             ------------------------------------------------------------------------------------------------------
                             Nissan Auto Receivables Grantor Trust, Series 1994-A,
                             Cl. A, 6.45%, 9/15/99                                                      2,241,045         2,202,567
                             ------------------------------------------------------------------------------------------------------
                             Select Auto Receivable Trust, Series 1991-2 Asset-Backed Certificates,
                             Cl. A, 7.65%, 7/15/96                                                        194,180           193,881
                             ------------------------------------------------------------------------------------------------------
                             World Omni Automobile Lease Securitization Trust, Series 1994-A,
                             Cl. A, 6.45%, 9/25/00                                                      2,000,000         1,967,360
                                                                                                                       ------------
                             Total Asset-Backed Securities (Cost $7,163,638)                                              7,071,893
==========================================================
==========================================================
===============
Mortgage-Backed Obligations--13.3%
-----------------------------------------------------------------------------------------------------------------------------------
Government Agency--11.3%
-----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--7.1%   Federal Home Loan Mortgage Corp., Certificates of Participation,
                             9%, 3/1/17                                                                   770,177           772,234
                             ------------------------------------------------------------------------------------------------------
                             Federal Home Loan Mortgage Corp., Certificates of Participation,
                             Series 17-039, 13.50%, 11/1/10                                                91,657           101,813
                             ------------------------------------------------------------------------------------------------------
                             Federal Home Loan Mortgage Corp., Certificates of Participation,
                             Series 17-094, 12.50%, 4/1/14                                                 50,645            55,629
                             ------------------------------------------------------------------------------------------------------
                             Federal Home Loan Mortgage Corp., Collateralized Mortgage Obligation
                             Gtd. Multiclass Certificates of Participation, 7.50%, 2/15/07              2,000,000         1,898,120
                             ------------------------------------------------------------------------------------------------------
                             Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation
                             Certificates, Series 1460, Cl. 1460-H, 7%, 5/15/07                         1,500,000         1,374,090
                             ------------------------------------------------------------------------------------------------------
                             Federal National Mortgage Assn., Gtd. Mtg. Pass-Through
                             Certificates, 8%, 8/1/17                                                   1,116,105         1,097,712
                             ------------------------------------------------------------------------------------------------------
                             Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
                             Pass-Through Certificates, Series 1993-191, Cl. PD, 5.40%, 4/25/04         1,500,000         1,365,300

                             5  Oppenheimer Investment Grade Bond Fund

                             ------------------------------------------------------------------------------------------------------
                             Statement of Investments   (Continued)
                             ------------------------------------------------------------------------------------------------------

                                                                                                       Face            Market Value
                                                                                                       Amount          See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored
(continued)                  Federal National Mortgage Assn., Interest-Only Collateralized Mortgage
                             Obligation Gtd. Real Estate Mortgage Investment Conduit Pass-Through
                             Certificates, Trust 1992 G-57, Cl. SA, 44.60%, 10/25/22(1)                $  568,843      $    443,698
                                                                                                                       ------------
                                                                                                                          7,108,596

-----------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed:--4.2%       Government National Mortgage Assn.:
                             10%, 11/15/09                                                                595,139           622,481
                             12%, 1/15/99                                                                  24,402            25,944
                             12%, 1/15/99                                                                  66,980            71,210
                             12%, 5/15/14                                                                   2,184             2,423
                             12.75%, 6/15/15                                                               44,137            49,704
                             15%, 2/15/12                                                                  26,167            30,505
                             8%, 10/15/05                                                                 243,215           239,689
                             8%, 10/15/06                                                                 377,529           371,447
                             8%, 6/15/05                                                                  125,505           123,686
                             8%, 6/15/05                                                                   97,196            95,787
                             8%, 6/15/05                                                                  132,000           130,087
                             8%, 7/15/05                                                                  222,830           219,600
                             8%, 7/15/05                                                                  326,463           321,730
                             8%, 7/15/05                                                                  109,149           107,567
                             8%, 7/15/06                                                                  167,313           164,618
                             8%, 7/15/06                                                                  216,029           212,549
                             8%, 8/15/05                                                                  135,305           133,344
                             8%, 8/15/05                                                                  146,311           144,190
                             8%, 9/15/05                                                                  309,653           305,163
                             8%, 9/15/05                                                                  158,612           156,312
                             9%, 2/15/09                                                                   22,973            23,335
                             9%, 2/15/09                                                                  234,544           238,238
                             9%, 3/15/09                                                                  167,088           169,720
                             9%, 3/15/09                                                                   25,494            25,896
                             9%, 5/15/09                                                                   28,368            28,815
                             9%, 6/15/09                                                                  159,386           161,897
                                                                                                                       ------------
                                                                                                                          4,175,937

-----------------------------------------------------------------------------------------------------------------------------------
Other--2.0%                  JHM Acceptance Corp., 8.96% Collateralized Mortgage Obligation Bonds,
                             Series E, Cl. E-6, 4/1/19                                                  2,000,000         2,008,900
                                                                                                                       ------------
                             Total Mortgage-Backed Obligations (Cost $14,177,957)                                        13,293,433


U.S. Government Obligations--43.8%
-----------------------------------------------------------------------------------------------------------------------------------
Agency--3.8%
-----------------------------------------------------------------------------------------------------------------------------------
Government Agency/
Full Faith--3.8%             Allentown, Pennsylvania, U.S. Government Gtd. Nts.,
                             Series A, 8.74%, 8/1/01                                                       65,000            66,092
                             ------------------------------------------------------------------------------------------------------
                             Babylon, New York, U.S. Government Gtd. Nts.,
                             Series A, 5.93%, 8/1/99                                                      115,000           104,767
                             ------------------------------------------------------------------------------------------------------
                             Bakersfield, California, U.S. Government Gtd. Nts.,
                             Series A, 5.93%, 8/1/99                                                      255,000           232,311
                             ------------------------------------------------------------------------------------------------------
                             Boston, Massachusetts, U.S. Government Gtd. Nts.,
                             Series A, 5.93%, 8/1/99                                                      795,000           724,262
                             ------------------------------------------------------------------------------------------------------
                             Buena Vista Township, New Jersey, U.S. Government Gtd. Nts.,
                             Series A, 5.93%, 8/1/99                                                      270,000           245,976




                             6  Oppenheimer Investment Grade Bond Fund

                             ------------------------------------------------------------------------------------------------------

                             ------------------------------------------------------------------------------------------------------

                                                                                                       Face            Market Value
                                                                                                       Amount          See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Government Agency/
Full Faith (continued)       Buffalo, New York, U.S. Government Gtd. Nts.,
                             Series A, 5.93%, 8/1/99                                                   $  400,000      $    364,409
                             ------------------------------------------------------------------------------------------------------
                             Detroit, Michigan, U.S. Government Gtd. Nts.,
                             Series A, 5.93%, 8/1/99                                                      405,000           368,964
                             ------------------------------------------------------------------------------------------------------
                             Fajardo, Puerto Rico, U.S. Government Gtd. Nts.,
                             Series A, 8.74%, 8/1/01                                                      300,000           305,042
                             ------------------------------------------------------------------------------------------------------
                             New Haven, Connecticut, U.S. Government Gtd. Nts.,
                             Series A, 8.74%, 8/1/01                                                      400,000           406,722
                             ------------------------------------------------------------------------------------------------------
                             Roanoke, Virginia, U.S. Government Gtd. Nts.,
                             Series A, 5.93%, 8/1/99                                                      220,000           200,425
                             ------------------------------------------------------------------------------------------------------
                             Sacramento County, California Redevelopment Agency U.S. Government
                             Gtd. Nts., Series 94A, 5.93%, 8/1/99                                         240,000           218,390
                             ------------------------------------------------------------------------------------------------------
                             Tacoma, Washington, U.S. Government Gtd. Nts.,
                             Series 94A, 5.93%, 8/1/99                                                    165,000           150,319
                             ------------------------------------------------------------------------------------------------------
                             Trenton, New Jersey, U.S. Government Gtd. Nts.,
                             Series A, 5.93%, 8/1/99                                                      135,000           122,988
                             ------------------------------------------------------------------------------------------------------
                             Tujillo Alto, Puerto Rico, U.S. Government Gtd. Nts.,
                             Series A, 8.74%, 8/1/01                                                      235,000           238,949
                                                                                                                       ------------
                                                                                                                          3,749,616

-----------------------------------------------------------------------------------------------------------------------------------
Treasury--40.0%              U.S. Treasury Bonds:
                             7.125%, 2/15/23                                                            4,000,000         3,638,748
                             7.25%, 8/15/22                                                             4,900,000         4,521,778
                             7.875%, 2/15/21                                                              900,000           888,188
                             8%, 11/15/21                                                               2,000,000         2,006,874
                             ------------------------------------------------------------------------------------------------------
                             U.S. Treasury Notes:
                             6.375%, 8/15/02                                                            2,750,000         2,519,687
                             7%, 4/15/99                                                               10,700,000        10,372,312
                             7.25%, 8/15/04                                                            10,000,000         9,600,000
                             8.50%, 7/15/97                                                             6,400,000         6,504,000
                                                                                                                       ------------
                                                                                                                         40,051,587
                                                                                                                       ------------
                             Total U.S. Government Obligations (Cost $47,152,705)                                        43,801,203


Foreign Government
Obligations--0.9%            Iceland (Republic of) Nts., 6.125%, 2/1/04 (Cost $989,168)                 1,000,000           857,030


Corporate Bonds and Notes--29.0%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--5.5%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.4%              Imcera Group, Inc., 6% Nts., 10/15/03                                        500,000           424,747
-----------------------------------------------------------------------------------------------------------------------------------
Metals--3.5%                 AMAX, Inc., 9.875% Nts., 6/13/01                                           1,000,000         1,041,957
                             ------------------------------------------------------------------------------------------------------
                             Newmont Mining Corp., 8.625% Nts., 4/1/02                                  1,000,000           985,022
                             ------------------------------------------------------------------------------------------------------
                             Teck Corp., 8.70% Debs., 5/1/02                                            1,500,000         1,479,052
                                                                                                                       ------------
                                                                                                                          3,506,031

-----------------------------------------------------------------------------------------------------------------------------------
Paper and Forest
Products--1.6%               Georgia-Pacific Corp., 9.95% Debs., 6/15/02                                1,500,000         1,600,647
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--3.0%
-----------------------------------------------------------------------------------------------------------------------------------
Automotive--1.1%             Chrysler Corp., 10.40% Nts., 8/1/99                                        1,000,000         1,048,078
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Goods and
Services--1.0%               Toro Co. (The), 11% Debs., 8/1/17                                          1,000,000         1,041,250
-----------------------------------------------------------------------------------------------------------------------------------
Media--0.9%                  News America Holdings, Inc., 7.50% Gtd. Sr. Nts., 3/1/00                   1,000,000           945,495
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--2.0%
-----------------------------------------------------------------------------------------------------------------------------------
Food--1.0%                   Wendy's International, Inc., 12.125% Debs., 4/1/95                         1,000,000         1,010,211
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare--1.0%             Baxter International, Inc., 9.25% Nts., 9/15/96                            1,000,000         1,018,178




                             7  Oppenheimer Investment Grade Bond Fund

                             ------------------------------------------------------------------------------------------------------
                             Statement of Investments   (Continued)
                             ------------------------------------------------------------------------------------------------------

                                                                                                       Face            Market Value
                                                                                                       Amount          See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Energy--4.5%                 Enron Corp., 8.10% Nts., 12/15/96                                         $1,500,000      $  1,499,236
                             ------------------------------------------------------------------------------------------------------
                             Union Oil Co. of California, 8.75% Nts., 8/15/01                           1,500,000         1,517,873
                             ------------------------------------------------------------------------------------------------------
                             Union Oil Co. of California, 9.625% Gtd. Debs., 5/15/95                    1,500,000         1,513,434
                                                                                                                       ------------
                                                                                                                          4,530,543

-----------------------------------------------------------------------------------------------------------------------------------
Financial--5.9%              Ford Motor Credit Co., 9.90% Med.-Term Nts., 11/6/97                       2,000,000
2,057,252
                             ------------------------------------------------------------------------------------------------------
                             Goldman Sachs Group, LP, 6.20% Nts., 2/15/01                               1,500,000         1,312,969
                             ------------------------------------------------------------------------------------------------------
                             Leucadia National Corp., 7.75% Sr. Nts., 8/15/13                           2,000,000         1,757,329
                             ------------------------------------------------------------------------------------------------------
                             PaineWebber Group, Inc., 6.50% Nts., 11/1/05                               1,000,000           794,856
                                                                                                                       ------------
                                                                                                                          5,922,406

-----------------------------------------------------------------------------------------------------------------------------------
Industrial--3.8%
-----------------------------------------------------------------------------------------------------------------------------------
General Industrial--1.0%     Thomas & Betts Corp., 8.25% Sr. Nts., 1/15/04                              1,000,000           976,858
-----------------------------------------------------------------------------------------------------------------------------------
Transportation--2.8%         AMR Corp., 9% Debs., 8/1/12                                                1,500,000         1,353,010
                             ------------------------------------------------------------------------------------------------------
                             United Air Lines, Inc., 10.11% Equipment Trust Certificates,
                             Series 91B, 2/19/06                                                        1,449,687         1,409,815
                                                                                                                       ------------
                                                                                                                          2,762,825

-----------------------------------------------------------------------------------------------------------------------------------
Technology--3.3%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--3.3%      McDonnell Douglas Corp., 9.25% Nts., 4/1/02                                2,750,000
2,812,540
                             ------------------------------------------------------------------------------------------------------
                             Textron, Inc., 9.55% Med.-Term Nts., 3/19/01                                 500,000           525,255
                                                                                                                       ------------
                                                                                                                          3,337,795

-----------------------------------------------------------------------------------------------------------------------------------
Utilities--1.0%              Tenaga Nasional Berhad, 7.875% Nts., 6/15/04(2)                            1,000,000           951,846
                                                                                                                       ------------
                             Total Corporate Bonds and Notes (Cost $30,473,758)                                          29,076,910

                                                                                                       Shares

Common Stocks--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Food Processing--0.0%        Doskocil Cos., Inc. (Cost $0)                                                  1,761            13,208
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $114,904,658)                                                             109.0%      109,061,109
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                        (9.0)       (8,970,361)
                                                                                                       ----------      ------------
Net Assets                                                                                                  100.0%     $100,090,748
                                                                                                       ==========
============

                             1. Interest rate resets monthly, inversely related to LIBOR. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities are subject to the risk of accelerated principal paydowns as interest rates decline. The principal amount represents the notional amount on which current interest is calculated.
                             2. Restricted security--See Note 6 of Notes to Financial Statements.

                             See accompanying Notes to Financial Statements.


                              8  Oppenheimer Investment Grade Bond Fund

                             ------------------------------------------------------------------------------------------------------
                             Statement of Assets and Liabilities   December 31, 1994
                             ------------------------------------------------------------------------------------------------------


Assets                       Investments, at value (cost $114,904,658)--see accompanying statement                    $109,061,109
                             ------------------------------------------------------------------------------------------------------
                             Receivables:
                             Interest and principal paydowns                                                             1,694,107
                             Shares of beneficial interest sold                                                            202,489
                             ------------------------------------------------------------------------------------------------------
                             Other                                                                                          55,797
                                                                                                                      ------------
                             Total assets                                                                              111,013,502


Liabilities                  Bank overdraft                                                                                 57,356
                             ------------------------------------------------------------------------------------------------------
                             Payables and other liabilities:
                             Investments purchased                                                                       9,823,047
                             Dividends                                                                                     646,989
                             Shares of beneficial interest redeemed                                                        258,588
                             Distribution and service plan fees--Note 4                                                     65,541
                             Deferred trustee fees--Note 5                                                                  18,086
                             Other                                                                                          53,147
                                                                                                                      ------------
                             Total liabilities                                                                          10,922,754


Net Assets                                                                                                            $100,090,748
                                                                                                                      ============


Composition of
Net Assets                   Paid-in capital                                                                          $110,009,506
                             ------------------------------------------------------------------------------------------------------
                             Undistributed (overdistributed) net investment income                                        (204,894)
                             ------------------------------------------------------------------------------------------------------
                             Accumulated net realized gain (loss) from investment transactions                          (3,870,315
                             ------------------------------------------------------------------------------------------------------
                             Net unrealized appreciation (depreciation) on investments--Note 3                          (5,843,549)
                                                                                                                     -------------
                             Net assets                                                                               $100,090,748
                                                                                                                     =============


Net Asset Value
Per Share                    Class A Shares:
                             Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
                             $96,639,607 and 9,653,273 shares of beneficial interest outstanding)                           $10.01
                             Maximum  offering price per share (net asset value plus sales charge of 4.75% of
                             offering price)                                                                                $10.51
                             ------------------------------------------------------------------------------------------------------
                             Class B Shares:
                             Net asset value,  redemption  price and  offering  price per share (based on net
                             assets of $3,451,141 and 344,660  shares of beneficial  interest  outstanding)                 $10.01


                             See accompanying Notes to Financial Statements.


                             9  Oppenheimer Investment Grade Bond Fund

                             ------------------------------------------------------------------------------------------------------
                             Statement of Operations   For the Year Ended December 31, 1994
                             ------------------------------------------------------------------------------------------------------


Investment Income            Interest                                                                                  $ 7,667,379

Expenses                     Management fees--Note 4                                                                       522,205
                             ------------------------------------------------------------------------------------------------------
                             Distribution and service plan fees:
                             Class A--Note 4                                                                               247,136
                             Class B--Note 4                                                                                26,383
                             ------------------------------------------------------------------------------------------------------
                             Transfer and shareholder servicing agent fees--Note 4                                         184,806
                             ------------------------------------------------------------------------------------------------------
                             Shareholder reports                                                                            80,889
                             ------------------------------------------------------------------------------------------------------
                             Legal and auditing fees                                                                        13,761
                             ------------------------------------------------------------------------------------------------------
                             Trustees' fees and expenses                                                                    12,864
                             ------------------------------------------------------------------------------------------------------
                             Custodian fees and expenses                                                                    12,743
                             ------------------------------------------------------------------------------------------------------
                             Registration and filing fees:
                             Class A                                                                                           162
                             Class B                                                                                           603
                             ------------------------------------------------------------------------------------------------------
                             Other                                                                                          28,219
                                                                                                                       -----------
                             Total expenses                                                                              1,129,771


Net Investment Income (Loss)                                                                                             6,537,608


Realized and Unrealized Gain
(Loss) on Investments        Net realized gain (loss) on investments                                                    (2,274,518)
                             ------------------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation or depreciation on investments                       (8,559,673)
                                                                                                                       -----------
                             Net realized and unrealized gain (loss) on investments                                    (10,834,191)


Net Increase (Decrease) in Net Assets Resulting From Operations                                                        $(4,296,583)
                                                                                                                       ===========


                             See accompanying Notes to Financial Statements.


                             10  Oppenheimer Investment Grade Bond Fund

                             ------------------------------------------------------------------------------------------------------
                             Statements of Changes in Net Assets
                             ------------------------------------------------------------------------------------------------------

                                                                                                       Year Ended December 31,
                                                                                                       1994            1993

Operations                   Net investment income (loss)                                              $6,537,608      $  6,955,080
                             ------------------------------------------------------------------------------------------------------
                             Net realized gain (loss) on investments                                   (2,274,518)        3,772,429
                             ------------------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation or depreciation on investments      (8,559,673)           22,233
                                                                                                      ------------     ------------
                             Net increase (decrease) in net assets resulting from operations           (4,296,583)       10,749,742


Dividends and Distributions
To Shareholders              Dividends from net investment income:
                             Class A ($.6539 and $.707 per share, respectively)                        (6,381,575)       (7,067,709)
                             Class B ($.5754 and $.42 per share, respectively)                           (156,032)          (33,652)
                             ------------------------------------------------------------------------------------------------------
                             Dividends in excess of net investment income:
                             Class A ($.0306 per share)                                                  (298,880)             --
                             Class B ($.027 per share)                                                     (7,308)             --


Beneficial Interest
Transactions                 Net increase (decrease) in net assets resulting from
                             Class A beneficial interest transactions--Note 2                          (3,255,547)          802,199
                             ------------------------------------------------------------------------------------------------------
                             Net increase (decrease) in net assets resulting from
                             Class B beneficial interest transactions--Note 2                           1,918,288         1,828,205


Net Assets                   Total increase (decrease)                                                 (12,477,637)       6,278,785
                             ------------------------------------------------------------------------------------------------------
                             Beginning of period                                                       112,568,385      106,289,600
                                                                                                      ------------     ------------
                             End of period (including overdistributed net investment
                             income of $204,894 and $56,074, respectively)                            $100,090,748     $112,568,385
                                                                                                 ============ ============



                             See accompanying Notes to Financial Statements.


                             11  Oppenheimer Investment Grade Bond Fund

                                -----------------------------------------------------------------------------------
                                Financial Highlights
                                -----------------------------------------------------------------------------------
                                Class A
                                -----------------------------------------------------------------------------------
                                                                                                             Eleven
                                                                                                             Months
                                                                                                             Ended
                                Year Ended December 31,                                                      Dec. 31,
                                1994         1993         1992         1991(3)     1990         1989         1988(2)

Per Share Operating Data:
Net asset value, beginning
of period                       $11.12       $10.74       $10.80       $ 9.86      $10.29       $10.12       $10.55
-------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income              .65          .69          .75          .82         .88(4)       .92          .93
Net realized and
unrealized gain (loss)
on investments                   (1.08)         .40         (.05)         .90        (.43)         .19         (.36)
                               -------      -------      -------      -------      ------      -------      -------
Total income (loss) from
investment operations             (.43)        1.09          .70         1.72         .45         1.11          .57
-------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net
investment income                 (.65)        (.71)        (.76)        (.78)       (.88)        (.94)       (1.00)
Dividends in excess of net
investment income                 (.03)        --           --           --          --           --           --
                               -------      -------      -------      -------      ------      -------      -------
Total dividends to
shareholders                      (.68)        (.71)        (.76)        (.78)       (.88)        (.94)       (1.00)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $ 10.01      $ 11.12      $ 10.74      $ 10.80      $ 9.86      $ 10.29      $ 10.12
    =======    =======    =======      =======      ======     =======     =======


Total Return, at Net
Asset Value(5)                   (3.87)%      10.30%        6.77%       18.28%       4.74%       11.31%        4.48%


Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                 $96,640     $110,759     $106,290      $90,623     $87,021      $96,380     $102,293
-------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                $102,168     $111,702     $ 98,672      $86,471    $ 90,065     $100,891     $111,264
-------------------------------------------------------------------------------------------------------------------
Number of shares
outstanding at end of
period (in thousands)            9,653        9,963        9,899        8,390       8,829        9,369       10,108
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income             6.25%        6.20%        7.00%        8.02%       8.85%        8.85%        8.75%
Expenses                          1.06%        1.06%        1.10%        1.23%       1.24%(4)     1.14%        1.05%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)       70.3%       110.1%       116.4%        97.1%       80.4%        41.3%        45.0%

                                ------------------------------------------------------------------------
                                Financial Highlights (continued)
                                ------------------------------------------------------------------------
                                Class A (continued)                                             Class B
                                --------------------------------------------------------------  --------
                                                                                   Year         Period
                                                                                   Ended        Ended
                               Year Ended January 31,                              Dec. 31,     Dec. 31,
                               1988(2)       1987(2)     1986(2)      1985(2)      1994         1993(1)

Per Share Operating Data:
Net asset value, beginning
of period                      $ 11.30      $ 11.16      $ 10.91      $ 11.00      $ 11.11      $ 11.10
-------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income             1.09         1.16         1.22         1.27          .58          .40
Net realized and
unrealized gain (loss)
on investments                    (.55)         .22          .35         (.04)       (1.08)         .03
                               -------      -------      -------      -------      -------      -------
Total income (loss) from
investment operations              .54         1.38         1.57         1.23         (.50)         .43
-------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net
investment income                (1.29)       (1.24)       (1.32)       (1.32)        (.57)        (.42)
Dividends in excess of net
investment income                 --           --           --           --           (.03)        --
                               -------      -------      -------      -------      -------      -------
Total dividends to
shareholders                     (1.29)       (1.24)       (1.32)       (1.32)        (.60)        (.42)
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $ 10.55      $ 11.30      $ 11.16      $ 10.91      $ 10.01      $ 11.11
                               =======      =======      =======      =======      =======
=======


Total Return, at Net
Asset Value(5)                  N/A          N/A          N/A          N/A           (4.53)%       3.91%


Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                $118,568     $125,513     $121,979     $117,293       $3,451       $1,809
-------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                $118,724     $123,045     $118,253     $111,235       $2,747       $  922
-------------------------------------------------------------------------------------------------------
Number of shares
outstanding at end of
period (in thousands)           11,234       11,103       10,930       10,751          345          163
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income            10.28%       10.45%       11.26%       12.21%        5.53%        4.80%(6)
Expenses                           .98%         .93%         .97%        1.01%        1.78%        1.90%(6)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)       19.5%        59.8%        36.5%        76.7%        70.3%       110.1%

                              1. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

                              2. Operating results prior to April 15, 1988 were achieved by the Fund's predecessor corporation as a closed-end fund under different investment objectives and policies. Such results are thus not necessarily representative of operating results the Fund may achieve under its current investment objectives and policies.

                              3. On March 28, 1991, Oppenheimer Management Corporation became the investment advisor to the
Fund.

                              4. Net investment income would have been $.87 absent the voluntary expense limitation, resulting in an expense ratio of 1.26%.

                              5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
                              Sales charges are not reflected in the total returns.

                              6. Annualized.

                              7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1994 were $67,852,873 and $67,362,839, respectively.

                              See accompanying Notes to Financial Statements.

                              12 Oppenheimer Investment Grade Bond Fund

                              -----------------------------------------------------------------------------------------------------
                              Notes to Financial Statements
                              -----------------------------------------------------------------------------------------------------

1. Significant
Accounting Policies           Oppenheimer Investment Grade Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity
Funds,
                              a diversified, open-end management investment company registered under the Investment Company Act of
                              1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the
Manager).
                              The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
                              -----------------------------------------------------------------------------------------------------
                              Investment Valuation. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of
                              Trustees. Long-term debt securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.
                              Short-term debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued at the closing price on the London foreign exchange market on
a
                              daily basis. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked prices.
                              If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.
                              -----------------------------------------------------------------------------------------------------
                              Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
                              -----------------------------------------------------------------------------------------------------
                              Federal Income Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue
                              Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
                              Therefore, no federal income tax provision is required. At December 31, 1994, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $3,738,000,
                              $442,000 of which will expire in 1997, $958,000 in 1998 and $2,338,000 in 2002.
                              -----------------------------------------------------------------------------------------------------
                              Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class
                              B shares from net investment income each day the New York Stock Exchange is open for business and pay
                              such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
                              -----------------------------------------------------------------------------------------------------
                              Change in Accounting for Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective January 1,
                              1994, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement
                              Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.
As
                              a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, subsequent to December 31, 1993, amounts have been reclassified to reflect a decrease in paid-in capital of $29,803, an increase in undistributed net investment income of $42,134, and an increase in undistributed capital loss on investments of $12,331. During the year ended December 31, 1994, in accordance with Statement of Position 93-2, undistributed net investment income was increased by $115,233 and undistributed capital loss on investments was increased by the same amount.



                              13 Oppenheimer Investment Grade Bond Fund

                              -----------------------------------------------------------------------------------------------------
                              Notes to Financial Statements (Continued)
                              -----------------------------------------------------------------------------------------------------


1. Significant
Accounting Policies
(continued)                   Other. Investment transactions are accounted for on the date the investments are purchased or sold
                              (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


2. Shares of
Beneficial Interest           The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
                                                          Year Ended December 31, 1994            Year Ended December 31, 1993(1)
                                                          ----------------------------            ---------------------------------
                                                          Shares           Amount                 Shares           Amount
                              -----------------------------------------------------------------------------------------------------
                              Class A:
                              Sold                         1,071,379       $ 11,256,317            2,953,788       $ 33,325,053
                              Dividends reinvested           323,100          3,353,309              259,953          2,897,712
                              Redeemed                    (1,704,508)       (17,865,173)          (3,149,098)       (35,420,566)
                                                           ---------       ------------            ---------       ------------
                              Net increase (decrease)       (310,029)      $ (3,255,547)              64,643       $    802,199
                                                           =========       ============            =========
     ============
                              -----------------------------------------------------------------------------------------------------
                              Class B:
                              Sold                           293,817       $  3,089,618              195,606       $  2,198,191
                              Dividends reinvested            11,974            123,504                2,293             25,726
                              Redeemed                      (123,969)        (1,294,834)             (35,061)          (395,712)
                                                           ---------       ------------            ---------       ------------
                              Net increase                   181,822       $  1,918,288              162,838       $  1,828,205
                                                           =========       ============            =========
     ============

                              1. For the year ended December 31, 1993 for Class A shares and for the period from May 1, 1993
                              (inception of offering) to December 31, 1993 for Class B shares.


3. Unrealized Gains and
Losses on Investments         At December 31, 1994, net unrealized depreciation on investments of $5,843,549 was composed of gross
                              appreciation of $404,576, and gross depreciation of $6,248,125.


4. Management Fees
And Other Transactions
With Affiliates               Management fees paid to the Manager were in accordance with the investment advisory agreement with
                              the Fund which provides for an annual fee of .50% on the first $100 million of net assets with a reduction of .05% on each $200 million thereafter, to .35% on net assets in excess of $500 million.
                              The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                                   For the year ended December 31, 1994, commissions (sales charges paid by investors) on sales of
                              Class A shares totaled $143,088, of which $67,090 was retained by Oppenheimer Funds Distributor,
Inc.
                              (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer.
                              During the year ended December 31, 1994, OFDI received contingent deferred sales charges of $8,916 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                                   Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

                                   Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to
                              OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the year ended December 31, 1994, OFDI paid $154,100 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses and retained
                              $27,341 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.


                              14 Oppenheimer Investment Grade Bond Fund


5. Deferred Trustee
Compensation                  A former trustee elected to defer receipt of fees earned. These deferred fees earn interest at a rate determined by the current Board of Trustees at the beginning of each calendar year, compounded each quarter-end. As of December 31, 1994, the Fund was incurring interest at a rate of 5.22% per annum.
                              Deferred fees are payable in annual installments, with accrued interest, each April 1 through 1995.


6. Restricted
Securities                    The Fund owns securities purchased in private placement transactions, without registration under the
                              Securities Act of 1933 (the Act). The securities are valued under methods approved by the Board of
                              Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets
                              (determined at the time of purchase) in restricted and illiquid securities, excluding securities eligible for resale pursuant to rule 144A of the Act that are determined to be liquid by the Board of
                              Trustees or by the Manager under Board-approved guidelines.

                                                                                                                Valuation Per Unit
                              Security                                      Acquisition Date    Cost Per Unit   of December 31, 1994
                              -----------------------------------------------------------------------------------------------------

                              Tenaga Nasional Berhad 7.875% Nts., 6/15/04(1)            9/27/94        $96.79                $95.18

                              1. Transferable under Rule 144A of the Act.


Appendix A: Description of Securities Ratings

Description of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") commercial paper, note and bond ratings:

Commercial Paper Ratings

Standard & Poor's commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A-l" and "A-2" categories are described as follows:

"A" - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

"A-l" - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

"A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-l."

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by many of the following characteristics:

     -  Leading market positions in well-established industries.

     -  High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's ratings for Municipal Notes due in three years or less are:

     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2:     Satisfactory capacity to pay principal and interest.

Bond Ratings

Standard & Poor's describes its ratings for corporate bonds as follows:

AAA: Debt rated "AAA" has the highest rating assigned by Standard &
     Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in a small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds rated "A."

BB, B, CCC, CC:

     Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D:

     Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's describes its corporate bond ratings as follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.
     Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                  Appendix B:  Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Transmission
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202-4918

                       OPPENHEIMER INTEGRITY FUNDS

                                FORM N-1A

                                 PART C

                            OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------
     (a)  Financial Statements:

        1. Financial Highlights (See Parts A and B, Prospectus and Statement of Additional Information): Filed herewith.

        2. Independent Auditors' Reports (See Part B, Statement of Additional Information): Filed herewith.

        3. Statements of Investments (See Part B, Statement of Additional Information): Filed herewith.

        4. Statements of Assets and Liabilities (See Part B, Statement of Additional Information): Filed herewith.

        5.     Statements of Operations (See Part B, Statement of
Additional Information): Filed herewith.

        6. Statements of Changes in Net Assets (See Part B, Statement of Additional Information): Filed herewith.

        7. Notes to Financial Statements (See Part B, Statement of Additional Information): Filed herewith.

     (b)  Exhibits:
        --------
          1. Amended and Restated Declaration of Trust dated June 26, 1995: Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95, and incorporated herein by reference.

          2. Registrant's By-Laws dated 6/25/91: Filed with Registrant's Post-Effective Amendment No. 16, 5/1/92, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Post-Effective Amendment No. 23, 4/28/95, and incorporated herein by reference.

          3.   Not applicable.

          4.   (i)    Specimen Class A Share Certificate for Oppenheimer
Value Stock Fund: Filed with Registrant's Post-Effective Amendment No. 20, 4/29/94, and incorporated herein by reference.

               (ii) Specimen Class B Share Certificate for Oppenheimer Value Stock Fund: Filed with Registrant's Post-Effective Amendment No. 20, 4/29/94, and incorporated herein by reference.

               (iii) Specimen Class C Share Certificate for Oppenheimer Value Stock Fund: Filed with Registrant's Post-Effective Amendment No. 26, 8/1/95, and incorporated herein by reference.

               (iv) Specimen Class A Share Certificate for Oppenheimer Bond Fund: Filed herewith.

               (v) Specimen Class B Share Certificate for Oppenheimer Bond Fund: Filed herewith.

               (vi) Specimen Class C Share Certificate for Oppenheimer Bond Fund: Filed herewith.

          5.   (i)    Investment Advisory Agreement dated 7/10/95 for
Oppenheimer Bond Fund: Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95, and incorporated herein by reference.

               (ii) Investment Advisory Agreement dated 3/28/91 for Oppenheimer Value Stock Fund: Filed with Registrant's Post-Effective Amendment No. 16, 5/1/92, and incorporated herein by reference.

               (iii) Investment Sub-Advisory Agreement dated 4/23/93 for Oppenheimer Value Stock Fund: Filed with Registrant's Post-Effective Amendment No. 18, 4/30/93, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Post-Effective Amendment No. 23, 4/28/95, and incorporated herein by reference.

               (iv) Letter dated 12/16/92 concerning temporary delegation of duties to manage Oppenheimer Value Stock Fund: Filed with Registrant's Post-Effective Amendment No. 18, 4/30/93, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Post-Effective Amendment No. 23, 4/28/95, and incorporated herein by reference.

               (v) Unconditional Guarantee Agreement dated 1/1/93 by Massachusetts Mutual Life Insurance Company to Oppenheimer Value Stock Fund of Concert Capital Management, Inc.'s performance: Filed with Registrant's Post-Effective Amendment No. 18, 4/30/93, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Post-Effective Amendment No. 23, 4/28/95, and incorporated herein by reference.

          6.   (i)    General Distributor's Agreement dated 10/13/92:
Filed with Registrant's Post-Effective Amendment No. 17, 2/26/93, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Post-Effective Amendment No. 23, 4/28/95, and incorporated herein by reference.

               (ii)   Form of Oppenheimer Funds Distributor, Inc. Dealer
Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iii)  Form of Oppenheimer Funds Distributor, Inc. Broker
Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iv)   Form of Oppenheimer Funds Distributor, Inc. Agency
Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (v)    Broker Agreement between Oppenheimer Funds
Distributor, Inc. and Newbridge Securities, Inc. dated 10/1/86: Filed with Post-Effective Amendment No. 25 to the Registration Statement of
Oppenheimer Growth Fund (Reg. No. 2-45272), 11/1/86, and refiled with Post-Effective Amendment No. 45 to the Registration Statement of
Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          7.   Not applicable.

          8. Custody Agreement dated 11/12/92, between the Registrant and The Bank of New York: Filed with Registrant's Post-Effective Amendment No. 17, 2/26/93, and refiled with Post-Effective Amendment No. 23, 4/28/95 pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          9.   Not applicable.

          10. Opinion and Consent of Counsel dated 2/11/91: Incorporated herein by reference to Registrant's Rule 24f-2 Notice filed on 2/19/91.

          11.  Independent Auditors' Consent: Filed herewith.

          12.  Not applicable.

          13.  Not applicable.

          14.  (i)    Form of Individual Retirement Account Trust
Agreement: Filed as Exhibit 14 of Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

               (ii) Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations: Filed with Post-Effective Amendment No. 3 of Oppenheimer Global Growth & Income Fund (File No. 33-33799), 1/31/92, and refiled with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Global Growth & Income Fund (Reg. No. 33-33799), 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

               (iii) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations:
Filed with Post-Effective Amendment No. 47 to the Registration Statement of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

               (iv) Form of Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 42 to the Registration Statement of
Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

               (v)    Form of SAR-SEP Simplified Employee Pension IRA:
Filed with Registrant's Post-Effective Amendment No. 19, 3/1/94, and incorporated herein by reference.

          15.  (i)    Service Plan and Agreement under Rule 12b-1 of the
Investment Company Act of 1940 for Class A shares of Oppenheimer
Investment Grade Bond Fund dated 6/22/93: Filed with Registrant's Post-Effective Amendment No. 19, 3/1/94, and incorporated herein by reference.

               (ii) Service Plan and Agreement under Rule 12b-1 of the Investment Company Act of 1940 for Class A shares of Oppenheimer Value Stock Fund dated 6/22/93: Filed with Registrant's Post-Effective Amendment No. 19, 3/1/94, and incorporated herein by reference.

               (iii) Distribution and Service Plan and Agreement under Rule 12b-1 of the Investment Company Act of 1940 for Class B shares of Oppenheimer Bond Fund dated 7/10/95: Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95, and incorporated herein by reference.

               (iv) Distribution and Service Plan and Agreement under Rule 12b-1 of the Investment Company Act of 1940 for Class B shares of Oppenheimer Value Stock Fund dated 6/22/93: Filed with Registrant's Post-Effective Amendment No. 19, 3/1/94, and incorporated herein by reference.

               (v) Distribution and Service Plan and Agreement under Rule 12b-1 of the Investment Company Act of 1940 for Class C Shares of Oppenheimer Bond Fund dated 7/10/95: Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95 and incorporated herein by reference.

               (vi) Distribution and Service Plan and Agreement under Rule 12b-1 of the Investment Company Act of 1940 for Class C shares of Oppenheimer Value Stock dated 8/29/95: Filed with Registrant's Post-Effective Amendment No. 26, 8/1/95, and incorporated herein by reference.

          16.  (i)    Performance Computation Schedule for Oppenheimer
Value Stock Fund: Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95 and incorporated herein by reference.

               (ii) Performance Computation Schedule for Oppenheimer Bond Fund (formerly "Oppenheimer Investment Grade Bond Fund"): Filed with Registrant's Post-Effective Amendment No. 25, 7/10/95 and incorporated herein by reference.

          17.  (i)    Financial Data Schedule for Class A Shares of
Oppenheimer Bond Fund (formerly Oppenheimer Investment Grade Bond Fund"):
Filed herewith.

               (ii) Financial Data Schedule for Class B Shares of Oppenheimer Bond Fund (formerly Oppenheimer Investment Grade Bond Fund"):
Filed herewith.

               (iii) Financial Data Schedule for Class A Shares of Oppenheimer Value Stock Fund: Filed herewith.

               (iv) Financial Data Schedule for Class B Shares of Oppenheimer Value Stock Fund: Filed herewith.

               --  Powers of Attorney and Certified Board Resolution:
Filed with Registrant's Post-Effective Amendment No. 19, 3/1/94, and incorporated herein by reference.

Item 25.  Persons Controlled by or Under Common Control with Registrant
--------  -------------------------------------------------------------
     None

Item 26.  Number of Holders of Securities
--------  -------------------------------

                                             Number of
                                             Record Holders as
Title of Class                               of September 25, 1995
--------------                               ---------------------
Oppenheimer Bond Fund
  Class A Shares of Beneficial Interest        11,163
  Class B Shares of Beneficial Interest         1,580
  Class C Shares of Beneficial Interest             1

                                             Number of
                                             Record Holders as
Title of Class                               of September 25, 1995
--------------                               ---------------------
Oppenheimer Value Stock Fund
  Class A Shares of Beneficial Interest         6,996
  Class B Shares of Beneficial Interest         2,570
  Class C Shares of Beneficial Interest             0


Item 27.  Indemnification
--------  ---------------
     Article IV of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to this Registration Statement, generally provides, among other things, for the indemnification of Registrant's Trustees and officers in a manner consistent with Securities and Exchange Commission Release No. IC-11330.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

     (a) Oppenheimer Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts
A and B hereof and listed in Item 28(b) below.

     (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Oppenheimer Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position
with Oppenheimer              Other Business and Connections
Management Corporation        During the Past Two Years
-----------------------       ------------------------------

Lawrence Apolito,             None.
Vice President

James C. Ayer, Jr.,           Vice President and Portfolio Manager of
Assistant Vice President      Oppenheimer Gold & Special Minerals Fund and
                              Oppenheimer Global Emerging Growth Fund.

Victor Babin,                 None.
Senior Vice President

Bruce Bartlett,               Vice President and Portfolio Manager of
Vice President                Oppenheimer Total Return Fund, Inc.,
                              Oppenheimer Main Street Funds, Inc. and
                              Oppenheimer Variable Account Funds;
                              formerly a Vice President and Senior
                              Portfolio Manager at First of America
                              Investment Corp.

Robert J. Bishop              Assistant Treasurer of the OppenheimerFunds
Assistant Vice President      (listed below); previously a Fund Controller
                              for Oppenheimer Management Corporation (the
                              "Manager").

George Bowen                  Treasurer of the New York-based
Senior Vice President         OppenheimerFunds; Vice President, Secretary
and Treasurer                 and Treasurer of the Denver-based
                              OppenheimerFunds. Vice President and
                              Treasurer of Oppenheimer Funds Distributor,
                              Inc. (the "Distributor") and HarbourView
                              Asset Management Corporation
                              ("HarbourView"), an investment adviser
                              subsidiary of OMC; Senior Vice President,
                              Treasurer, Assistant Secretary and a
                              director of Centennial Asset Management
                              Corporation ("Centennial"), an investment adviser subsidiary of the Manager; Vice
                              President, Treasurer and Secretary of
                              Shareholder Services, Inc. ("SSI") and
                              Shareholder Financial Services, Inc.
                              ("SFSI"), transfer agent subsidiaries of
                              OMC; President, Treasurer and Director of
                              Centennial Capital Corporation; Vice
                              President and Treasurer of Main Street
                              Advisers. Vice President/Comptroller and
                              Secretary of Oppenheimer Asset Management
                              Corporation ("OAMC"), an investment adviser which was a subsidiary of the OMC.

Michael A. Carbuto,           Vice President and Portfolio Manager of
Vice President                Oppenheimer Tax-Exempt Cash Reserves,
                              Centennial California Tax Exempt Trust,
                              Centennial New York Tax Exempt Trust and
                              Centennial Tax Exempt Trust; Vice President of Centennial.

William Colbourne,            Formerly, Director of Alternative Staffing
Assistant Vice President      Resources, and Vice President of Human
                              Resources, American Cancer Society.

Lynn Coluccy, Vice President  Formerly Vice President\Director of Internal
                              Audit of the Manager.

O. Leonard Darling,           Formerly Co-Director of Fixed Income for
Executive Vice President      State Street Research & Management Co.

Robert A. Densen,             None.
Senior Vice President

Robert Doll, Jr.,             Vice President and Portfolio Manager of
Executive Vice President      Oppenheimer Growth Fund, Oppenheimer
                              Target Fund, Oppenheimer Main Street Funds,
                              Inc. and Oppenheimer Variable Account
                              Funds; Senior Vice President and
                              Portfolio Manager of Oppenheimer Strategic
                              Income & Growth Fund.

John Doney, Vice President    Vice President and Portfolio Manager of
                              Oppenheimer Equity Income Fund.

Andrew J. Donohue,            Secretary of the New York-based
Executive Vice President      OppenheimerFunds; Vice President of the
& General Counsel             Denver-based OppenheimerFunds; Executive
                              Vice President, Director and General Counsel of the Distributor; formerly Senior Vice
                              President and Associate General Counsel of the Manager and the Distributor.

Kenneth C. Eich,              Treasurer of Oppenheimer Acquisition
Executive Vice President/     Corporation
Chief Financial Officer

George Evans, Vice President  Vice President and Portfolio Manager of
                              Oppenheimer Variable Account Funds,
                              Oppenheimer Global Securities Fund.

Scott Farrar,                 Assistant Treasurer of the OppenheimerFunds;
Assistant Vice President      previously a Fund Controller for the
                              Manager.

Katherine P.Feld              Vice President and Secretary of Oppenheimer
Vice President and            Funds Distributor, Inc.; Secretary of
Secretary                     HarbourView, Main Street Advisers, Inc. and
                              Centennial; Secretary, Vice President and
                              Director of Centennial Capital Corp.

Jon S. Fossel,                President and director of Oppenheimer
Chairman of the Board,        Acquisition Corp. ("OAC"), the Manager's
Chief Executive Officer       parent holding company; President and a
and Director                  director of HarbourView; a director of SSI
                              and SFSI; President, Director, Trustee, and
                              Managing General Partner of the Denver-based
                              OppenheimerFunds. President and Chairman of the Board of Main Street Advisers, Inc.;
                              formerly President of theManager.

Robert G. Galli,              Trustee of the New York-based
Vice Chairman                 OppenheimerFunds; Vice President and Counsel
                              of OAC; formerly he held the following
                              positions: a director of the Distributor, Vice President and a director of HarbourView and Centennial, a director of SFSI and SSI, an officer of other OppenheimerFunds and Executive Vice President & General Counsel of the Manager and the Distributor.

Linda Gardner,                None.
Assistant Vice President

Ginger Gonzalez,              Formerly 1st Vice President/Director of
Vice President                Creative Services for Shearson Lehman
                              Brothers.

Dorothy Grunwager,            None.
Assistant Vice President

Caryn Halbrecht,              Vice President and Portfolio Manager of
Vice President                Oppenheimer Insured Tax-Exempt Fund and
                              Oppenheimer Intermediate Tax Exempt Fund; an officer of other OppenheimerFunds;
                              formerly Vice President of Fixed Income
                              Portfolio Management at Bankers Trust.

Barbara Hennigar,             President and Director of Shareholder
President and Chief           Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden, Vice President    None.

Merryl Hoffman,               None.
Vice President

Scott T. Huebl,               None.
Assistant Vice President

Jane Ingalls,                 Formerly a Senior Associate with Robinson,
Assistant Vice President      Lake/Sawyer Miller.

Bennett Inkeles,              Formerly employed by Doremus & Company, an
Assistant Vice President      advertising agency.

Stephen Jobe,                 None.
Vice President

Heidi Kagan                   None.
Assistant Vice President

Avram Kornberg,               Formerly a Vice President with Bankers
Vice President                Trust.

Paul LaRocco,                 Portfolio Manager of Oppenheimer Capital
Assistant Vice President      Appreciation Fund, Oppenheimer Variable
                              Account Funds; Associate Portfolio
                              Manager of Oppenheimer Discovery Fund.
                              Formerly a Securities Analyst for Columbus
                              Circle Investors.

Mitchell J. Lindauer,         None.
Vice President

Loretta McCarthy,             None.
Senior Vice President

Bridget Macaskill,            Director of HarbourView; Director of Main
President and Director        Street Advisers, Inc.; and Chairman of
                              Shareholder Services, Inc.

Sally Marzouk,                None.
Vice President

Marilyn Miller,               Formerly a director of marketing for
Vice President                TransAmerica Fund Management Company.

Denis R. Molleur,             None.
Vice President

Kenneth Nadler,               None.
Vice President

David Negri,                  Vice President and Portfolio Manager of
Vice President                Oppenheimer Strategic Bond Fund, Oppenheimer
                              Multiple Strategies Fund, Oppenheimer
                              Oppenheimer Asset Allocation Fund,
                              Oppenheimer Strategic Income Fund,
                              Oppenheimer Strategic Income & Growth Fund,
                              Oppenheimer High Income Fund, Oppenheimer
                              Variable Account Funds and Oppenheimer Bond
                              Fund; an officer of other OppenheimerFunds.

Barbara Niederbrach,          None.
Assistant Vice President

Stuart Novek,                 Formerly a Director Account Supervisor for
Vice President                J. Walter Thompson.

Robert A. Nowaczyk,           None.
Vice President

Robert E. Patterson,          Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Main Street California Tax-
                              Exempt Fund, Oppenheimer Insured Tax-Exempt
                              Fund, Oppenheimer Intermediate Tax-
                              Exempt Fund, Oppenheimer Florida Tax-
                              Exempt Fund, Oppenheimer New Jersey Tax-
                              Exempt Fund, Oppenheimer Pennsylvania Tax-
                              Exempt Fund, Oppenheimer California Tax-
                              Exempt Fund, Oppenheimer New York Tax-Exempt
                              Fund and Oppenheimer Tax-Free Bond Fund;
                              Vice President of the New York Tax-Exempt
                              Income Fund, Inc.; Vice President of
                              Oppenheimer Multi-Sector Income Trust.

Tilghman G. Pitts III,        Chairman and Director of the Distributor.
Executive Vice President
and Director

Jane Putnam,                  Associate Portfolio Manager of Oppenheimer
Assistant Vice President      Growth Fund and Oppenheimer Target Fund.
                              Vice President and Portfolio Manager for
                              Oppenheimer Variable Account Funds. Formerly
                              Senior Investment Officer and Portfolio
                              Manager with Chemical Bank.

Russell Read,                 Formerly an International Finance Consultant
Vice President                for Dow Chemical.

Thomas Reedy,                 Vice President of Oppenheimer Multi-Sector
Vice President                Income Trust and Oppenheimer Multi-
                              Government Trust; an officer of other
                              OppenheimerFunds; formerly a Securities
                              Analyst for the Manager.

David Robertson,              None.
Vice President

Adam Rochlin,                 Formerly a product manager for Metropolitan
Assistant Vice President      Life Insurance Company.

David Rosenberg,              Vice President and Portfolio Manager of
Vice President                Oppenheimer Limited-Term Government Fund and
                              Oppenheimer U.S. Government Trust.  Formerly
                              Vice President and Senior Portfolio Manager for Delaware Investment Advisors.

Richard H. Rubinstein,        Vice President and Portfolio Manager of
Vice President                Oppenheimer Asset Allocation Fund,
                              Oppenheimer Fund and Oppenheimer Multiple
                              Strategies Fund; an officer of other
                              OppenheimerFunds; formerly Vice President and Portfolio Manager/Security Analyst for
                              Oppenheimer Capital Corp., an investment adviser.

Lawrence Rudnick,             Formerly Vice President of Dollar Dry Dock
Assistant Vice President      Bank.

James Ruff,                   None.
Executive Vice President

Ellen Schoenfeld,             None.
Assistant Vice President

Diane Sobin,                  Vice President and Portfolio Manager of
Vice President                Oppenheimer Total Return Fund, Inc.,
                              Oppenheimer Main Street Funds, Inc. and
                              Oppenheimer Variable Account Funds;
                              formerly a Vice President and Senior
                              Portfolio Manager for Dean Witter
                              InterCapital, Inc.

Nancy Sperte,                 None.
Senior Vice President

Donald W. Spiro,              President and Trustee of the New York-based
Chairman Emeritus             OppenheimerFunds; formerly Chairman of the
and Director                  Manager and the Distributor.

Arthur Steinmetz,             Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Strategic Income Fund,
                              Oppenheimer Strategic Income & Growth Fund;
                              an officer of other OppenheimerFunds.

Ralph Stellmacher,            Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Champion High Yield Fund and
                              Oppenheimer High Yield Fund; an officer of other OppenheimerFunds.

John Stoma, Vice President    Formerly Vice President of Pension Marketing
                              with Manulife Financial.

James C. Swain,               Chairman, CEO and Trustee, Director or
Vice Chairman of the          Managing Partner of the Denver-based
Board of Directors            OppenheimerFunds; President and a Director
and Director                  of Centennial; formerly President and
                              Director of OAMC, and Chairman of the Board of SSI.

James Tobin, Vice President   None.

Jay Tracey, Vice President    Vice President of the Manager; Vice
                              President and Portfolio Manager of
                              Oppenheimer Discovery Fund.  Formerly
                              Managing Director
                              of Buckingham Capital Management.

Gary Tyc, Vice President,     Assistant Treasurer of the Distributor and
Assistant Secretary           SFSI.
and Assistant Treasurer

Ashwin Vasan,                 Vice President and Portfolio Manager of
Vice President                Oppenheimer Multi-Sector
                              Income Trust, Oppenheimer Multi-
                              Government Trust and Oppenheimer
                              International Bond Fund; an officer of other
                              OppenheimerFunds.

Valerie Victorson,            None.
Vice President

Dorothy Warmack,              Vice President and Portfolio Manager of
Vice President                Daily Cash Accumulation Fund, Inc.,
                              Oppenheimer Cash Reserves, Centennial
                              America Fund, L.P., Centennial Government
                              Trust and Centennial Money Market Trust;
                              Vice President of Centennial.

Christine Wells,              None.
Vice President

William L. Wilby,             Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Global Fund and Oppenheimer
                              Global Growth & Income Fund; Vice President of HarbourView; an officer of other
                              OppenheimerFunds.


Susan Wilson-Perez,           None.
Vice President

Carol Wolf,                   Vice President and Portfolio Manager of
Vice President                Oppenheimer Money Market Fund, Inc.,
                              Centennial America Fund, L.P., Centennial
                              Government Trust, Centennial Money Market
                              Trust and Daily Cash Accumulation Fund,
                              Inc.; Vice President of Oppenheimer Multi-
                              Sector Income Trust; Vice President of
                              Centennial.

Robert G. Zack,               Associate General Counsel of the Manager;
Senior Vice President         Assistant Secretary of the OppenheimerFunds;
and Assistant Secretary       Assistant Secretary of SSI, SFSI; an officer
                              of other OppenheimerFunds.

Eva A. Zeff,                  An officer of certain OppenheimerFunds;
Assistant Vice President      formerly a Securities Analyst for the
                              Manager.

Arthur J. Zimmer,             Vice President and Portfolio Manager of
Vice President                Centennial America Fund, L.P., Oppenheimer
                              Money Fund, Centennial Government Trust,
                              Centennial Money Market Trust and Daily Cash
                              Accumulation Fund, Inc.; Vice President of
                              Oppenheimer Multi-Sector Income Trust; Vice
                              President of Centennial; an officer of other
                              OppenheimerFunds.

          The OppenheimerFunds include the New York-based OppenheimerFunds and the Denver-based OppenheimerFunds set forth below:

          New York-based OppenheimerFunds
          Oppenheimer Asset Allocation Fund
          Oppenheimer California Tax-Exempt Fund
          Oppenheimer Discovery Fund
          Oppenheimer Global Emerging Growth Fund
          Oppenheimer Global Fund
          Oppenheimer Global Growth & Income Fund
          Oppenheimer Gold & Special Minerals Fund
          Oppenheimer Growth Fund
          Oppenheimer Money Market Fund, Inc.
          Oppenheimer Multi-Government Trust
          Oppenheimer Multi-Sector Income Trust
          Oppenheimer Multi-State Tax-Exempt Trust
          Oppenheimer New York Tax-Exempt Trust
          Oppenheimer Fund
          Oppenheimer Target Fund
          Oppenheimer Tax-Free Bond Fund
          Oppenheimer U.S. Government Trust

          Denver-based OppenheimerFunds
          Oppenheimer Cash Reserves
          Centennial America Fund, L.P.
          Centennial California Tax Exempt Trust
          Centennial Government Trust
          Centennial Money Market Trust
          Centennial New York Tax Exempt Trust
          Centennial Tax Exempt Trust
          Daily Cash Accumulation Fund, Inc.
          The New York Tax-Exempt Income Fund, Inc.
          Oppenheimer Champion Income Fund
          Oppenheimer Equity Income Fund
          Oppenheimer High Yield Fund
          Oppenheimer Integrity Funds
          Oppenheimer International Bond Fund
          Oppenheimer Limited-Term Government Fund
          Oppenheimer Main Street Funds, Inc.
          Oppenheimer Strategic Bond Fund
          Oppenheimer Strategic Funds Trust
          Oppenheimer Strategic Income & Growth Fund
          Oppenheimer Tax-Exempt Fund
          Oppenheimer Total Return Fund, Inc.
          Oppenheimer Variable Account Funds

          The address of Oppenheimer Management Corporation, the New York-based OppenheimerFunds, Oppenheimer Funds Distributor, Inc., Harbourview Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

          The address of the Denver-based OppenheimerFunds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

                                   ***

          (ii) The directors and executive officers of Massachusetts Mutual Life Insurance Company ("MassMutual") and Concert Capital
Management, Inc. ("Concert Capital"), their positions and their other business affiliations and business experience for the past two years are as follows:

Directors of MassMutual

ROGER G. ACKERMAN, Director and Member, Auditing and Compensation
Committees

     President and Chief Operating Officer, Corning Incorporated (manufacturer of specialty materials, communication equipment and consumer products), One Riverfront Plaza, Corning, New York; Director (since 1993), Dow Corning Corporation (producer of silicone products), 2200 West Salzburg Road, Midland, Michigan; Director, The Pittson Company (mining and marketing of coal for electric utility and steel industries) One Pickwick Plaza, Greenwich, Connecticut.

JACK F. BENNETT, Director and Member, Auditing and Investment Committees

     Retired (since 1989); former Senior Vice President and Director, Exxon Corporation (producer of petroleum products), 1251 Avenue of the Americas, New York, New York; Director, Philips Electronics N.V., Groenewoudseweg 1, 5621 BA Eindhoven, The Netherlands; Dean Witter Mutual Funds, One World Trade Center, New York, New York; and Tandem Computer, Inc. (designer of computer systems), 19333 Vallco Parkway, Cupertino, California.

WILLIAM J. CLARK, Chairman of the Board and Member, Investment, Dividend Policy, and Organization & Operations Committees.

     Chairman of the Board of MassMutual, 1295 State Street, Springfield, Massachusetts.

ANTHONY DOWNS, Director and Member, Dividend Policy and Investment
Committees

     Senior Fellow, The Brookings Institution (non-profit policy research center), 1775 Massachusetts Avenue, N.W., Washington, D.C.; Director:
     The Pittway Corporation (publications and security equipment), 200 South Wacker Drive, Suite 700, Chicago, Illinois; National Housing Partnerships Foundation (non-profit organization to own and manage rental housing), 1225 Eye Street, N.W., Washington, D.C.; Bedford Properties, Inc. (real estate investment trust), 3658 Mt. Diable Boulevard, Lafayette, California; General Growth Properties, Inc. (real estate investment trust), 215 Keo Way, Des Moines, Iowa; NAACP Legal and Educational Defense Fund, Inc. (civil rights organization), 99 Hudson Street, New York, New York; Consultant, Aetna Realty Investors (real estate investments), 242 Trumbull Street, Hartford, Connecticut; and Salomon Brothers Inc (investment banking), 7 World Trade Center, New York, New York; Trustee: Urban Institute (public policy research organization), 2100 M Street, N.W., Washington, D.C. and Urban Land Institute (educational and research organization, 625 Indiana Avenue, N.W., Washington, D.C.

JAMES L. DUNLAP, Director and Member, Compensation and Organization & Operations Committees
     Senior Vice President of Texaco, Inc. (producer of petroleum products), 2000 Westchester Avenue, White Plains, New York and President, Texaco USA, 1111 Bagby, Houston, Texas.

RICHARD N. FRANK, Director and Member, Dividend Policy and Organization & Operations Committees

     Chairman of the Board of Directors and Chief Executive Officer, Lawry's Restaurants, Inc. (operator of restaurants) 2950 Los Feliz Boulevard, Los Angeles, California; Trustee, PIC Growth Fund and PIC Balanced Pinnacle Fund (mutual funds managed by Provident Investment Counsel), 300 North Lake Avenue, Pasadena, California.

CHARLES K. GIFFORD, Director and Member, Investment and Auditing
Committees

     President, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts; President, Bank of Boston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; Director, Member of Audit and Compensation Committees, Boston Edison Co. (public utility electric company), 800 Boylston Street, Boston, Massachusetts.

WILLIAM N. GRIGGS, Director, Chairman, Auditing Committee and Member, Investment Committee

     Managing Director, Griggs & Santow Inc. (business consultants) 75 Wall Street, New York, New York; Director, T/SF Communications, Inc. (diversified publishing and communications company), Tulsa, Oklahoma.

JAMES G. HARLOW, JR., Director and Member, Dividend Policy and Auditing
Committee

     Chairman and President, Oklahoma Gas and Electric Company (electric utility), Corporate Tower, 101 N. Robinson, Oklahoma City, Oklahoma; Director, Fleming Companies (wholesale food distributors), 6301 Waterford Boulevard,Oklahoma City, Oklahoma; Director (since 1994), Associated Electric & Gas Insurance Services Limited, Harborside Financial Center, 700 Plaza Two, Jersey City, New Jersey.

BARBARA B. HAUPTFUHRER, Director, Chairman, Compensation Committee and Member, Organization & Operations Committee

     Director and Member, Compensation, Nominating and Audit Committees, The Vanguard Group of Investment Companies including among others the following funds: Vanguard/Windsor Funds, Vanguard/Wellington Fund, Vanguard/Morgan Growth Fund, Vanguard/Wellesley Income Fund, Vanguard/Gemini Fund, Vanguard/Explorer Fund, Vanguard Municipal Bond Fund, Vanguard Fixed Income Securities Fund, Vanguard World Fund, Vanguard/Star Fund, Vanguard Ginnie Mae Fund, Vanguard/Primecap Fund, Vanguard Convertible Securities Fund, Vanguard Quantitative Fund, Vanguard Index Trust, Vanguard/Trustees Commingled Equity Fund, Vanguard/Trustees Commingled Fund-International, Vanguard Money Market Trust, Vanguard/Windsor II, Vanguard Asset Allocation Fund and Vanguard Equity Income Fund (principal offices, Drummers Lane, Valley Forge, Pennsylvania); Director, Chairman of Retirement Benefits Committee and Pension Fund Investment Review - USA and Canada and Member, Audit, Finance and Executive Committees, The Great Atlantic and Pacific Tea Company, Inc. (operator of retail food stores) 2 Paragon Drive, Montvale, New Jersey; Director, Chairman of Nominating Committee and Member, Compensation Committee, Knight-Ridder, Inc. (publisher of daily newspapers and operator of cable television and business information systems) One Herald Plaza, Miami, Florida; Director and Member, Compensation Committee, Raytheon Company, (electronics manufacturer) 141 Spring Street, Lexington, Massachusetts; Director and Member, Executive and Chairman, Human Resources Committees, Alco Standard Corp. (diversified office products and paper distributor) 825 Duportail Road, Valley Forge, Pennsylvania.

SHELDON B. LUBAR, Director, Member, Investment Committee and Chairman, Organization & Operations Committee

     Chairman, Lubar & Co. Incorporated (investment management and advisory company) 777 East Wisconsin Avenue, Milwaukee, Wisconsin; Chairman, President and Director, The Christiana Companies, Inc. (real estate development); Director: Firstar Bank, Firstar Corporation (bank holding company), SLX Energy, Inc. (oil and gas exploration); Member, Advisory Committee, Venture Capital Fund, L.P. (principal offices, 777 East Wisconsin Avenue, Milwaukee, Wisconsin);
     Director: Grey Wolf Drilling Co. (contract oil and gas drilling), 2000 Post Oak Boulevard, Houston, Texas; Marshall Erdman and Associates, Inc. (design, engineering, and construction firm), 5117 University Avenue, Madison, Wisconsin; Prideco, Inc. (drill collar manufacturer), 6039 Thomas Road, Houston, Texas; MGIC Investment Corporation (investment company), MGIC Plaza, 111 E. Kilbourn Avenue, Milwaukee, Wisconsin; Director (since 1993), Ameritech, Inc. (regional holding company for telephone companies), 30 South Wacker Drive, Chicago, Illinois; Director (1989-1994), Schwitzer, Inc. (holding company for engine parts manufacturers), P.O. Box 15075, Asheville, North Carolina; and Briggs & Stratton (small engine manufacturer) 3300 North 124th Street, Milwaukee, Wisconsin.

WILLIAM B. MARX, JR., Director and Member, Dividend Policy and
Compensation Committees

     Executive Vice President and Chief Executive Officer, Multimedia Products Group (since 1994) and Network Systems Group (1993-1994), AT&T (global communications and network computing company), 295 North Maple Avenue, Basking Ridge, New Jersey; Group Executive and President (1989-1993), AT&T Network Systems (manufacturer and marketer of network telecommunications equipment), 475 South Street, Morristown, New Jersey.

DONALD F. MCCULLOUGH, Director and Member, Dividend Policy and Auditing
Committees

     Retired (since 1988); former Chairman and Chief Executive Officer, Collins & Aikman Corp. (manufacturer of textile products) 210 Madison Avenue, New York, New York; Director: Bankers Trust New York Corp. (bank holding company) and Bankers Trust Company (principal offices, 280 Park Avenue, New York, New York); Melville Corporation (specialty retailer), One Theall Road, Rye, New York.

BARBARA S. PREISKEL, Director, Chairman, Dividend Policy Committee and Member, Compensation Committee

     Attorney-at-Law, The Bar Building, 36 West 44th Street, New York, New York; Director: Textron, Inc. (diversified manufacturing company),
     40 Westminster Street, Providence, Rhode Island; General Electric Company (diversified manufacturer electrical products), 3135 Easton Turnpike, Fairfield, Connecticut; The Washington Post Company (publisher of daily newspaper), Washington, D.C.; American Stores Company (operator of supermarkets and drugstores), 709 East South Temple, Salt Lake City, Utah.

THOMAS B. WHEELER, President, Director, Chief Executive Officer, Chairman, Investment Committee and Member, Dividend Policy and Organization & Operations Committees

     President, Chief Executive Officer and Director of MassMutual; and Chairman of the Board of Directors, MML Pension Insurance Company (wholly-owned insurance subsidiary of MassMutual Holding Company Two MSC, Inc.) (principal offices, 1295 State Street, Springfield, Massachusetts); Chairman of the Board of Directors, Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts; Director, The First National Bank of Boston and Bank of Boston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts and Massachusetts Capital Resources Company, 545 Boylston Street, Boston, Massachusetts; Chairman and Director, Oppenheimer Acquisition Corp. (parent of Oppenheimer Management Corporation, an investment management company), Two World Trade Center, New York, New York; Director (since 1993), Textron, Inc. (diversified manufacturing company), 40 Westminster Street, Providence, Rhode Island.

ALFRED M. ZEIEN, Director and Member Compensation and Organization & Operations Committees

     Chairman and Chief Executive Officer, The Gillette Company (manufacturer of personal care products), Prudential Tower Building, Boston, Massachusetts; Director: Polaroid Corporation (manufacturer of photographic products), 549 Technology Square, Cambridge, Massachusetts; Repligen Corporation (bio-technology); Bank of Boston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; and Raytheon Corporation (electronics manufacturer), 141 Spring Street, Lexington, Massachusetts; Trustee, University Hospital of Boston, Massachusetts.

Executive Vice Presidents of MassMutual

LAWRENCE V. BURKETT, Executive Vice President and General Counsel

     Executive Vice President and General Counsel (since 1993), Senior Vice President and Deputy General Counsel (1992-1993) of MassMutual; Director (since 1993), MassMutual Holding Company and Director (since
     1994), MassMutual Holding Company Two, Inc. (wholly-owned holding company subsidiaries of MassMutual), Director (since 1994):
     MassMutual Holding Company Two MSC, Inc. (wholly-owned holding company subsidiary of MassMutual Holding Company Two, Inc.); and MML Pension Insurance Company (wholly-owned insurance subsidiary of MassMutual Holding Company Two MSC, Inc.) (principal offices, 1295 State Street, Springfield, Massachusetts); Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Company), 1500 Main Street, Suite 1400, Springfield, Massachusetts; Director (since 1993), Sargasso Mutual Insurance Co., Ltd., Victoria Hall, Victoria Street, Hamilton, Bermuda; MassMutual of Ireland, Ltd. (wholly-owned subsidiary of MassMutual Holding Company Two MSC, Inc. to provide group insurance claim services), IDA Industrial Estate, P.O. Box 7, Tipperary Town, Ireland; Chairman (since 1994), Director (since 1993), MML Reinsurance (Bermuda) Ltd. (wholly-owned property and casualty reinsurance subsidiary of MassMutual Holding Company), 41 Cedar Avenue, Hamilton, Bermuda.

JOHN B. DAVIES, Executive Vice President

     Executive Vice President (since 1994, Associate Executive Vice President (1993-1994), General Agent (1982-1993) of MassMutual, 1295 State Street, Springfield, Massachusetts; Director (since 1994), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company), MML Insurance Agency, Inc. (wholly-owned subsidiary of MML Investors Services, Inc.), and MML Insurance Agency of Ohio, Inc. (subsidiary of MML Insurance Agency, Inc.) (principal offices, One Financial Plaza, 1350 Main Street, Springfield, Massachusetts); and Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Company), 1500 Main Street, Suite 1400, Springfield, Massachusetts.

DANIEL J. FITZGERALD, Executive Vice President, Corporate Financial
Operations

     Executive Vice President, Corporate Financial Operations (since
     1994), Senior Vice President (1991-1994) of MassMutual; Vice President (since 1994), Director (since 1993), MassMutual Holding Company; and Vice President and Director (since 1994), MassMutual Holding Company Two, Inc. (wholly-owned holding company subsidiaries of MassMutual); Vice President and Director (since 1994): MassMutual Holding Company Two MSC, Inc. (wholly-owned holding company subsidiary of MassMutual Holding Company Two, Inc.); Director (since
     1994), MML Pension Insurance Company (wholly-owned insurance subsidiary of MassMutual Holding Company Two MSC, Inc.); MML Bay State Life Insurance Company (wholly-owned insurance subsidiary of MassMutual); MML Real Estate Corporation and MML Realty Management Corporation (wholly-owned real estate management subsidiaries of MassMutual Holding Company) (principal offices, 1295 State Street, Springfield, Massachusetts); Director (since 1994), Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts; Director and Member, Compensation Committee (since 1994), Cornerstone Real Estate Advisers, Inc., 1500 Main Street, Suite 1400, Springfield, Massachusetts; Director and Member, Audit and Compensation Committees (since 1994), MML Investors Services, Inc.(wholly-owned broker dealer subsidiary of MassMutual Holding Company) and Director (1992-1993), MML Insurance Agency, Inc. (wholly-owned subsidiary of MML Investors Services, Inc.) (principal offices, One Financial Plaza, 1350 Main Street, Springfield, Massachusetts) Director (since 1994), MassMutual of Ireland, Ltd. (wholly-owned subsidiary of MassMutual Holding Company Two MSC, Inc. to provide group insurance claim services), IDA Industrial Estate, P.O. Box 7, Tipperary Town, Ireland.

LAWRENCE L. GRYPP, Executive Vice President

     Executive Vice President of MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman and Member Executive and Compensation Committees, MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) and Director (1991-1993), MML Insurance Agency (wholly-owned insurance subsidiary of MML Investors Services, Inc.) (principal offices, One Financial Plaza, 1350 Main Street, Springfield, Massachusetts); Director, Oppenheimer Acquisition Corp. (parent of Oppenheimer Management Corporation, an investment management company), Two World Trade Center, New York, New York: Director (since 1993), Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts; Trustee, The American College, Bryn Mawr, Pennsylvania.

JAMES E. MILLER, Executive Vice President

     Executive Vice President of MassMutual; President, Director and Chief Executive Officer (since 1994), MML Pension Insurance Company (wholly-owned insurance subsidiary of MassMutual Holding Company Two MSC, Inc.) (principal offices, 1295 State Street, Springfield, Massachusetts); Chairman (since 1994) and Director, MassMutual of Ireland Ltd. (wholly-owned subsidiary of MassMutual Holding Company Two MSC, Inc. to provide group insurance claim services), IDA Industrial Estate, P.O. Box 7, Tipperary Town, Ireland; Director:
     Benefit Panel Services, 888 South Figueroa Street, Los Angeles, California; and National Capital Preferred Provider Organization, 7979 Old Georgetown Road, Bethesda, Maryland; Director (since 1994), Sloan's Lake Management Corp. (preferred provider organization), 1355 South Colorado Boulevard, Denver, Colorado; Vice President and Treasurer, Dental Learning Systems, New York, New York; Director (1990-1994), The Ethix Corporation, 12655 Southwest Center, Suite 180, Beaverton, Oregon.

JOHN M. NAUGHTON, Executive Vice President

     Executive Vice President of MassMutual; Trustee and Member, Investment Pricing Committee, MassMutual Institutional Funds (open-end investment company) (principal offices, 1295 State Street, Springfield, Massachusetts); Chairman (since 1994) and Trustee, Springfield Institution for Savings, 1441 Main Street, Springfield, Massachusetts; Trustee, BayState Health Systems, 759 Chestnut Street, Springfield, Massachusetts; and American International College, 1000 State Street, Springfield, Massachusetts; Director, Oppenheimer Acquisition Corp. (parent of Oppenheimer Management Corporation, an investment management company), Two World Trade Center, New York, New York; and Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts; Director (since 1993), Colebrook Group (commercial real estate management and development), 1441 Main Street, Springfield, Massachusetts and Association of Private Pension and Welfare Plans; Trustee (since 1994), University of Massachusetts, Amherst, Massachusetts.

JOHN J. PAJAK, Executive Vice President

     Executive Vice President of MassMutual; Director (since 1994):
     MassMutual Holding Company and MassMutual Holding Company Two, Inc. (wholly-owned holding company subsidiaries of MassMutual); MassMutual Holding Company Two MSC, Inc. (wholly-owned holding company subsidiary of MassMutual Holding Company Two, Inc.); and MML Pension Insurance Company (wholly-owned insurance subsidiary of MassMutual Holding Company Two MSC, Inc.) (principal offices, 1295 State Street, Springfield, Massachusetts.)

GARY E. WENDLANDT, Executive Vice President

     Chief Investment Officer (since 1993), Executive Vice President of MassMutual; Trustee and President, MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Vice Chairman and Trustee (since 1993) and President (1988-1993), MML Series Investment Fund (open-end investment company); Chairman, Chief Executive Officer and Member, Investment Pricing Committee (since
     1994), MassMutual Institutional Funds (open-end investment company); Chairman, President and Chief Executive Officer (since 1994) and Director, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual); Chairman, President and Director (since
     1994), MassMutual Holding Company Two, Inc. (wholly-owned holding company subsidiary of MassMutual) and MassMutual Holding Company Two MSC, Inc. (wholly-owned holding company subsidiary of MassMutual Holding Company Two, Inc.); Chairman (since 1994) and Director (since
     1993), MML Real Estate Corporation and MML Realty Management Corporation (wholly-owned real estate management subsidiaries of MassMutual Holding Company) (principal offices, 1295 State Street, Springfield, Massachusetts); Chairman, Chief Executive Officer and Member, Executive and Compensation Committees (since 1994), Cornerstone Real Estate Advisers, Inc., 1500 Main Street, Suite 1400, Springfield, Massachusetts; President and Chief Executive Officer (since 1994) and Director, Concert Capital Management, Inc. 125 High Street, Boston, Massachusetts; Director, Oppenheimer Acquisition Corporation (parent of Oppenheimer Management Corporation, an investment management company), Two World Trade Center, New York, New York; Supervisory Director, MassMutual/Carlson CBO N.V. (collateralized bond fund), 6 John Gorsiraweg, P.O. Box 3889, Willemstad, Curacao, Netherlands Antilles; Director, Merrill Lynch Derivative Products, Inc., World Financial Center, North Tower, New York, New York; Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited) (principal offices, c/o BankAmerica Trust and Banking Corporation, Box 1096, George Town, Grand Cayman, Cayman Islands, British West Indies).

Directors of Concert Capital

THOMAS B. WHEELER, Chairman

     Chairman of the Board of Directors, Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts. See Directors of MassMutual, above, for further details.

RICHARD G. DOOLEY, Director

     Director, Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts; Retired (since 1993), Executive Vice President and Chief Investment Officer (1978-1993) of MassMutual; Chairman:
     MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies) and MML Series Investment Fund (open-end investment company) (principal offices, 1295 State Street, Springfield, Massachusetts); Director: The Advest Group, Inc. (financial services holding company), 280 Trumbull Street, Hartford, Connecticut; The New England Education Loan Marketing Corp., (finances college student loans) 25 Braintree Hill Park, Braintree, Massachusetts; The Hartford Steam Boiler Inspection and Insurance Co., One State Street, Hartford, Connecticut; Trustee, Kimco Realty Corp., 1044 Northern Boulevard, Roslyn, New York; Supervisory Director (1991-1994), MassMutual/Carlson CBO (collateralized bond fund), 6 John Gorsiraweg, P.O. Box 3889, Willemstad, Curacao, Netherlands Antilles; Director and Vice President, Oppenheimer Acquisition Corp., Two World Trade Center, New York, New York; Director (since 1993), Luxonen S.A. (Swedish investment fund); and Jefferies Group, Inc. (financial services holding company), 11100 Santa Monica Boulevard, Los Angeles, California.

DANIEL J. FITZGERALD, Director

     Director (since 1994), Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts. See Executive Officers of MassMutual, above, for further details.

LAWRENCE L. GRYPP, Director

     Director (since 1993), Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts. See Executive Officers of MassMutual, above, for further details.

JOHN M. NAUGHTON, Director

     Director, Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts. See Executive Officers of MassMutual, above, for further details.

GARY E. WENDLANDT, President, Director and Chief Executive Officer

     President and Chief Executive Officer (since 1994) and Director, Concert Capital Management, Inc. (wholly-owned investment advisory subsidiary of MassMutual Holding Company), 125 High Street, Boston, Massachusetts. See Executive Officers of MassMutual, above, for further details.

Executive Officers of Concert Capital

DAVID B. SALERNO, Managing Director

     Managing Director (since 1993), Vice President and Managing Director (1992-1993) of Concert Capital Management, Inc., 125 High Street, Boston, Massachusetts; Senior Vice President, MML Series Investment Fund (open-end investment company), 1295 State Street, Springfield, Massachusetts; Vice President, Oppenheimer Value Stock Fund (mutual fund), Two World Trade Center, New York, New York.

JOHN V. MURPHY, Chief Operating Officer

     Chief Operating Officer (since 1993), Concert Capital Management, Inc., 125 High Street, Boston, Massachusetts; Chief Financial Officer (1985-1993), Liberty Financial Companies, Boston, Massachusetts.

GEORGE M. ULRICH, Senior Vice President

     Senior Vice President (since 1993) of Concert Capital Management, Inc., 125 High Street, Boston, Massachusetts.

The address of MassMutual is 1295 State Street, Springfield, Massachusetts 01111 and the address of Concert Capital is 100 Northfield Drive, Windsor, Connecticut 06095.

For information as to the business, profession, vocation or employment of a substantial nature of the officers and trustees of MML Series Investment Fund, reference is made to Part B of this registration statement and to the registration on Form ADV filed by the Massachusetts Mutual Life Insurance Company and Concert Capital Management, Inc., under the
Investment Advisers Act of 1940, which are incorporated herein by reference.

Item 29.  Principal Underwriter

     (a) Oppenheimer Funds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

     (b) The directors and officers of the Registrant's principal underwriter are:

                                                            Positions and
Name & Principal            Positions & Offices             Offices with
Business Address            with Underwriter                Registrant
----------------            -------------------             -------------

George Clarence Bowen+      Vice President & Treasurer      Vice
                                                            President,
                                                            Secretary and
                                                            Treasurer

Christopher Blunt           Vice President                  None
6 Baker Avenue
Westport, CT  06880

Julie Bowers                Vice President                  None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan            Vice President                  None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*             Senior Vice President -         None
                            Financial Institution Div.

Robert Coli                 Vice President                  None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins           Vice President                  None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Mary Crooks+                Vice President                  None

Paul Della Bovi             Vice President                  None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*        Executive Vice                  Vice President
                            President & Director

Wendy H. Ehrlich            Vice President                  None
4 Craig Street
Jericho, NY 11753

Kent Elwell                 Vice President                  None
41 Craig Place
Cranford, NJ  07016

John Ewalt                  Vice President                  None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*          Vice President & Secretary      None

Mark Ferro                  Vice President                  None
43 Market Street
Breezy Point, NY 11697

Wendy Fishler*              Vice President-                 None
                            Financial Institution Div.

Wayne Flanagan              Vice President -                None
36 West Hill Road           Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster            Senior Vice President -         None
11339 Avant Lane            Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki            Vice President                  None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto            Vice President                  None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                  Vice President -                None
5506 Bryn Mawr              Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                Vice President/National         None
                            Sales Manager - Financial
                            Institution Div.

Sharon Hamilton             Vice President                  None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez               Vice President                  None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Michael Keogh*              Vice President                  None

Richard Klein               Vice President                  None
4011 Queen Avenue South
Minneapolis, MN 55410

Hans Klehmet II             Vice President                  None
26542 Love Lane
Ramona, CA 92065

Ilene Kutno*                Assistant Vice President        None

Wayne A. LeBlang            Senior Vice President -         None
23 Fox Trail                Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                   Vice President -                None
7 Maize Court               Financial Institution Div.
Melville, NY 11747

James Loehle                Vice President                  None
30 John Street
Cranford, NJ  07016

Laura Mulhall*              Senior Vice President -         None
                            Director of Key Accounts

Charles Murray              Vice President                  None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton               Vice President                  None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer              Vice President                  None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne               Vice President -                None
1307 Wandering Way Dr.      Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira               Vice President                  None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit           Vice President                  None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti               Vice President                  None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*     Chairman & Director             None

Elaine Puleo*               Vice President -                None
                            Financial Institution Div.

Minnie Ra                   Vice President -                None
109 Peach Street            Financial Institution Div.
Avenel, NJ 07001

Ian Robertson               Vice President                  None
4204 Summit Wa
Marietta, GA 30066

Robert Romano               Vice President                  None
1512 Fallingbrook Drive
Fishers, IN 46038

James Ruff*                 President                       None

Timothy Schoeffler          Vice President                  None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                  Vice President                  None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino           Vice President                  None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw               Vice President -                None
5155 West Fair Place        Financial Institution Div.
Littleton, CO 80123

Robert Shore                Vice President -                None
26 Baroness Lane            Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker               Vice President -                None
2017 N. Cleveland, #2       Financial Institution Div.
Chicago, IL  60614

Michael Stenger             Vice President                  None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

George Sweeney              Vice President                  None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum        Vice President                  None
7123 Cornelia Lane
Dallas, TX  75214

Dave Thomas                 Vice President -                None
111 South Joliet Circle     Financial Institution Div.
#304
Aurora, CO  80012

Philip St. John Trimble     Vice President                  None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+              Assistant Treasurer             None

Mark Stephen Vandehey+      Vice President                  None

Gregory K. Wilson           Vice President                  None
2 Side Hill Road
Westport, CT 06880

Bernard J. Wolocko          Vice President                  None
33915 Grand River
Farmington, MI 48335

William Harvey Young+       Vice President                  None

* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

     (c)  Not applicable.


Item 30.  Location of Accounts and Records
--------  --------------------------------
     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of both Oppenheimer Management Corporation at its offices at 3410 South Galena Street, Denver, Colorado 80231 and MassMutual at its offices at 1295 State Street, Springfield, Massachusetts 01111.

Item 31.  Management Services
--------  -------------------
     Not applicable.

Item 32.  Undertakings
--------  ------------
     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 28th day of September, 1995.

                                   OPPENHEIMER INTEGRITY FUNDS

                                   By: /s/ James C. Swain*
                                   ---------------------------
                                   James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                   Title                 Date

/s/ James C. Swain*          Chairman of the       September 28, 1995
----------------------       Board of Trustees
James C. Swain

/s/ Jon S. Fossel*           Chief Executive       September 28, 1995
----------------------       Officer and Trustee
Jon S. Fossel

/s/ George C. Bowen*         Chief Financial       September 28, 1995
----------------------       and Accounting
George C. Bowen              Officer

/s/ Robert G. Avis*          Trustee               September 28, 1995
----------------------
Robert G. Avis

/s/ William A. Baker*        Trustee               September 28, 1995
----------------------
William A. Baker

/s/ Charles Conrad Jr.*      Trustee               September 28, 1995
----------------------
Charles Conrad, Jr.

/s/ Raymond J. Kalinowski*   Trustee               September 28, 1995
-------------------------
Raymond J. Kalinowski

/s/ Howard Kast*             Trustee               September 28, 1995
------------------------
C. Howard Kast

/s/ Robert M. Kirchner*      Trustee               September 28, 1995
------------------------
Robert M. Kirchner

/s/ Ned M. Steel*            Trustee               September 28, 1995
------------------------
Ned M. Steel

*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                       OPPENHEIMER INTEGRITY FUNDS

                        Registration NO. 2-76547

                     POST-EFFECTIVE AMENDMENT NO. 27


                              EXHIBIT INDEX


Form N-1A
Item No.            Description
---------           -----------
24(b)4(vi)          Specimen Class A Share Certificate for Oppenheimer
                    Bond Fund

24(b)4(v)           Specimen Class B Share Certificate for Oppenheimer
                    Bond Fund

24(b)4(vi)          Specimen Class C Share Certificate for Oppenheimer
                    Bond Fund

24(b)11             Independent Auditors' Consent

24(b)17(i)          Financial Data for Class A shares of Oppenheimer Bond
                    Fund for fiscal year ended 12/31/94

                    Financial Data for Class A shares of Oppenheimer Bond Fund for six month period ended 6/30/95

24(b)17(ii)         Financial Data for Class B shares of Oppenheimer Bond
                    Fund for fiscal year ended 12/31/94

                    Financial Data for Class B shares of Oppenheimer Bond Fund for six month period ended 6/30/95

24(b)17(iv)         Financial Data for Class A shares of Oppenheimer
                    Value Stock Fund for fiscal year ended 12/31/94

                    Financial Data for Class A shares of Oppenheimer Value Stock Fund for six months ended 6/30/95

25(b)17(v)          Financial Data for Class B shares of Oppenheimer
                    Value Stock Fund for fiscal year ended 12/31/94

                    Financial Data for Class B shares of Oppenheimer Value Stock Fund for six month period ended 6/30/95